                                                                               .
                                                                               .
                                                                               .
MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR        NON-        MERISTAR        AGH         MERISTAR
                                                                HOSPITALITY    GUARANTOR       SUB 7C,       UPREIT,       SUB 5N,
                                                                  OP, L.P.    SUBSIDIARIES       LLC          LLC            LLC
                                                                -----------   ------------   ----------    ----------    ----------
ASSETS
   Property and equipment                                           18,132      1,418,980            --            --         4,137
   Accumulated depreciation                                        (12,063)      (234,185)           --            --          (644)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     6,069      1,184,795            --            --         3,493

   Restricted cash                                                  33,088          5,200            --            --            --
   Investments in affiliates                                     2,273,079          8,200            32         2,989            --
   Due from subsidiaries                                          (706,261)       282,441            --            74         4,144
   Note receivable from Interstate Hotels & Resorts                120,855             --            --            --            --
   Prepaid expenses and other assets                                27,550           (942)           --            --           (10)
   Accounts receivable, net                                         16,392          1,109            --            --            --
   Marketable securities                                             1,000             --            --            --            --
   Cash and cash equivalents                                       251,448             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                 2,023,220      1,480,803            32         3,063         7,627
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                1,006,708        346,441            --            --            --
   Notes payable to MeriStar Hospitality Corporation               337,093             --            --            --            --
   Accounts payable and accrued expenses                            20,406          8,052            --            --            38
   Accrued interest                                                 36,600          3,271            --            --            --
   Due to Interstate Hotels & Resorts                                  796             --            --            --            --
   Other liabilities                                                 4,186           (304)           --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
   Total liabilities                                             1,405,789        357,460            --            --            38
                                                                ----------      ---------    ----------    ----------    ----------

   Minority interests                                                2,565             --            --            --            --
   Redeemable OP units at redemption value                          33,535             --            --            --            --
   Partners' capital - Common OP Units                             581,331      1,123,343            32         3,063         7,589
                                                                ----------      ---------    ----------    ----------    ----------
                                                                 2,023,220      1,480,803            32         3,063         7,627
                                                                ==========      =========    ==========    ==========    ==========


                                                                 MERISTAR        MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 8A,        SUB 8F,       SUB 8G,       SUB 6H,       SUB 8B,
                                                                    LLC            L.P.          LLC          L.P.          LLC
                                                                -----------     ---------    ----------    ----------    ----------
ASSETS
   Property and equipment                                               --         11,501            --        10,862        82,693
   Accumulated depreciation                                             --         (2,356)           --            --       (11,680)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                        --          9,145            --        10,862        71,013

   Restricted cash                                                      --            115            --            --            --
   Investments in affiliates                                            --             --            72            --            --
   Due from subsidiaries                                                --          6,568             9         6,619        30,008
   Note receivable from Interstate Hotels & Resorts                     --             --            --            --            --
   Prepaid expenses and other assets                                    --            (15)           --             1            13
   Accounts receivable, net                                             --             --            --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                        --         15,813            81        17,482       101,034
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --            --            --            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable and accrued expenses                                --             72            --           230         2,535
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
   Total liabilities                                                    --             72            --           230         2,535
                                                                ----------      ---------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                                  --         15,741            81        17,252        98,499
                                                                ----------      ---------    ----------    ----------    ----------
                                                                        --         15,813            81        17,482       101,034
                                                                ==========      =========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR        MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 1C,         SUB 8E,       SUB 7F,      SUB 5L,       SUB 3C,
                                                                   L.P.            LLC           LLC          LLC           LLC
                                                                -----------     ---------    ----------    ----------    ----------
ASSETS
  Property and equipment                                            25,534         15,356         7,263        11,684        17,436
  Accumulated depreciation                                          (5,647)        (2,875)           --          (607)       (3,522)
                                                                ----------      ---------    ----------    ----------    ----------

                                                                    19,887         12,481         7,263        11,077        13,914

  Restricted cash                                                       --             --            --            --            --
  Investments in affiliates                                             --             --            --            --            --
  Due from subsidiaries                                             (2,846)         6,432         4,982         4,327         4,920
  Note receivable from Interstate Hotels & Resorts                      --             --            --            --            --
  Prepaid expenses and other assets                                    (43)            (6)            1           (14)           35
  Accounts receivable, net                                              --             --            --            --            --
  Marketable securities                                                 --             --            --            --            --
  Cash and cash equivalents                                             --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    16,998         18,907        12,246        15,390        18,869
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                        --             --            --            --            --
  Notes payable to MeriStar Hospitality Corporation                     --             --            --            --            --
  Accounts payable and accrued expenses                                 46            (81)          219            50           239
  Accrued interest                                                      --             --            --            --            --
  Due to Interstate Hotels & Resorts                                    --             --            --            --            --
  Other liabilities                                                     --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
  Total liabilities                                                     46            (81)          219            50           239
                                                                ----------      ---------    ----------    ----------    ----------

  Minority interests                                                    --             --            --            --            --
  Redeemable OP units at redemption value                               --             --            --            --            --
  Partners' capital - Common OP Units                               16,952         18,988        12,027        15,340        18,630
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    16,998         18,907        12,246        15,390        18,869
                                                                ==========      =========    ==========    ==========    ==========


                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5R,        SUB 6D,       SUB 6E,       SUB 4E,       SUB 1B,
                                                                   LLC            LLC            LLC          L.P.           LLC
                                                                -----------     ---------    ----------    ----------    ----------
ASSETS
  Property and equipment                                                --         17,439        44,763         5,044        18,557
  Accumulated depreciation                                              --         (2,757)       (9,554)           --        (3,935)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                        --         14,682        35,209         5,044        14,622

  Restricted cash                                                       --             --            --            --            --
  Investments in affiliates                                             43             --            --            --            --
  Due from subsidiaries                                                (43)         7,938        21,079         3,194        15,026
  Note receivable from Interstate Hotels & Resorts                      --             --            --            --            --
  Prepaid expenses and other assets                                     --             (5)          (20)          (15)          (19)
  Accounts receivable, net                                              --            115            --            --            96
  Marketable securities                                                 --             --            --            --            --
  Cash and cash equivalents                                             --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                        --         22,730        56,268         8,223        29,725
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                        --             --            --            --            37
  Notes payable to MeriStar Hospitality Corporation                     --             --            --            --            --
  Accounts payable and accrued expenses                                 --            (38)         (367)          253            68
  Accrued interest                                                      --             --            --            --            --
  Due to Interstate Hotels & Resorts                                    --             --            --            --            --
  Other liabilities                                                     --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
  Total liabilities                                                     --            (38)         (367)          253           105
                                                                ----------      ---------    ----------    ----------    ----------

  Minority interests                                                    --             --            --            --            --
  Redeemable OP units at redemption value                               --             --            --            --            --
  Partners' capital - Common OP Units                                   --         22,768        56,635         7,970        29,620
                                                                ----------      ---------    ----------    ----------    ----------
                                                                        --         22,730        56,268         8,223        29,725
                                                                ==========      =========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR        MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5F,        SUB 6G,       SUB 8C,       SUB 4C,       SUB 4H,
                                                                    L.P.           LLC          LLC           L.P            L.P.
                                                                -----------     ---------    ----------    ----------    ----------
ASSETS
   Property and equipment                                           17,292         22,527         5,821            --         4,870
   Accumulated depreciation                                             --         (4,800)         (158)           --           (66)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    17,292         17,727         5,663            --         4,804

   Restricted cash                                                      --             --            --            --            --
   Investments in affiliates                                            --             --            --            --            --
   Due from subsidiaries                                            12,324          6,389         5,189            --          (761)
   Note receivable from Interstate Hotels & Resorts                     --             --            --            --            --
   Prepaid expenses and other assets                                   (37)            (7)           35            --            (4)
   Accounts receivable, net                                             --             --            --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    29,579         24,109        10,887            --         4,039
                                                                ==========      =========    ==========    ==========    ==========

 LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --            --            --            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable and accrued expenses                               278           (138)         (409)           --           144
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
   Total liabilities                                                   278           (138)         (409)           --           144
                                                                ----------      ---------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                              29,301         24,247        11,296            --         3,895
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    29,579         24,109        10,887            --         4,039
                                                                ==========      =========    ==========    ==========    ==========


                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                 SUB 7E,         SUB 3D,       SUB 1A,        SUB 7A       SUB 2B,
                                                                   LLC             LLC           LLC      JOINT VENTURE      LLC
                                                                ----------      ---------    ----------   -------------  ----------
ASSETS
   Property and equipment                                           18,211         22,674        11,499         5,845         3,854
   Accumulated depreciation                                         (3,171)        (6,844)       (2,815)          (61)          (75)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    15,040         15,830         8,684         5,784         3,779

   Restricted cash                                                      --             --            --            --            --
   Investments in affiliates                                            --             --            --            --            --
   Due from subsidiaries                                             6,389          8,343         7,088         4,836        (1,139)
   Note receivable from Interstate Hotels & Resorts                     --             --            --            --            --
   Prepaid expenses and other assets                                    (4)           (10)          (31)           (1)            4
   Accounts receivable, net                                             --             --            --            --           (14)
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    21,425         24,163        15,741        10,619         2,630
                                                                ==========      =========    ==========    ==========    ==========

 LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                      --             --            --            --         5,721
    Notes payable to MeriStar Hospitality Corporation                   --             --            --            --            --
    Accounts payable and accrued expenses                               30            164            30           108           (17)
    Accrued interest                                                    --             --            --            --            --
    Due to Interstate Hotels & Resorts                                  --             --            --            --            --
    Other liabilities                                                   --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
    Total liabilities                                                   30            164            30           108         5,704
                                                                ----------      ---------    ----------    ----------    ----------

    Minority interests                                                  --             --            --            --            --
    Redeemable OP units at redemption value                             --             --            --            --            --
    Partners' capital - Common OP Units                             21,395         23,999        15,711        10,511        (3,074)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    21,425         24,163        15,741        10,619         2,630
                                                                ==========      =========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 3A,         SUB 4A,      SUB 4D,       SUB 2A,       SUB 6L,
                                                                   LLC             L.P.          L.P.          LLC           LLC
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
   Property and equipment                                            3,193          3,419            --         4,831        12,619
   Accumulated depreciation                                             --            (31)           --           (64)         (116)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     3,193          3,388            --         4,767        12,503

   Restricted cash                                                      --             --            --            --            --
   Investments in affiliates                                            --             --            --            --            --
   Due from subsidiaries                                             1,777          4,321         2,922        (1,423)        5,933
   Note receivable from Interstate Hotels & Resorts                     --             --            --            --            --
   Prepaid expenses and other assets                                    (3)            (7)            3            26            (5)
   Accounts receivable, net                                             --             --            --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     4,967          7,702         2,925         3,370        18,431
                                                                ==========      =========    ==========    ==========    ==========

 LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --            --         9,331            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable and accrued expenses                               140            285            --            24           (22)
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
   Total liabilities                                                   140            285            --         9,355           (22)
                                                                ----------      ---------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                               4,827          7,417         2,925        (5,985)       18,453
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     4,967          7,702         2,925         3,370        18,431
                                                                ==========      =========    ==========    ==========    ==========


                                                                    MDV          MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                  LIMITED         SUB 5C,      SUB 6J,       SUB 1D,       SUB 7B,
                                                                PARTNERSHIP        LLC          LLC           LLC            L.P.
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
   Property and equipment                                            3,849          3,903        19,454        68,621         4,759
   Accumulated depreciation                                           (651)           (60)       (3,638)      (11,467)          (57)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     3,198          3,843        15,816        57,154         4,702

   Restricted cash                                                      --             --            --            --            --
   Investments in affiliates                                            --             --            --            --            --
   Due from subsidiaries                                             2,423            818         7,183        18,787        (3,371)
   Note receivable from Interstate Hotels & Resorts                     --             --            --            --            --
   Prepaid expenses and other assets                                     1            (19)           30          (122)           (8)
   Accounts receivable, net                                             --             --            --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     5,622          4,642        23,029        75,819         1,323
                                                                ==========      =========    ==========    ==========    ==========

 LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --            --            --            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable and accrued expenses                                80            836          (276)           84           906
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
   Total liabilities                                                    80            836          (276)           84           906
                                                                ----------      ---------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                               5,542          3,806        23,305        75,735           417
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     5,622          4,642        23,029        75,819         1,323
                                                                ==========      =========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR        MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 7D,         SUB 7G,      SUB 6B,       SUB 4I,       SUB 5D,
                                                                    LLC            LLC          LLC            L.P.          LLC
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
   Property and equipment                                           52,241          4,878        10,781         2,440        42,047
   Accumulated depreciation                                         (9,362)          (104)       (2,076)          (78)       (7,738)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    42,879          4,774         8,705         2,362        34,309

   Restricted cash                                                      --             --            --            --            --
   Investments in affiliates                                            --             --            --            --        51,368
   Due from subsidiaries                                            24,174            233         2,888           639        (6,576)
   Note receivable from Interstate Hotels & Resorts                     --             --            --            --            --
   Prepaid expenses and other assets                                   226             (6)           (1)            5            (3)
   Accounts receivable, net                                          1,030             --            --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    68,309          5,001        11,592         3,006        79,098
                                                                ==========      =========    ==========    ==========    ==========

 LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --            --            --        24,000
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable and accrued expenses                             3,642            (54)         (156)          332           247
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                 (200)            --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
   Total liabilities                                                 3,442            (54)         (156)          332        24,247
                                                                ----------      ---------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                              64,867          5,055        11,748         2,674        54,851
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    68,309          5,001        11,592         3,006        79,098
                                                                ==========      =========    ==========    ==========    ==========


                                                                 MERISTAR        MERISTAR       AGH         MERISTAR      MERISTAR
                                                                  SUB 5H,         SUB 7H,      PSS I,        SUB 2D,       SUB 4F,
                                                                   LLC             LLC          INC.          LLC            L.P.
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
   Property and equipment                                               --          4,247            --         5,799        32,387
   Accumulated depreciation                                             --            (43)           --           (81)       (5,530)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                        --          4,204            --         5,718        26,857

   Restricted cash                                                      --             --            --            --            --
   Investments in affiliates                                            --             --            --            --            --
   Due from subsidiaries                                            35,086          6,225        25,570           602         4,996
   Note receivable from Interstate Hotels & Resorts                     --             --            --            --            --
   Prepaid expenses and other assets                                    --              2            --             2            (6)
   Accounts receivable, net                                             --             --            --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    35,086         10,431        25,570         6,322        31,847
                                                                ==========      =========    ==========    ==========    ==========

 LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             13            --        10,812            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable and accrued expenses                                (2)           198            --           (34)          290
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
   Total liabilities                                                    (2)           211            --        10,778           290
                                                                ----------      ---------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                              35,088         10,220        25,570        (4,456)       31,557
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    35,086         10,431        25,570         6,322        31,847
                                                                ==========      =========    ==========    ==========    ==========

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATING BALANCE SHEET
 SEPTEMBER 30, 2003
 (DOLLARS IN THOUSANDS)


                                                                  MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5K,         SUB 5M,       SUB 1E,       SUB 5O,       SUB 4B,
                                                                    LLC            LLC           L.P.           LLC          L.P.
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
   Property and equipment                                           28,238         22,041        10,477         8,735         7,273
   Accumulated depreciation                                         (4,882)        (2,237)       (1,886)       (1,087)           --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    23,356         19,804         8,591         7,648         7,273

   Restricted cash                                                      --             --            --            --            --
   Investments in affiliates                                            --             --            --            --            --
   Due from subsidiaries                                              (530)         7,769         8,370         3,021        (4,810)
   Note receivable from Interstate Hotels & Resorts                     --             --            --            --            --
   Prepaid expenses and other assets                                   (43)           (29)          (13)           (9)           (5)
   Accounts receivable, net                                             --             --            --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    22,783         27,544        16,948        10,660         2,458
                                                                ==========      =========    ==========    ==========    ==========

 LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --            --            --            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable and accrued expenses                             3,201            130          (126)           44           353
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
   Total liabilities                                                 3,201            130          (126)           44           353
                                                                ----------      ---------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                              19,582         27,414        17,074        10,616         2,105
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    22,783         27,544        16,948        10,660         2,458
                                                                ==========      =========    ==========    ==========    ==========


                                                                 MERISTAR        MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 2C,         SUB 4G,      SUB 3B,       SUB 5G,       SUB 5P,
                                                                    LLC            L.P.         LLC            L.P.          LLC
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
   Property and equipment                                           10,523         12,566            --       163,814            39
   Accumulated depreciation                                           (175)            --            --       (28,929)          (22)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    10,348         12,566            --       134,885            17

   Restricted cash                                                      --             --            --            --            --
   Investments in affiliates                                            --             --            --            --            --
   Due from subsidiaries                                             5,206          8,295         8,540        42,027         2,934
   Note receivable from Interstate Hotels & Resorts                     --             --            --            --            --
   Prepaid expenses and other assets                                   (19)           (52)           (3)         (146)           (2)
   Accounts receivable, net                                             --             --            --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    15,535         20,809         8,537       176,766         2,949
                                                                ==========      =========    ==========    ==========    ==========

 LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                   18,883             --            --            --            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable and accrued expenses                               141            380            --         1,537            --
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
   Total liabilities                                                19,024            380            --         1,537            --
                                                                ----------      ---------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                              (3,489)        20,429         8,537       175,229         2,949
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    15,535         20,809         8,537       176,766         2,949
                                                                ==========      =========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR        MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5J,         SUB 5Q,      SUB 5A,       SUB 8D,       SUB 4J,
                                                                   LLC             LLC          LLC           LLC           LLC
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
   Property and equipment                                          109,816         16,682        35,380         9,237        38,231
   Accumulated depreciation                                        (15,946)        (2,129)      (10,422)         (120)       (6,812)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    93,870         14,553        24,958         9,117        31,419

   Restricted cash                                                      --             --            --            --            --
   Investments in affiliates                                            --             --         4,627            --            --
   Due from subsidiaries                                            21,791          4,550         6,751         7,958         7,217
   Note receivable from Interstate Hotels & Resorts                     --             --            --            --            --
   Prepaid expenses and other assets                                  (227)           (31)          (18)           (6)          (12)
   Accounts receivable, net                                             --             --            --            --           (16)
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                   115,434         19,072        36,318        17,069        38,608
                                                                ==========      =========    ==========    ==========    ==========

 LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --        23,609            --            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable and accrued expenses                               673            (97)          356          (166)          193
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
   Total liabilities                                                   673            (97)       23,965          (166)          193
                                                                ----------      ---------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                             114,761         19,169        12,353        17,235        38,415
                                                                ----------      ---------    ----------    ----------    ----------
                                                                   115,434         19,072        36,318        17,069        38,608
                                                                ==========      =========    ==========    ==========    ==========


                                                                  MERISTAR     GUARANTOR
                                                                   HOTEL      SUBSIDIARIES                   TOTAL
                                                                LESSEE, INC.      TOTAL     ELIMINATIONS  CONSOLIDATED
                                                                ------------  ------------  ------------  ------------
ASSETS
   Property and equipment                                            3,146      1,140,528            --     2,577,640
   Accumulated depreciation                                         (3,018)      (180,328)           --      (426,576)
                                                                ----------    ------------  ------------  ------------
                                                                       128        960,200            --     2,151,064

   Restricted cash                                                      --            115            --        38,403
   Investments in affiliates                                            --         59,131    (2,300,410)       40,000
   Due from subsidiaries                                               435        423,820            --            --
   Note receivable from Interstate Hotels & Resorts                     --             --      (120,855)           --
   Prepaid expenses and other assets                                16,481         15,829            --        42,437
   Accounts receivable, net                                         45,757         46,968            --        64,469
   Marketable securities                                                --             --            --         1,000
   Cash and cash equivalents                                        18,826         18,826            --       270,274
                                                                ----------      ---------    ----------    ----------
                                                                    81,627      1,524,889    (2,421,265)    2,607,647
                                                                ==========      =========    ==========    ==========

 LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                   67,332        159,738      (120,855)    1,392,032
   Notes payable to MeriStar Hospitality Corporation                    --             --            --       337,093
   Accounts payable and accrued expenses                            55,273         71,866            --       100,324
   Accrued interest                                                    314            314            --        40,185
   Due to Interstate Hotels & Resorts                                5,373          5,173            --         5,969
   Other liabilities                                                 8,852          8,852            --        12,734
                                                                ----------      ---------    ----------    ----------
   Total liabilities                                               137,144        245,943      (120,855)    1,888,337
                                                                ----------      ---------    ----------    ----------

   Minority interests                                                   --             --            --         2,565
   Redeemable OP units at redemption value                              --             --            --        33,535
   Partners' capital - Common OP Units                             (55,517)     1,278,946    (2,300,410)      683,210
                                                                ----------      ---------    ----------    ----------
                                                                    81,627      1,524,889    (2,421,265)    2,607,647
                                                                ==========      =========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR          NON-       MERISTAR        AGH         MERISTAR
                                                                HOSPITALITY     GUARANTOR       SUB 7C,      UPREIT,       SUB 5N,
                                                                  OP, L.P.    SUBSIDIARIES       LLC           LLC           LLC
                                                                ----------      ---------    ----------    ----------    ----------
ASSET
    Property and equipment                                          16,986      1,467,405            --            --         4,117
    Accumulated depreciation                                        (8,686)      (220,927)           --            --          (541)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     8,300      1,246,478            --            --         3,576

    Restricted cash                                                 15,374          4,876            --            --            --
    Investments in and advances to affiliates                    2,590,345          8,200            32         3,056            --
    Due from subsidiaries                                         (595,139)       196,324            --            66         3,522
    Note receivable from Interstate Hotels & Resorts               150,657             --            --            --            --
    Prepaid expenses and other assets                               22,541            304            --            --            --
    Accounts receivable, net of allowance for doubtful accounts     11,944          1,313            --            --            --
    Cash and cash equivalents                                       21,372             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                 2,225,394      1,457,495            32         3,122         7,098
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                 945,830        352,052            --            --            --
    Notes payable to MeriStar Hospitality Corporation              357,505             --            --            --            --
    Accounts payable and accrued expenses                           15,585          9,733            --            --             7
    Accrued interest                                                49,106          3,577            --            --            --
    Due to Interstate Hotels & Resorts                                 372             --            --            --            --
    Other liabilities                                                4,591             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
    Total liabilities                                            1,372,989        365,362            --            --             7
                                                                ----------      ---------    ----------    ----------    ----------

    Minority interests                                               2,624             --            --            --            --
    Redeemable OP units at redemption value                         38,205             --            --            --            --
    Partners' capital - Common OP Units                            811,576      1,092,133            32         3,122         7,091
                                                                ----------      ---------    ----------    ----------    ----------
                                                                 2,225,394      1,457,495            32         3,122         7,098
                                                                ==========      =========    ==========    ==========    ==========


                                                                 MERISTAR        MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 8A,         SUB 8F,      SUB 8G,       SUB 6H,       SUB 8B,
                                                                   LLC             L.P.         LLC           L.P.           LLC
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
    Property and equipment                                              --         11,471            --        13,635        81,872
    Accumulated depreciation                                            --         (1,933)           --        (1,877)       (9,874)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                        --          9,538            --        11,758        71,998

    Restricted cash                                                     --            115            --            --            --
    Investments in and advances to affiliates                           --             --            72            --            --
    Due from subsidiaries                                            4,879          5,385            10         5,770        26,553
    Note receivable from Interstate Hotels & Resorts                    --             --            --            --            --
    Prepaid expenses and other assets                                   --              2            --            --            32
    Accounts receivable, net of allowance for doubtful accounts        (17)           (28)           --            --            --
    Cash and cash equivalents                                           --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     4,862         15,012            82        17,528        98,583
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                      --             --            --            --            --
    Notes payable to MeriStar Hospitality Corporation                   --             --            --            --            --
    Accounts payable and accrued expenses                             (132)           207            --           179         2,626
    Accrued interest                                                    --             --            --            --            --
    Due to Interstate Hotels & Resorts                                  --             --            --            --            --
    Other liabilities                                                   --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
    Total liabilities                                                 (132)           207            --           179         2,626
                                                                ----------      ---------    ----------    ----------    ----------

    Minority interests                                                  --             --            --            --            --
    Redeemable OP units at redemption value                             --             --            --            --            --
    Partners' capital - Common OP Units                              4,994         14,805            82        17,349        95,957
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     4,862         15,012            82        17,528        98,583
                                                                ==========      =========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR        MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 1C,         SUB 8E,      SUB 7F,       SUB 5L,       SUB 3C,
                                                                   L.P.            LLC          LLC           LLC            LLC
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
    Property and equipment                                          25,327         15,274        12,046        11,579        17,380
    Accumulated depreciation                                        (4,885)        (2,441)       (2,453)         (504)       (2,998)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    20,442         12,833         9,593        11,075        14,382

    Restricted cash                                                     --             --            --            --            --
    Investments in and advances to affiliates                           --             --            --            --            --
    Due from subsidiaries                                           (2,994)         5,641         4,366         3,676         3,935
    Note receivable from Interstate Hotels & Resorts                    --             --            --            --            --
    Prepaid expenses and other assets                                   --             --            --            --            48
    Accounts receivable, net of allowance for doubtful accounts         --             --            --            28            --
    Cash and cash equivalents                                           --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    17,448         18,474        13,959        14,779        18,365
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                      --             --            --            --            --
    Notes payable to MeriStar Hospitality Corporation                   --             --            --            --            --
    Accounts payable and accrued expenses                              186             (8)          162            35           208
    Accrued interest                                                    --             --            --            --            --
    Due to Interstate Hotels & Resorts                                  --             --            --            --            --
    Other liabilities                                                   --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
    Total liabilities                                                  186             (8)          162            35           208
                                                                ----------      ---------    ----------    ----------    ----------

    Minority interests                                                  --             --            --            --            --
    Redeemable OP units at redemption value                             --             --            --            --            --
    Partners' capital - Common OP Units                             17,262         18,482        13,797        14,744        18,157
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    17,448         18,474        13,959        14,779        18,365
                                                                ==========      =========    ==========    ==========    ==========


                                                                 MERISTAR        MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                 SUB 5R,          SUB 6D,      SUB 6E,       SUB 4E,       SUB 1B,
                                                                   LLC             LLC          LLC           L.P.           LLC
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
    Property and equipment                                              --         17,430        44,495        24,741        18,416
    Accumulated depreciation                                            --         (2,347)       (8,334)       (3,986)       (3,529)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                        --         15,083        36,161        20,755        14,887

    Restricted cash                                                     --             --            --            --            --
    Investments in and advances to affiliates                           43             --            --            --            --
    Due from subsidiaries                                              (43)         6,781        18,092         2,772        12,954
    Note receivable from Interstate Hotels & Resorts                    --             --            --            --            --
    Prepaid expenses and other assets                                   --             --            --             2             1
    Accounts receivable, net of allowance for doubtful accounts         --            101            --            --            96
    Cash and cash equivalents                                           --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                        --         21,965        54,253        23,529        27,938
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                      --             --            --            --            48
    Notes payable to MeriStar Hospitality Corporation                   --             --            --            --            --
    Accounts payable and accrued expenses                               --             18          (132)          415            51
    Accrued interest                                                    --             --            --            --            --
    Due to Interstate Hotels & Resorts                                  --             --            --            --            --
    Other liabilities                                                   --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
    Total liabilities                                                   --             18          (132)          415            99
                                                                ----------      ---------    ----------    ----------    ----------

    Minority interests                                                  --             --            --            --            --
    Redeemable OP units at redemption value                             --             --            --            --            --
    Partners' capital - Common OP Units                                 --         21,947        54,385        23,114        27,839
                                                                ----------      ---------    ----------    ----------    ----------
                                                                        --         21,965        54,253        23,529        27,938
                                                                ==========      =========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5F,         SUB 6G,       SUB 8C,       SUB 4C,       SUB 4H,
                                                                   L.P.            LLC           LLC          L.P.          L.P.
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
    Property and equipment                                          31,539         22,381        11,400            --        12,462
    Accumulated depreciation                                        (4,421)        (4,166)           --            --        (2,253)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    27,118         18,215        11,400            --        10,209

    Restricted cash                                                     --             --            --            --            --
    Investments in and advances to affiliates                           --             --            --            --            --
    Due from subsidiaries                                           10,473          5,200         4,587        11,521          (738)
    Note receivable from Interstate Hotels & Resorts                    --             --            --            --            --
    Prepaid expenses and other assets                                    5             --             1            --            14
    Accounts receivable, net of allowance for doubtful accounts         --             --            --             1            --
    Cash and cash equivalents                                           --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    37,596         23,415        15,988        11,522         9,485
                                                                ==========      =========    ==========    ==========    ==========


LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                      --             --            --            --            --
    Notes payable to MeriStar Hospitality Corporation                   --             --            --            --            --
    Accounts payable and accrued expenses                              170            108           (77)           98           172
    Accrued interest                                                    --             --            --            --            --
    Due to Interstate Hotels & Resorts                                  --             --            --            --            --
    Other liabilities                                                   --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
    Total liabilities                                                  170            108           (77)           98           172
                                                                ----------      ---------    ----------    ----------    ----------

    Minority interests                                                  --             --            --            --            --
    Redeemable OP units at redemption value                             --             --            --            --            --
    Partners' capital - Common OP Units                             37,426         23,307        16,065        11,424         9,313
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    37,596         23,415        15,988        11,522         9,485
                                                                ==========      =========    ==========    ==========    ==========


                                                                                                                          MERISTAR
                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR       SUB 7A
                                                                  SUB 7E,        SUB 3D,       SUB 1A,       SUB 5E,       JOINT
                                                                   LLC            LLC           LLC           LLC         VENTURE
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
    Property and equipment                                          17,972         22,549        11,318        52,868        13,161
    Accumulated depreciation                                        (2,711)        (6,261)       (2,478)       (8,155)       (1,761)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    15,261         16,288         8,840        44,713        11,400

    Restricted cash                                                     --             --            --            --            --
    Investments in and advances to affiliates                           --             --            --            --            --
    Due from subsidiaries                                            5,820          7,409         6,231        14,226         4,352
    Note receivable from Interstate Hotels & Resorts                    --             --            --            --            --
    Prepaid expenses and other assets                                    3             --            --             1             5
    Accounts receivable, net of allowance for doubtful accounts         --             --            --            --            --
    Cash and cash equivalents                                           --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    21,084         23,697        15,071        58,940        15,757
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                      --             --            --            --            --
    Notes payable to MeriStar Hospitality Corporation                   --             --            --            --            --
    Accounts payable and accrued expenses                               86             61           121           184           218
    Accrued interest                                                    --             --            --            --            --
    Due to Interstate Hotels & Resorts                                  --             --            --            --            --
    Other liabilities                                                   --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
    Total liabilities                                                   86             61           121           184           218
                                                                ----------      ---------    ----------    ----------    ----------

    Minority interests                                                  --             --            --            --            --
    Redeemable OP units at redemption value                             --             --            --            --            --
    Partners' capital - Common OP Units                             20,998         23,636        14,950        58,756        15,539
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    21,084         23,697        15,071        58,940        15,757
                                                                ==========      =========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR        MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                 SUB 6K,          SUB 2B,      SUB 3A,       SUB 4A,       SUB 4D,
                                                                   LLC              LLC          LLC          L.P.          L.P.
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
    Property and equipment                                          22,855          9,672         5,740         4,617         4,037
    Accumulated depreciation                                        (4,296)        (1,985)         (254)           --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    18,559          7,687         5,486         4,617         4,037

    Restricted cash                                                     --             --            --            --            --
    Investments in and advances to affiliates                           --             --            --            --            --
    Due from subsidiaries                                           16,890           (804)        1,500         4,097           (74)
    Note receivable from Interstate Hotels & Resorts                    --             --            --            --            --
    Prepaid expenses and other assets                                   --              1            --            --            21
    Accounts receivable, net of allowance for doubtful accounts         --            (12)           --            --            --
    Cash and cash equivalents                                           --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    35,449          6,872         6,986         8,714         3,984
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                      --          4,890            --            --            --
    Notes payable to MeriStar Hospitality Corporation                   --             --            --            --            --
    Accounts payable and accrued expenses                              122             75           163           346           112
    Accrued interest                                                    --             --            --            --            --
    Due to Interstate Hotels & Resorts                                  --             --            --            --            --
    Other liabilities                                                   --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
    Total liabilities                                                  122          4,965           163           346           112
                                                                ----------      ---------    ----------    ----------    ----------

    Minority interests                                                  --             --            --            --            --
    Redeemable OP units at redemption value                             --             --            --            --            --
    Partners' capital - Common OP Units                             35,327          1,907         6,823         8,368         3,872
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    35,449          6,872         6,986         8,714         3,984
                                                                ==========      =========    ==========    ==========    ==========


                                                                 MERISTAR       MERISTAR        MDV         MERISTAR      MERISTAR
                                                                 SUB 2A,         SUB 6L,       LIMITED       SUB 5C,       SUB 6J,
                                                                   LLC             LLC       PARTNERSHIP       LC            LLC
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
    Property and equipment                                           8,294         29,650         3,838        14,088        19,412
    Accumulated depreciation                                        (1,464)        (3,354)         (547)       (2,812)       (3,208)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     6,830         26,296         3,291        11,276        16,204

    Restricted cash                                                     --             --            --            --            --
    Investments in and advances to affiliates                           --             --            --            --            --
    Due from subsidiaries                                             (884)         4,928         2,169           242         5,957
    Note receivable from Interstate Hotels & Resorts                    --             --            --            --            --
    Prepaid expenses and other assets                                   21             --             9            70            45
    Accounts receivable, net of allowance for doubtful accounts         --             --            --            --            --
    Cash and cash equivalents                                           --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     5,967         31,224         5,469        11,588        22,206
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                   7,977             --            --            --            --
    Notes payable to MeriStar Hospitality Corporation                   --             --            --            --            --
    Accounts payable and accrued expenses                               65             51            95           866          (116)
    Accrued interest                                                    --             --            --            --            --
    Due to Interstate Hotels & Resorts                                  --             --            --            --            --
    Other liabilities                                                   --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
    Total liabilities                                                8,042             51            95           866          (116)
                                                                ----------      ---------    ----------    ----------    ----------

    Minority interests                                                  --             --            --            --            --
    Redeemable OP units at redemption value                             --             --            --            --            --
    Partners' capital - Common OP Units                             (2,075)        31,173         5,374        10,722        22,322
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     5,967         31,224         5,469        11,588        22,206
                                                                ==========      =========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR        MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 1D,         SUB 7B,      SUB 7D,       SUB 7G,       SUB 6B,
                                                                   LLC             L.P.          LLC           LLC           LLC
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
    Property and equipment                                          68,456         15,314        52,184        16,620        10,645
    Accumulated depreciation                                        (9,754)            --        (8,132)       (4,107)       (1,742)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    58,702         15,314        44,052        12,513         8,903

    Restricted cash                                                     --             --            --            --            --
    Investments in and advances to affiliates                           --             --            --            --            --
    Due from subsidiaries                                           16,638         (3,681)       21,885           122         2,423
    Note receivable from Interstate Hotels & Resorts                    --             --            --            --            --
    Prepaid expenses and other assets                                   11             --           309             1             3
    Accounts receivable, net of allowance for doubtful accounts         --             --         1,026            --            --
    Cash and cash equivalents                                           --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    75,351         11,633        67,272        12,636        11,329
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                      --             --            --            --            --
    Notes payable to MeriStar Hospitality Corporation                   --             --            --            --            --
    Accounts payable and accrued expenses                               20          1,148         4,552            37           (95)
    Accrued interest                                                   117             --            --            --            --
    Due to Interstate Hotels & Resorts                                  --             --          (200)           --            --
    Other liabilities                                                   --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
    Total liabilities                                                  137          1,148         4,352            37           (95)
                                                                ----------      ---------    ----------    ----------    ----------

    Minority interests                                                  --             --            --            --            --
    Redeemable OP units at redemption value                             --             --            --            --            --
    Partners' capital - Common OP Units                             75,214         10,485        62,920        12,599        11,424
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    75,351         11,633        67,272        12,636        11,329
                                                                ==========      =========    ==========    ==========    ==========


                                                                 MERISTAR        MERISTAR     MERISTAR      MERISTAR        AGH
                                                                  SUB 4I,         SUB 5D,      SUB 5H,       SUB 7H,        PSS I,
                                                                   L.P.            LLC          LLC           LLC           INC.
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
    Property and equipment                                           3,800         42,013        53,422         5,700        17,855
    Accumulated depreciation                                            --         (6,645)       (7,989)           --        (2,049)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     3,800         35,368        45,433         5,700        15,806

    Restricted cash                                                     --             --            --            --            --
    Investments in and advances to affiliates                           --         51,368            --            --            --
    Due from subsidiaries                                              895         (7,027)        8,773         5,754        10,810
    Note receivable from Interstate Hotels & Resorts                    --             --            --            --            --
    Prepaid expenses and other assets                                   --             18            --            --            --
    Accounts receivable, net of allowance for doubtful accounts         --             --            --            --            --
    Cash and cash equivalents                                           --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     4,695         79,727        54,206        11,454        26,616
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                      --         24,000            --            13            --
    Notes payable to MeriStar Hospitality Corporation                   --             --            --            --            --
    Accounts payable and accrued expenses                              411            206           146           267           107
    Accrued interest                                                    --             --            --            --            --
    Due to Interstate Hotels & Resorts                                  --             --            --            --            --
    Other liabilities                                                   --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
    Total liabilities                                                  411         24,206           146           280           107
                                                                ----------      ---------    ----------    ----------    ----------

    Minority interests                                                  --             --            --            --            --
    Redeemable OP units at redemption value                             --             --            --            --            --
    Partners' capital - Common OP Units                              4,284         55,521        54,060        11,174        26,509
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     4,695         79,727        54,206        11,454        26,616
                                                                ==========      =========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                 SUB 2D,         SUB 4F,       SUB 5K,       SUB 5M,       SUB 1E,
                                                                   LLC            L.P.           LLC           LLC          L.P.
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
    Property and equipment                                          15,465         31,912        28,057        22,022        10,457
    Accumulated depreciation                                        (2,435)        (4,714)       (3,916)       (1,883)       (1,649)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    13,030         27,198        24,141        20,139         8,808

    Restricted cash                                                     --             --            --            --            --
    Investments in and advances to affiliates                           --             --            --            --            --
    Due from subsidiaries                                              416          4,392          (705)        6,601         7,355
    Note receivable from Interstate Hotels & Resorts                    --             --            --            --            --
    Prepaid expenses and other assets                                    1             12            --            --            --
    Accounts receivable, net of allowance for doubtful accounts         --             --            --            --            --
    Cash and cash equivalents                                           --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    13,447         31,602        23,436        26,740        16,163
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                   9,243             --            --            --            --
    Notes payable to MeriStar Hospitality Corporation                   --             --            --            --            --
    Accounts payable and accrued expenses                               63            399         4,316            48            13
    Accrued interest                                                    --             --            --            --            --
    Due to Interstate Hotels & Resorts                                  --             --            --            --            --
    Other liabilities                                                   --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
    Total liabilities                                                9,306            399         4,316            48            13
                                                                ----------      ---------    ----------    ----------    ----------

    Minority interests                                                  --             --            --            --            --
    Redeemable OP units at redemption value                             --             --            --            --            --
    Partners' capital - Common OP Units                              4,141         31,203        19,120        26,692        16,150
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    13,447         31,602        23,436        26,740        16,163
                                                                ==========      =========    ==========    ==========    ==========


                                                                 MERISTAR        MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5O,         SUB 6M       SUB 4B,       SUB 6C,       SUB 2C,
                                                                   LLC           COMPANY        L.P.           LLC           LLC
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
    Property and equipment                                           8,727         32,975         8,265        20,855        28,658
    Accumulated depreciation                                          (916)        (4,779)           --        (3,592)       (5,385)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                     7,811         28,196         8,265        17,263        23,273

    Restricted cash                                                     --             --            --            --            --
    Investments in and advances to affiliates                           --             --            --            --            --
    Due from subsidiaries                                            2,486         15,876        (4,592)       10,175         4,873
    Note receivable from Interstate Hotels & Resorts                    --             --            --            --            --
    Prepaid expenses and other assets                                   --             21            --            --             1
    Accounts receivable, net of allowance for doubtful accounts         --             --            --            --            --
    Cash and cash equivalents                                           --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    10,297         44,093         3,673        27,438        28,147
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                      --             --            --            --        16,143
    Notes payable to MeriStar Hospitality Corporation                   --             --            --            --            --
    Accounts payable and accrued expenses                                7           (117)          443          (142)          238
    Accrued interest                                                    --             --            --            --            --
    Due to Interstate Hotels & Resorts                                  --             --            --            --            --
    Other liabilities                                                   --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
    Total liabilities                                                    7           (117)          443          (142)       16,381
                                                                ----------      ---------    ----------    ----------    ----------

    Minority interests                                                  --             --            --            --            --
    Redeemable OP units at redemption value                             --             --            --            --            --
    Partners' capital - Common OP Units                             10,290         44,210         3,230        27,580        11,766
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    10,297         44,093         3,673        27,438        28,147
                                                                ==========      =========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR        MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 4G,         SUB 3B,      SUB 5G,       SUB 5P,       SUB 5J,
                                                                   L.P.            LLC          L.P.           LLC           LLC
                                                                ----------      ---------    ----------    ----------    ----------
ASSETS
    Property and equipment                                          25,601          8,550       163,237            39       107,471
    Accumulated depreciation                                        (4,015)            --       (24,213)          (18)      (13,334)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    21,586          8,550       139,024            21        94,137

    Restricted cash                                                     --             --            --            --            --
    Investments in and advances to affiliates                           --             --            --            --            --
    Due from subsidiaries                                            7,456          2,201        35,538         1,989        17,649
    Note receivable from Interstate Hotels & Resorts                    --             --            --            --            --
    Prepaid expenses and other assets                                    9             --             5            --            --
    Accounts receivable, net of allowance for doubtful accounts         --             --            --            --            --
    Cash and cash equivalents                                           --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    29,051         10,751       174,567         2,010       111,786
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                      --             --            --            --            --
    Notes payable to MeriStar Hospitality Corporation                   --             --            --            --            --
    Accounts payable and accrued expenses                              558            173           838             4           453
    Accrued interest                                                    --             --            --            --            --
    Due to Interstate Hotels & Resorts                                  --             --            --            --            --
    Other liabilities                                                   --             --            --            --            --
                                                                ----------      ---------    ----------    ----------    ----------
    Total liabilities                                                  558            173           838             4           453
                                                                ----------      ---------    ----------    ----------    ----------

    Minority interests                                                  --             --            --            --            --
    Redeemable OP units at redemption value                             --             --            --            --            --
    Partners' capital - Common OP Units                             28,493         10,578       173,729         2,006       111,333
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    29,051         10,751       174,567         2,010       111,786
                                                                ==========      =========    ==========    ==========    ==========


                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 5Q,        SUB 5A,       SUB 8D,       SUB 4J,        HOTEL
                                                                    LLC            LLC           LLC           LLC      LESSEE, INC.
                                                                ----------      ---------    ----------    ----------   ----------
ASSETS
    Property and equipment                                          16,509         34,981        30,687        38,154         2,252
    Accumulated depreciation                                        (1,709)        (9,395)       (5,080)       (5,862)       (2,219)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    14,800         25,586        25,607        32,292            33

    Restricted cash                                                     --             --            --            --            --
    Investments in and advances to affiliates                           --          4,627            --            --            --
    Due from subsidiaries                                            3,274          5,147         6,942         5,438         5,245
    Note receivable from Interstate Hotels & Resorts                    --             --            --            --            --
    Prepaid expenses and other assets                                   --             --            --             5        17,389
    Accounts receivable, net of allowance for doubtful accounts         --             --            --           (24)       42,400
    Cash and cash equivalents                                           --             --            --            --        12,517
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    18,074         35,360        32,549        37,711        77,584
                                                                ==========      =========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                      --         23,609            --            --        21,397
    Notes payable to MeriStar Hospitality Corporation                   --             --            --            --            --
    Accounts payable and accrued expenses                             (122)            (3)         (117)          171        58,595
    Accrued interest                                                    --             --            --            --           107
    Due to Interstate Hotels & Resorts                                  --             --            --            --        10,328
    Other liabilities                                                   --             --            --            --        11,376
                                                                ----------      ---------    ----------    ----------    ----------
    Total liabilities                                                 (122)        23,606          (117)          171       101,803
                                                                ----------      ---------    ----------    ----------    ----------

    Minority interests                                                  --             --            --            --            --
    Redeemable OP units at redemption value                             --             --            --            --            --
    Partners' capital - Common OP Units                             18,196         11,754        32,666        37,540       (24,219)
                                                                ----------      ---------    ----------    ----------    ----------
                                                                    18,074         35,360        32,549        37,711        77,584
                                                                ==========      =========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)


                                                                 GUARANTOR
                                                               SUBSIDIARIES                    TOTAL
                                                                  TOTAL       ELIMINATIONS  CONSOLIDATED
                                                               ------------   ------------  ------------
Assets
    Property and equipment                                       1,536,518             --     3,020,909
    Accumulated depreciation                                      (231,359)            --      (460,972)
                                                                ----------     ----------    ----------
                                                                 1,305,159             --     2,559,937

    Restricted cash                                                    115             --        20,365
    Investments in and advances to affiliates                       59,198     (2,617,743)       40,000
    Due from subsidiaries                                          398,815             --            --
    Note receivable from Interstate Hotels & Resorts                    --       (108,605)       42,052
    Prepaid expenses and other assets                               18,066             --        40,911
    Accounts receivable, net of allowance for doubtful accounts     43,571             --        56,828
    Cash and cash equivalents                                       12,517             --        33,889
                                                                ----------     ----------    ----------
                                                                 1,837,441     (2,726,348)    2,793,982
                                                                ==========     ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
    Long-term debt                                                 107,320       (108,605)    1,296,597
    Notes payable to MeriStar Hospitality Corporation                   --             --       357,505
    Accounts payable and accrued expenses                           79,359             --       104,677
    Accrued interest                                                   224             --        52,907
    Due to Interstate Hotels & Resorts                              10,128             --        10,500
    Other liabilities                                               11,376             --        15,967
                                                                ----------     ----------    ----------
    Total liabilities                                              208,407       (108,605)    1,838,153
                                                                ----------     ----------    ----------

    Minority interests                                                  --             --         2,624
    Redeemable OP units at redemption value                             --             --        38,205
    Partners' capital - Common OP Units                          1,629,034     (2,617,743)      915,000
                                                                ----------     ----------    ----------
                                                                 1,837,441     (2,726,348)    2,793,982
                                                                ==========     ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                         MERISTAR         NON-            MERISTAR          AGH         MERISTAR
                                                       HOSPITALITY      GUARANTOR          SUB 7C,        UPREIT,        SUB 5N,
                                                         OP, L.P.      SUBSIDIARIES          LLC            LLC            LLC
                                                       -----------     -------------     -----------    -----------    -----------
  Hotel operations:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
  Office rental and other revenues                           1,620             (241)              --             --             --
 Participating lease revenue                                    --           30,382               --             --            165
                                                       -----------     ------------      -----------    -----------    -----------
Total revenue                                                1,620           30,141               --             --            165
                                                       -----------     ------------      -----------    -----------    -----------
Hotel operating expenses by department:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
Office rental, parking and other operating expenses             --               78               --             --             --
Other operating expenses:
    General and administrative                               1,774              258               --             --             --
    Property operating costs                                  (359)              (1)              --             --             --
    Depreciation and amortization                            2,162           12,022               --             --             34
    Loss on asset impairments                                   --             (278)              --             --             --
    Property taxes, insurance and other                       (397)           3,998               --             --             27
                                                       -----------     ------------      -----------    -----------    -----------
Operating expenses                                           3,180           16,077               --             --             61
                                                       -----------     ------------      -----------    -----------    -----------
Operating income (loss)                                     (1,560)          14,064               --             --            104
 Gain on early extinguishment of debt                        4,574               --               --             --             --
 Minority interest expense                                      --               --               --             --             --
 Interest expense, net                                     (26,806)          (6,870)              --             --             --
 Equity in loss from consolidated entities                 (27,554)              --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 (Loss) gain before income taxes and discontinued
   operations                                              (51,346)           7,194               --             --            104

 Income tax benefit                                            305               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from continuing operations                           (51,041)           7,194               --             --            104

 Discontinued operations:                                       --               --               --             --             --
 Income (loss) from discontinued operations before
   tax (expense) benefit                                        --              683               --             --             --
 Income tax (expense) benefit                                   --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from discontinued operations                              --              683               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Net (loss) income                                         (51,041)           7,877               --             --            104
                                                       ===========     ============      ===========    ===========    ===========

                                                        MERISTAR         MERISTAR         MERISTAR       MERISTAR       MERISTAR
                                                         SUB 8A,          SUB 8F,          SUB 8G,        SUB 6H,        SUB 8B,
                                                          LLC              L.P.              LLC            L.P.           LLC
                                                       -----------     -------------     -----------    -----------    -----------
  Hotel operations:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
  Office rental and other revenues                              --               --               --             --             --
 Participating lease revenue                                    --              587               --            317          1,818
                                                       -----------     ------------      -----------    -----------    -----------
Total revenue                                                   --              587               --            317          1,818
                                                       -----------     ------------      -----------    -----------    -----------
Hotel operating expenses by department:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
Office rental, parking and other operating expenses             --               --               --             --             --
Other operating expenses:
    General and administrative                                  --               --               --             --             --
    Property operating costs                                    --               --               --             --             --
    Depreciation and amortization                               --              162               --            160            601
    Loss on asset impairments                                   --               --               --            500             --
    Property taxes, insurance and other                         --              156               --             24            346
                                                       -----------     ------------      -----------    -----------    -----------
Operating expenses                                              --              318               --            684            947
                                                       -----------     ------------      -----------    -----------    -----------
Operating income (loss)                                         --              269               --           (367)           871
 Gain on early extinguishment of debt                           --               --               --             --             --
 Minority interest expense                                      --               --               --             --             --
 Interest expense, net                                          --               --               --             --             --
 Equity in loss from consolidated entities                      --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 (Loss) gain before income taxes and discontinued
   operations                                                   --              269               --           (367)           871

 Income tax benefit                                             --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from continuing operations                                --              269               --           (367)           871

 Discontinued operations:                                       --               --               --             --             --
 Income (loss) from discontinued operations before
   tax (expense) benefit                                        --               --               --             --             --
 Income tax (expense) benefit                                   --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from discontinued operations                              --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Net (loss) income                                              --              269               --           (367)           871
                                                       ===========     ============      ===========    ===========    ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                        MERISTAR         MERISTAR         MERISTAR       MERISTAR       MERISTAR
                                                         SUB 1C,          SUB 8E,          SUB 7F,        SUB 5L,        SUB 3C,
                                                           L.P.             LLC              LLC            LLC            LLC
                                                       -----------     -------------     -----------    -----------    -----------
  Hotel operations:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
  Office rental and other revenues                              --                6               --             --             --
 Participating lease revenue                                   178              362              269            254            347
                                                       -----------     ------------      -----------    -----------    -----------
Total revenue                                                  178              368              269            254            347
                                                       -----------     ------------      -----------    -----------    -----------
Hotel operating expenses by department:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
Office rental, parking and other operating expenses             --               --               --             --             --
Other operating expenses:
    General and administrative                                  --               --               --             --             --
    Property operating costs                                    --               --               --             --             --
    Depreciation and amortization                              254              143               99             34            176
    Loss on asset impairments                                   --               --              400             --             --
    Property taxes, insurance and other                        180               55               41             38             99
                                                       -----------     ------------      -----------    -----------    -----------
Operating expenses                                             434              198              540             72            275
                                                       -----------     ------------      -----------    -----------    -----------
Operating income (loss)                                       (256)             170             (271)           182             72
 Gain on early extinguishment of debt                           --               --               --             --             --
 Minority interest expense                                      --               --               --             --             --
 Interest expense, net                                          --               --               --             --             --
 Equity in loss from consolidated entities                      --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 (Loss) gain before income taxes and discontinued
   operations                                                 (256)             170             (271)           182             72

 Income tax benefit                                             --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from continuing operations                              (256)             170             (271)           182             72

 Discontinued operations:                                       --               --               --             --             --
 Income (loss) from discontinued operations before
   tax (expense) benefit                                        --               --               --             --             --
 Income tax (expense) benefit                                   --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from discontinued operations                              --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Net (loss) income                                            (256)             170             (271)           182             72
                                                       ===========     ============      ===========    ===========    ===========


                                                        MERISTAR        MERISTAR          MERISTAR       MERISTAR       MERISTAR
                                                         SUB 5R,         SUB 6D,           SUB 6E,        SUB 4E,        SUB 1B,
                                                           LLC             LLC               LLC            L.P.           LLC
                                                       -----------     -------------     -----------    -----------    -----------
  Hotel operations:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
  Office rental and other revenues                              --               15               --              1            340
 Participating lease revenue                                    --              497            1,193            351            695
                                                       -----------     ------------      -----------    -----------    -----------
Total revenue                                                   --              512            1,193            352          1,035
                                                       -----------     ------------      -----------    -----------    -----------
Hotel operating expenses by department:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
Office rental, parking and other operating expenses             --               --               --             --             --
Other operating expenses:
    General and administrative                                  --               --               --             --             --
    Property operating costs                                    --               --               --             --             --
    Depreciation and amortization                               --              137              397             81            122
    Loss on asset impairments                                   --               --               --            736             --
    Property taxes, insurance and other                         --               92              194            113             17
                                                       -----------     ------------      -----------    -----------    -----------
Operating expenses                                              --              229              591            930            139
                                                       -----------     ------------      -----------    -----------    -----------
Operating income (loss)                                         --              283              602           (578)           896
 Gain on early extinguishment of debt                           --               --               --             --             --
 Minority interest expense                                      --               --               --             --             --
 Interest expense, net                                          --               --               --             --             --
 Equity in loss from consolidated entities                      --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 (Loss) gain before income taxes and discontinued
   operations                                                   --              283              602           (578)           896

 Income tax benefit                                             --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from continuing operations                                --              283              602           (578)           896

 Discontinued operations:                                       --               --               --             --             --
 Income (loss) from discontinued operations before
   tax (expense) benefit                                        --               --               --             --             --
 Income tax (expense) benefit                                   --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from discontinued operations                              --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Net (loss) income                                              --              283              602           (578)           896
                                                       ===========     ============      ===========    ===========    ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                        MERISTAR        MERISTAR          MERISTAR       MERISTAR       MERISTAR
                                                         SUB 5F,         SUB 6G,           SUB 8C,        SUB 4C,        SUB 4H,
                                                           L.P.            LLC               LLC            L.P.           L.P.
                                                       -----------     -------------     -----------    -----------    -----------
  Hotel operations:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
  Office rental and other revenues                              --               --                1             --             --
 Participating lease revenue                                   669              615              500             --             95
                                                       -----------     ------------      -----------    -----------    -----------
Total revenue                                                  669              615              501             --             95
                                                       -----------     ------------      -----------    -----------    -----------
Hotel operating expenses by department:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
Office rental, parking and other operating expenses             --               --               --             --             --
Other operating expenses:
    General and administrative                                  --               --               --             --             --
    Property operating costs                                    --               --               --             --             --
    Depreciation and amortization                              209              204              158             --             66
    Loss on asset impairments                                2,000               --               --             --             --
    Property taxes, insurance and other                        107               95              167             --             44
                                                       -----------     ------------      -----------    -----------    -----------
Operating expenses                                           2,316              299              325             --            110
                                                       -----------     ------------      -----------    -----------    -----------
Operating income (loss)                                     (1,647)             316              176             --            (15)
 Gain on early extinguishment of debt                           --               --               --             --             --
 Minority interest expense                                      --               --               --             --             --
 Interest expense, net                                          --               --               --             --             --
 Equity in loss from consolidated entities                      --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 (Loss) gain before income taxes and discontinued
   operations                                               (1,647)             316              176             --            (15)

 Income tax benefit                                             --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from continuing operations                            (1,647)             316              176             --            (15)

 Discontinued operations:                                       --               --               --             --             --
 Income (loss) from discontinued operations before
   tax (expense) benefit                                        --               --               --             --             --
 Income tax (expense) benefit                                   --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from discontinued operations                              --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Net (loss) income                                          (1,647)             316              176             --            (15)
                                                       ===========     ============      ===========    ===========    ===========


                                                        MERISTAR         MERISTAR         MERISTAR       MERISTAR        MERISTAR
                                                         SUB 7E,          SUB 3D,          SUB 1A,        SUB 5E,      SUB 7A JOINT
                                                           LLC              LLC              LLC            LLC          VENTURE
                                                       -----------     -------------     -----------    -----------    -----------
  Hotel operations:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
  Office rental and other revenues                              --               --               --             --             --
 Participating lease revenue                                   336              407              526            994            305
                                                       -----------     ------------      -----------    -----------    -----------
Total revenue                                                  336              407              526            994            305
                                                       -----------     ------------      -----------    -----------    -----------
Hotel operating expenses by department:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
Office rental, parking and other operating expenses             --               --               --             --             --
Other operating expenses:
    General and administrative                                  --               --               --             --             --
    Property operating costs                                    --               --               --             --             --
    Depreciation and amortization                              153              191              113            476             60
    Loss on asset impairments                                   --               --               --             --             --
    Property taxes, insurance and other                         49               60              111            101             56
                                                       -----------     ------------      -----------    -----------    -----------
Operating expenses                                             202              251              224            577            116
                                                       -----------     ------------      -----------    -----------    -----------
Operating income (loss)                                        134              156              302            417            189
 Gain on early extinguishment of debt                           --               --               --             --             --
 Minority interest expense                                      --               --               --             --             --
 Interest expense, net                                          --               --               --             --             --
 Equity in loss from consolidated entities                      --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 (Loss) gain before income taxes and discontinued
   operations                                                  134              156              302            417            189

 Income tax benefit                                             --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from continuing operations                               134              156              302            417            189

 Discontinued operations:                                       --               --               --             --             --
 Income (loss) from discontinued operations before
   tax (expense) benefit                                        --               --               --             --             --
 Income tax (expense) benefit                                   --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from discontinued operations                              --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Net (loss) income                                             134              156              302            417            189
                                                       ===========     ============      ===========    ===========    ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                        MERISTAR        MERISTAR          MERISTAR       MERISTAR       MERISTAR
                                                         SUB 6K,         SUB 2B,           SUB 3A,        SUB 4A,        SUB 4D,
                                                           LLC             LLC               LLC            L.P.           L.P.
                                                       -----------     -------------     -----------    -----------    -----------
  Hotel operations:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
  Office rental and other revenues                              --                3               --             --             --
 Participating lease revenue                                   940              164              127            255             --
                                                       -----------     ------------      -----------    -----------    -----------
Total revenue                                                  940              167              127            255             --
                                                       -----------     ------------      -----------    -----------    -----------
Hotel operating expenses by department:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
Office rental, parking and other operating expenses             --               --               --             --             --
Other operating expenses:
    General and administrative                                  --               --               --             --             --
    Property operating costs                                    --               --               --             --             --
    Depreciation and amortization                              168               79               55             31             --
    Loss on asset impairments                                   --               --              640             --             --
    Property taxes, insurance and other                         97               39               27             65             --
                                                       -----------     ------------      -----------    -----------    -----------
Operating expenses                                             265              118              722             96             --
                                                       -----------     ------------      -----------    -----------    -----------
Operating income (loss)                                        675               49             (595)           159             --
 Gain on early extinguishment of debt                           --               --               --             --             --
 Minority interest expense                                      --               --               --             --             --
 Interest expense, net                                          --             (119)              --             --             --
 Equity in loss from consolidated entities                      --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 (Loss) gain before income taxes and discontinued
   operations                                                  675              (70)            (595)           159             --

 Income tax benefit                                             --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from continuing operations                               675              (70)            (595)           159             --

 Discontinued operations:                                       --               --               --             --             --
 Income (loss) from discontinued operations before
   tax (expense) benefit                                        --               --               --             --             --
 Income tax (expense) benefit                                   --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from discontinued operations                              --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Net (loss) income                                             675              (70)            (595)           159             --
                                                       ===========     ============      ===========    ===========    ===========


                                                        MERISTAR         MERISTAR            MDV         MERISTAR       MERISTAR
                                                         SUB 2A,          SUB 6L,          LIMITED        SUB 5C,        SUB 6J,
                                                           LLC              LLC          PARTNERSHIP        LLC            LLC
                                                       -----------     -------------     -----------    -----------    -----------
  Hotel operations:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
  Office rental and other revenues                              --               --               --             --             --
 Participating lease revenue                                   173              532              126            376            569
                                                       -----------     ------------      -----------    -----------    -----------
Total revenue                                                  173              532              126            376            569
                                                       -----------     ------------      -----------    -----------    -----------
Hotel operating expenses by department:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
Office rental, parking and other operating expenses             --               --               --             --             --
Other operating expenses:
    General and administrative                                  --               --               --             --             --
    Property operating costs                                    --               --               --             --             --
    Depreciation and amortization                               69              116               35             60            138
    Loss on asset impairments                                   --               --               --             --             --
    Property taxes, insurance and other                         50               55               35            165             68
                                                       -----------     ------------      -----------    -----------    -----------
Operating expenses                                             119              171               70            225            206
                                                       -----------     ------------      -----------    -----------    -----------
Operating income (loss)                                         54              361               56            151            363
 Gain on early extinguishment of debt                           --               --               --             --             --
 Minority interest expense                                      --               --               --             --             --
 Interest expense, net                                        (194)              --               --             --             --
 Equity in loss from consolidated entities                      --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 (Loss) gain before income taxes and discontinued
   operations                                                 (140)             361               56            151            363

 Income tax benefit                                             --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from continuing operations                              (140)             361               56            151            363

 Discontinued operations:                                       --               --               --             --             --
 Income (loss) from discontinued operations before
   tax (expense) benefit                                        --               --               --             --             --
 Income tax (expense) benefit                                   --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from discontinued operations                              --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Net (loss) income                                            (140)             361               56            151            363
                                                       ===========     ============      ===========    ===========    ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                        MERISTAR        MERISTAR          MERISTAR       MERISTAR       MERISTAR
                                                         SUB 1D,         SUB 7B,           SUB 7D,        SUB 7G,        SUB 6B,
                                                           LLC             L.P.              LLC            LLC            LLC
                                                       -----------     -------------     -----------    -----------    -----------
  Hotel operations:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
  Office rental and other revenues                             191               --            1,403             --             --
 Participating lease revenue                                   973              401              610            150            275
                                                       -----------     ------------      -----------    -----------    -----------
Total revenue                                                1,164              401            2,013            150            275
                                                       -----------     ------------      -----------    -----------    -----------
Hotel operating expenses by department:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
Office rental, parking and other operating expenses             31               --              586             --             --
Other operating expenses:
    General and administrative                                 (25)              --             (177)            --             --
    Property operating costs                                    --               --               --             --             --
    Depreciation and amortization                              559               56              430            104            105
    Loss on asset impairments                                   --               --               --             --             --
    Property taxes, insurance and other                        412              187              538             54             50
                                                       -----------     ------------      -----------    -----------    -----------
Operating expenses                                             977              243            1,377            158            155
                                                       -----------     ------------      -----------    -----------    -----------
Operating income (loss)                                        187              158              636             (8)           120
 Gain on early extinguishment of debt                           --               --               --             --             --
 Minority interest expense                                      --               --               --             --             --
 Interest expense, net                                          --               --               --             --             --
 Equity in loss from consolidated entities                      --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 (Loss) gain before income taxes and discontinued
   operations                                                  187              158              636             (8)           120

 Income tax benefit                                             --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from continuing operations                               187              158              636             (8)           120

 Discontinued operations:                                       --               --               --             --             --
 Income (loss) from discontinued operations before
   tax (expense) benefit                                        --               --               --             --             --
 Income tax (expense) benefit                                   --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from discontinued operations                              --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Net (loss) income                                             187              158              636             (8)           120
                                                       ===========     ============      ===========    ===========    ===========


                                                        MERISTAR         MERISTAR         MERISTAR       MERISTAR          AGH
                                                         SUB 4I,          SUB 5D,          SUB 5H,        SUB 7H,         PSS I,
                                                           L.P.             LLC              LLC            LLC            INC.
                                                       -----------     -------------     -----------    -----------    -----------
  Hotel operations:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
  Office rental and other revenues                              --               --               --             --             --
 Participating lease revenue                                    20              510               --            323             --
                                                       -----------     ------------      -----------    -----------    -----------
Total revenue                                                   20              510               --            323             --
                                                       -----------     ------------      -----------    -----------    -----------
Hotel operating expenses by department:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
Office rental, parking and other operating expenses             --               --               --             --             --
Other operating expenses:
    General and administrative                                  --               --               --             --             --
    Property operating costs                                    --               --               --             --             --
    Depreciation and amortization                               78              365               --             43             --
    Loss on asset impairments                                   --               --               --             --             --
    Property taxes, insurance and other                         58               57               --            127             --
                                                       -----------     ------------      -----------    -----------    -----------
Operating expenses                                             136              422               --            170             --
                                                       -----------     ------------      -----------    -----------    -----------
Operating income (loss)                                       (116)              88               --            153             --
 Gain on early extinguishment of debt                           --               --               --             --             --
 Minority interest expense                                      --               --               --             --             --
 Interest expense, net                                          --             (267)              --             --             --
 Equity in loss from consolidated entities                      --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 (Loss) gain before income taxes and discontinued
   operations                                                 (116)            (179)              --            153             --

 Income tax benefit                                             --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from continuing operations                              (116)            (179)              --            153             --

 Discontinued operations:                                       --               --               --             --             --
 Income (loss) from discontinued operations before
   tax (expense) benefit                                        --               --           (1,599)            --            (32)
 Income tax (expense) benefit                                   --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from discontinued operations                              --               --           (1,599)            --            (32)
                                                       -----------     ------------      -----------    -----------    -----------
 Net (loss) income                                            (116)            (179)          (1,599)           153            (32)
                                                       ===========     ============      ===========    ===========    ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                        MERISTAR         MERISTAR         MERISTAR       MERISTAR       MERISTAR
                                                         SUB 2D,          SUB 4F,          SUB 5K,        SUB 5M,        SUB 1E,
                                                           LLC              L.P.             LLC            LLC            L.P.
                                                       -----------     -------------     -----------    -----------    -----------
  Hotel operations:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
  Office rental and other revenues                              --                4               --             --             --
 Participating lease revenue                                   491              459              471            304             --
                                                       -----------     ------------      -----------    -----------    -----------
Total revenue                                                  491              463              471            304             --
                                                       -----------     ------------      -----------    -----------    -----------
Hotel operating expenses by department:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
Office rental, parking and other operating expenses             --               --               --             --             --
Other operating expenses:
    General and administrative                                  --               --               --             --             --
    Property operating costs                                    --               --               --             --             --
    Depreciation and amortization                               85              272              322            118             --
    Loss on asset impairments                                   --               --               --             --             --
    Property taxes, insurance and other                         76               88               98             70             --
                                                       -----------     ------------      -----------    -----------    -----------
Operating expenses                                             161              360              420            188             --
                                                       -----------     ------------      -----------    -----------    -----------
Operating income (loss)                                        330              103               51            116             --
 Gain on early extinguishment of debt                           --               --               --             --             --
 Minority interest expense                                      --               --               --             --             --
 Interest expense, net                                        (224)              --               --             --             --
 Equity in loss from consolidated entities                      --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 (Loss) gain before income taxes and discontinued
   operations                                                  106              103               51            116             --

 Income tax benefit                                             --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from continuing operations                               106              103               51            116             --

 Discontinued operations:                                       --               --               --             --             --
 Income (loss) from discontinued operations before
   tax (expense) benefit                                        --               --               --             --            388
 Income tax (expense) benefit                                   --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from discontinued operations                              --               --               --             --            388
                                                       -----------     ------------      -----------    -----------    -----------
 Net (loss) income                                             106              103               51            116            388
                                                       ===========     ============      ===========    ===========    ===========


                                                        MERISTAR         MERISTAR         MERISTAR       MERISTAR       MERISTAR
                                                         SUB 5O,          SUB 6M           SUB 4B,        SUB 6C,        SUB 2C,
                                                           LLC            COMPANY            L.P.           LLC            LLC
                                                       -----------     -------------     -----------    -----------    -----------
  Hotel operations:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
  Office rental and other revenues                              --               --               --              1             18
 Participating lease revenue                                   136            1,200               44            790            422
                                                       -----------     ------------      -----------    -----------    -----------
Total revenue                                                  136            1,200               44            791            440
                                                       -----------     ------------      -----------    -----------    -----------
Hotel operating expenses by department:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
Office rental, parking and other operating expenses             --               --               --             --             --
Other operating expenses:
    General and administrative                                  --               --               --             --             --
    Property operating costs                                    --               --               --             --             --
    Depreciation and amortization                               57              274              145            193            185
    Loss on asset impairments                                   --               --              374             --             --
    Property taxes, insurance and other                         26               66               67             57            150
                                                       -----------     ------------      -----------    -----------    -----------
Operating expenses                                              83              340              586            250            335
                                                       -----------     ------------      -----------    -----------    -----------
Operating income (loss)                                         53              860             (542)           541            105
 Gain on early extinguishment of debt                           --               --               --             --             --
 Minority interest expense                                      --               --               --             --             --
 Interest expense, net                                          --               --               --             --           (391)
 Equity in loss from consolidated entities                      --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 (Loss) gain before income taxes and discontinued
   operations                                                   53              860             (542)           541           (286)

 Income tax benefit                                             --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from continuing operations                                53              860             (542)           541           (286)

 Discontinued operations:                                       --               --               --             --             --
 Income (loss) from discontinued operations before
   tax (expense) benefit                                        --               --               --             --             --
 Income tax (expense) benefit                                   --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from discontinued operations                              --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Net (loss) income                                              53              860             (542)           541           (286)
                                                       ===========     ============      ===========    ===========    ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                        MERISTAR         MERISTAR         MERISTAR       MERISTAR       MERISTAR
                                                         SUB 4G,          SUB 3B,          SUB 5G,        SUB 5P,        SUB 5J,
                                                           L.P.             LLC              L.P.           LLC            LLC
                                                       -----------     -------------     -----------    -----------    -----------
  Hotel operations:
    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
  Office rental and other revenues                              --               --               11             --             --
 Participating lease revenue                                   483               --            2,313            267          1,822
                                                       -----------     ------------      -----------    -----------    -----------
Total revenue                                                  483               --            2,324            267          1,822
                                                       -----------     ------------      -----------    -----------    -----------
Hotel operating expenses by department:

    Rooms                                                       --               --               --             --             --
    Food and beverage                                           --               --               --             --             --
    Other operating departments                                 --               --               --             --             --
Office rental, parking and other operating expenses             --               --               --             --             --
Other operating expenses:
    General and administrative                                  --               --               --             --             --
    Property operating costs                                    --               --               --             --             --
    Depreciation and amortization                              136               --            1,571              1            871
    Loss on asset impairments                                  500               --               --             --             --
    Property taxes, insurance and other                        159               --              486              2            391
                                                       -----------     ------------      -----------    -----------    -----------
Operating expenses                                             795               --            2,057              3          1,262
                                                       -----------     ------------      -----------    -----------    -----------
Operating income (loss)                                       (312)              --              267            264            560
 Gain on early extinguishment of debt                           --               --               --             --             --
 Minority interest expense                                      --               --               --             --             --
 Interest expense, net                                          --               --               --             --             --
 Equity in loss from consolidated entities                      --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 (Loss) gain before income taxes and discontinued
   operations                                                 (312)              --              267            264            560

 Income tax benefit                                             --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from continuing operations                              (312)              --              267            264            560

 Discontinued operations:                                       --               --               --             --             --
 Income (loss) from discontinued operations before
   tax (expense) benefit                                        --           (1,150)              --             --             --
 Income tax (expense) benefit                                   --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from discontinued operations                              --           (1,150)              --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Net (loss) income                                            (312)          (1,150)             267            264            560
                                                       ===========     ============      ===========    ===========    ===========



                                                        MERISTAR         MERISTAR         MERISTAR       MERISTAR       MERISTAR
                                                         SUB 5Q,          SUB 5A,          SUB 8D,        SUB 4J,         HOTEL
                                                           LLC              LLC              LLC            LLC        LESSEE, INC.
                                                       -----------     -------------     -----------    -----------    -----------
  Hotel operations:
    Rooms                                                       --               --               --             --        146,057
    Food and beverage                                           --               --               --             --         53,660
    Other operating departments                                 --               --               --             --         17,570
  Office rental and other revenues                              --               32               --            174             --
 Participating lease revenue                                   363            1,351              595            683             --
                                                       -----------     ------------      -----------    -----------    -----------
Total revenue                                                  363            1,383              595            857        217,287
                                                       -----------     ------------      -----------    -----------    -----------
Hotel operating expenses by department:
    Rooms                                                       --               --               --             --         40,360
    Food and beverage                                           --               --               --             --         43,268
    Other operating departments                                 --               --               --             --         11,080
Office rental, parking and other operating expenses             --               --               --            238             --
Other operating expenses:
    General and administrative                                  --               --               --            (48)        37,644
    Property operating costs                                    --               --               --             --         38,090
    Depreciation and amortization                              140              257              120            312            268
    Loss on asset impairments                                   --               --           16,128             --             --
    Property taxes, insurance and other                         57              179              114             74         68,379
                                                       -----------     ------------      -----------    -----------    -----------
Operating expenses                                             197              436           16,362            576        239,089
                                                       -----------     ------------      -----------    -----------    -----------
Operating income (loss)                                        166              947          (15,767)           281        (21,802)
 Gain on early extinguishment of debt                           --               --               --             --             --
 Minority interest expense                                      --               --               --             --             --
 Interest expense, net                                          --             (708)              --             --           (825)
 Equity in loss from consolidated entities                      --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 (Loss) gain before income taxes and discontinued
   operations                                                  166              239          (15,767)           281        (22,627)

 Income tax benefit                                             --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from continuing operations                               166              239          (15,767)           281        (22,627)

 Discontinued operations:                                       --               --               --             --             --
 Income (loss) from discontinued operations before
   tax (expense) benefit                                        --               --               --             --         (1,027)
 Income tax (expense) benefit                                   --               --               --             --             --
                                                       -----------     ------------      -----------    -----------    -----------
 Loss from discontinued operations                              --               --               --             --         (1,027)
                                                       -----------     ------------      -----------    -----------    -----------
 Net (loss) income                                             166              239          (15,767)           281        (23,654)
                                                       ===========     ============      ===========    ===========    ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                        GUARANTOR
                                                       SUBSIDIARIES                        TOTAL
                                                          TOTAL        ELIMINATIONS      CONSOLIDATED
                                                       ------------    -------------     ------------
  Hotel operations:
    Rooms                                                  146,057               --          146,057
    Food and beverage                                       53,660               --           53,660
    Other operating departments                             17,570               --           17,570
  Office rental and other revenues                           2,200               --            3,579
 Participating lease revenue                                30,198          (60,580)              --
                                                       -----------     ------------      -----------
Total revenue                                              249,685          (60,580)         220,866
                                                       -----------     ------------      -----------
Hotel operating expenses by department:
    Rooms                                                   40,360               --           40,360
    Food and beverage                                       43,268               --           43,268
    Other operating departments                             11,080               --           11,080
Office rental, parking and other operating expenses            855               --              933
Other operating expenses:                                       --               --
    General and administrative                              37,394               --           39,426
    Property operating costs                                38,090               --           37,730
    Depreciation and amortization                           11,848               --           26,032
    Loss on asset impairments                               21,278               --           21,000
    Property taxes, insurance and other                     74,795          (60,580)          17,816
                                                       -----------     ------------      -----------
Operating expenses                                         278,968          (60,580)         237,645
                                                       -----------     ------------      -----------
Operating income (loss)                                    (29,283)              --          (16,779)
 Gain on early extinguishment of debt                           --               --            4,574
 Minority interest expense                                      --               --               --
 Interest expense, net                                      (2,728)              --          (36,404)
 Equity in loss from consolidated entities                      --           27,554               --
                                                       -----------     ------------      -----------
 (Loss) gain before income taxes and discontinued
   operations                                              (32,011)          27,554          (48,609)

 Income tax benefit                                             --               --              305
                                                       -----------     ------------      -----------
 Loss from continuing operations                           (32,011)          27,554          (48,304)

 Discontinued operations:                                       --               --               --
 Income (loss) from discontinued operations before
   tax (expense) benefit                                    (3,420)              --           (2,737)
 Income tax (expense) benefit                                   --               --               --
                                                       -----------     ------------      -----------
 Loss from discontinued operations                          (3,420)              --           (2,737)
                                                       -----------     ------------      -----------
 Net (loss) income                                         (35,431)          27,554          (51,041)
                                                       ===========     ============      ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                              MERISTAR         NON-         MERISTAR         AGH          MERISTAR
                                                             HOSPITALITY     GUARANTOR       SUB 7C,        UPREIT,        SUB 5N,
                                                              OP, L.P.     SUBSIDIARIES        LLC           LLC             LLC
                                                             -----------   ------------     --------       --------       --------
  Hotel operations:
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
  Office rental and other revenues                               2,073          1,267             --             --             --
 Participating lease revenue                                        --         33,126             --             --            153
                                                              --------       --------       --------       --------       --------
Total revenue                                                    2,073         34,393             --             --            153

Hotel operating expenses by department:                             --             --             --             --             --
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
Office rental, parking and other operating expenses                 --            400             --             --             --
Other operating expenses:
    General and administrative                                   2,247             75             --             --             --
    Property operating costs                                        --             --             --             --             --
    Depreciation and amortization                                2,506         12,549             --             --             33
    Loss on asset impairments                                       --             --             --             --             --
    Property taxes, insurance and other                         (2,378)         5,374             --             --             25
                                                              --------       --------       --------       --------       --------
Operating expenses                                               2,375         18,398             --             --             58
                                                              --------       --------       --------       --------       --------

Operating (loss) income                                           (302)        15,995             --             --             95
 Change in fair value of non-hedging derivatives, net of
   swap payments                                                (1,132)            --             --             --             --
 Minority interest expense                                          18             --             --             --             --
 Interest expense, net                                         (26,249)        (6,436)            --             --              2
 Equity in income from consolidated entities                     3,797             --             --             --             --
                                                              --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                  (31,462)         9,559             --             --             97

 Income tax benefit                                                591             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Loss from continuing operations                               (30,871)         9,559             --             --             97

 Discontinued operations:                                           --             --             --             --             --
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                                --            880             --             --             --
 Income tax (expense) benefit                                      132             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Income (loss)  from discontinued operations                       132            880             --             --             --
                                                              --------       --------       --------       --------       --------

 Net income (loss)                                             (30,739)        10,439             --             --             97
                                                              ========       ========       ========       ========       ========


                                                              MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                               SUB 8A,        SUB 8F,        SUB 8G,        SUB 6H,        SUB 8B,
                                                                LLC            L.P.           LLC            L.P.           LLC
                                                              --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
  Office rental and other revenues                                  --             --             --             --             --
 Participating lease revenue                                        --            571             --            371          1,435
                                                              --------       --------       --------       --------       --------
Total revenue                                                       --            571             --            371          1,435

Hotel operating expenses by department:                             --             --             --             --             --
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
Office rental, parking and other operating expenses                 --             --             --             --             --
Other operating expenses:
    General and administrative                                      --             --             --             --              1
    Property operating costs                                        --             --             --             --             --
    Depreciation and amortization                                   --            113             --            108            595
    Loss on asset impairments                                       --             --             --             --             --
    Property taxes, insurance and other                             --            169             --             27            348
                                                              --------       --------       --------       --------       --------
Operating expenses                                                  --            282             --            135            944
                                                              --------       --------       --------       --------       --------

Operating (loss) income                                             --            289             --            236            491
 Change in fair value of non-hedging derivatives, net of
   swap payments                                                    --             --             --             --             --
 Minority interest expense                                          --             --             --             --             --
 Interest expense, net                                              --              3             --              1             27
 Equity in income from consolidated entities                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                       --            292             --            237            518

 Income tax benefit                                                 --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Loss from continuing operations                                    --            292             --            237            518

 Discontinued operations:                                           --             --             --             --             --
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                            (4,710)            --             --             --             --
 Income tax (expense) benefit                                       --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Income (loss)  from discontinued operations                    (4,710)            --             --             --             --
                                                              --------       --------       --------       --------       --------

 Net income (loss)                                              (4,710)           292             --            237            518
                                                              ========       ========       ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                              MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                               SUB 1C,        SUB 8E,        SUB 7F,        SUB 5L,        SUB 3C,
                                                                L.P.           LLC            LLC            LLC            LLC
                                                              --------       --------       --------       --------       --------

  Hotel operations:
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
  Office rental and other revenues                                  --              5             --             --             --
 Participating lease revenue                                       175            397            283            172            340
                                                              --------       --------       --------       --------       --------
Total revenue                                                      175            402            283            172            340

Hotel operating expenses by department:                             --             --             --             --             --
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
Office rental, parking and other operating expenses                 --             --             --             --             --
Other operating expenses:
    General and administrative                                       3              1              1              1              1
    Property operating costs                                        --             --             --             --             --
    Depreciation and amortization                                  254            152            115             34            176
    Loss on asset impairments                                       --             --             --             --             --
    Property taxes, insurance and other                            179             48             37             37            117
                                                              --------       --------       --------       --------       --------
Operating expenses                                                 436            201            153             72            294
                                                              --------       --------       --------       --------       --------

Operating (loss) income                                           (261)           201            130            100             46
 Change in fair value of non-hedging derivatives, net of
   swap payments                                                    --             --             --             --             --
 Minority interest expense                                          --             --             --             --             --
 Interest expense, net                                              14              1              3              2              6
 Equity in income from consolidated entities                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                     (247)           202            133            102             52

 Income tax benefit                                                 --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Loss from continuing operations                                  (247)           202            133            102             52

 Discontinued operations:                                           --             --             --             --             --
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                                --             --             --             --             --
 Income tax (expense) benefit                                       --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Income (loss)  from discontinued operations                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Net income (loss)                                                (247)           202            133            102             52
                                                              ========       ========       ========       ========       ========

                                                              MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                               SUB 5R,        SUB 6D,        SUB 6E,        SUB 4E,        SUB 1B,
                                                                LLC            LLC            LLC            L.P.           LLC
                                                              --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
  Office rental and other revenues                                  --              4             --              5              1
 Participating lease revenue                                        --            480          1,354            327            664
                                                              --------       --------       --------       --------       --------
Total revenue                                                       --            484          1,354            332            665

Hotel operating expenses by department:                             --             --             --             --             --
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
Office rental, parking and other operating expenses                 --             --             --             --             --
Other operating expenses:
    General and administrative                                      --             --             --              1              1
    Property operating costs                                        --             --             --             --             --
    Depreciation and amortization                                   --            127            422            230            146
    Loss on asset impairments                                       --             --             --             --             --
    Property taxes, insurance and other                             --             64            195            107             52
                                                              --------       --------       --------       --------       --------
Operating expenses                                                  --            191            617            338            199
                                                              --------       --------       --------       --------       --------

Operating (loss) income                                             --            293            737             (6)           466
 Change in fair value of non-hedging derivatives, net of
   swap payments                                                    --             --             --             --             --
 Minority interest expense                                          --             --             --             --             --
 Interest expense, net                                              --              7             17              8              6
 Equity in income from consolidated entities                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                       --            300            754              2            472

 Income tax benefit                                                 --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Loss from continuing operations                                    --            300            754              2            472

 Discontinued operations:                                           --             --             --             --             --
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                                --             --             --             --             --
 Income tax (expense) benefit                                       --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Income (loss)  from discontinued operations                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Net income (loss)                                                  --            300            754              2            472
                                                              ========       ========       ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                              MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                               SUB 5F,        SUB 6G,        SUB 8C,        SUB 4C,        SUB 4H,
                                                                L.P.           LLC            LLC            L.P            L.P.
                                                              --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
  Office rental and other revenues                                  --             --             --             --             --
 Participating lease revenue                                       615            591            487             --            101
                                                              --------       --------       --------       --------       --------
Total revenue                                                      615            591            487             --            101

Hotel operating expenses by department:                             --             --             --             --             --
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
Office rental, parking and other operating expenses                 --             --             --             --             --
Other operating expenses:
    General and administrative                                      --             --              1             --              1
    Property operating costs                                        --             --             --             --             --
    Depreciation and amortization                                  264            209            346             --            135
    Loss on asset impairments                                       --             --             --             --             --
    Property taxes, insurance and other                            102            104            157             --             52
                                                              --------       --------       --------       --------       --------
Operating expenses                                                 366            313            504             --            188
                                                              --------       --------       --------       --------       --------

Operating (loss) income                                            249            278            (17)            --            (87)
 Change in fair value of non-hedging derivatives, net of
   swap payments                                                    --             --             --             --             --
 Minority interest expense                                          --             --             --             --             --
 Interest expense, net                                              13             13             11             --              3
 Equity in income from consolidated entities                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                      262            291             (6)            --            (84)

 Income tax benefit                                                 --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Loss from continuing operations                                   262            291             (6)            --            (84)

 Discontinued operations:                                           --             --             --             --             --
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                                --             --             --         (1,531)            --
 Income tax (expense) benefit                                       --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Income (loss)  from discontinued operations                        --             --             --         (1,531)            --
                                                              --------       --------       --------       --------       --------

 Net income (loss)                                                 262            291             (6)        (1,531)           (84)
                                                              ========       ========       ========       ========       ========

                                                                                                                          MERISTAR
                                                              MERISTAR       MERISTAR       MERISTAR       MERISTAR        SUB 7A
                                                               SUB 7E,        SUB 3D,        SUB 1A,        SUB 5E,         JOINT
                                                                LLC            LLC            LLC            LLC
                                                              --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
  Office rental and other revenues                                   1             --             --             --             --
 Participating lease revenue                                       313            518            481          1,353            354
                                                              --------       --------       --------       --------       --------
Total revenue                                                      314            518            481          1,353            354

Hotel operating expenses by department:                             --             --             --             --             --
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
Office rental, parking and other operating expenses                 --             --             --             --             --
Other operating expenses:
    General and administrative                                       1              1              1              1             --
    Property operating costs                                        --             --             --             --             --
    Depreciation and amortization                                  158            202            111            485            104
    Loss on asset impairments                                       --             --             --             --             --
    Property taxes, insurance and other                             41             76            123             97             60
                                                              --------       --------       --------       --------       --------
Operating expenses                                                 200            279            235            583            164
                                                              --------       --------       --------       --------       --------

Operating (loss) income                                            114            239            246            770            190
 Change in fair value of non-hedging derivatives, net of
   swap payments                                                    --             --             --             --             --
 Minority interest expense                                          --             --             --             --             --
 Interest expense, net                                               5             12              5              8             10
 Equity in income from consolidated entities                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                      119            251            251            778            200

 Income tax benefit                                                 --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Loss from continuing operations                                   119            251            251            778            200

 Discontinued operations:                                           --             --             --             --             --
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                                --             --             --             --             --
 Income tax (expense) benefit                                       --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Income (loss)  from discontinued operations                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Net income (loss)                                                 119            251            251            778            200
                                                              ========       ========       ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                              MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                               SUB 6K,        SUB 2B,        SUB 3A,        SUB 4A,        SUB 4D,
                                                                LLC            LLC            LLC            L.P.           L.P.
                                                              --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
  Office rental and other revenues                                  --             --             --             --             --
 Participating lease revenue                                     1,011            152            133            248             --
                                                              --------       --------       --------       --------       --------
Total revenue                                                    1,011            152            133            248             --

Hotel operating expenses by department:                             --             --             --             --             --
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
Office rental, parking and other operating expenses                 --             --             --             --             --
Other operating expenses:
    General and administrative                                      --              1              1              1             --
    Property operating costs                                        --             --             --             --             --
    Depreciation and amortization                                  182            102             61             --             --
    Loss on asset impairments                                       --             --             --             --             --
    Property taxes, insurance and other                            106             48             31             65             --
                                                              --------       --------       --------       --------       --------
Operating expenses                                                 288            151             93             66             --
                                                              --------       --------       --------       --------       --------

Operating (loss) income                                            723              1             40            182             --
 Change in fair value of non-hedging derivatives, net of
   swap payments                                                    --             --             --             --             --
 Minority interest expense                                          --             --             --             --             --
 Interest expense, net                                              10            (95)            15             11             --
 Equity in income from consolidated entities                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                      733            (94)            55            193             --

 Income tax benefit                                                 --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Loss from continuing operations                                   733            (94)            55            193             --

 Discontinued operations:                                           --             --             --             --             --
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                                --             --             --             --             39
 Income tax (expense) benefit                                       --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Income (loss)  from discontinued operations                        --             --             --             --             39
                                                              --------       --------       --------       --------       --------

 Net income (loss)                                                 733            (94)            55            193             39
                                                              ========       ========       ========       ========       ========

                                                              MERISTAR       MERISTAR          MDV         MERISTAR       MERISTAR
                                                               SUB 2A,        SUB 6L,        LIMITED        SUB 5C,        SUB 6J,
                                                                LLC            LLC         PARTNERSHIP       LLC            LLC
                                                              --------       --------      -----------     --------       --------
  Hotel operations:
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
  Office rental and other revenues                                  --             --             --             --             --
 Participating lease revenue                                       163            541             71            395            477
                                                              --------       --------       --------       --------       --------
Total revenue                                                      163            541             71            395            477

Hotel operating expenses by department:                             --             --             --             --             --
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
Office rental, parking and other operating expenses                 --             --             --             --             --
Other operating expenses:
    General and administrative                                      (1)            --             --              1             --
    Property operating costs                                        --             --             --             --             --
    Depreciation and amortization                                   80            222             35            149            160
    Loss on asset impairments                                       --             --             --             --             --
    Property taxes, insurance and other                             49             52             29            145             67
                                                              --------       --------       --------       --------       --------
Operating expenses                                                 128            274             64            295            227
                                                              --------       --------       --------       --------       --------

Operating (loss) income                                             35            267              7            100            250
 Change in fair value of non-hedging derivatives, net of
   swap payments                                                    --             --             --             --             --
 Minority interest expense                                          --             --             --             --             --
 Interest expense, net                                            (170)             5             --             11             12
 Equity in income from consolidated entities                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                     (135)           272              7            111            262

 Income tax benefit                                                 --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Loss from continuing operations                                  (135)           272              7            111            262

 Discontinued operations:                                           --             --             --             --             --
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                                --             --             --             --             --
 Income tax (expense) benefit                                       --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Income (loss)  from discontinued operations                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Net income (loss)                                                (135)           272              7            111            262
                                                              ========       ========       ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                              MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                               SUB 1D,        SUB 7B,        SUB 7D,        SUB 7G,        SUB 6B,
                                                                LLC            L.P.           LLC            LLC            LLC
                                                              --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
  Office rental and other revenues                                 114             --            374             --             --
 Participating lease revenue                                     1,279            391          1,387            146            293
                                                              --------       --------       --------       --------       --------
Total revenue                                                    1,393            391          1,761            146            293

Hotel operating expenses by department:                             --             --             --             --             --
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
Office rental, parking and other operating expenses                 33             --            187             --             --
Other operating expenses:
    General and administrative                                      --             --             --              1              1
    Property operating costs                                        --             --             --             --             --
    Depreciation and amortization                                  584            231            412            188            114
    Loss on asset impairments                                       --             --             --             --             --
    Property taxes, insurance and other                            361            (34)           544             61             55
                                                              --------       --------       --------       --------       --------
Operating expenses                                                 978            197          1,143            250            170
                                                              --------       --------       --------       --------       --------

Operating (loss) income                                            415            194            618           (104)           123
 Change in fair value of non-hedging derivatives, net of
   swap payments                                                    --             --             --             --             --
 Minority interest expense                                          --             --             --             --             --
 Interest expense, net                                               3             41             12              7              3
 Equity in income from consolidated entities                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                      418            235            630            (97)           126

 Income tax benefit                                                 --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Loss from continuing operations                                   418            235            630            (97)           126

 Discontinued operations:                                           --             --             --             --             --
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                                --             --             --             --             --
 Income tax (expense) benefit                                       --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Income (loss)  from discontinued operations                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Net income (loss)                                                 418            235            630            (97)           126
                                                              ========       ========       ========       ========       ========

                                                              MERISTAR       MERISTAR       MERISTAR       MERISTAR         AGH
                                                               SUB 4I,        SUB 5D,        SUB 5H,        SUB 7H,        PSSI,
                                                                L.P.           LLC            LLC            LLC            INC.
                                                              --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
  Office rental and other revenues                                  --             --             --             --             --
 Participating lease revenue                                        19            454             --            315             --
                                                              --------       --------       --------       --------       --------
Total revenue                                                       19            454             --            315             --

Hotel operating expenses by department:                             --             --             --             --             --
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
Office rental, parking and other operating expenses                 --             --             --             --             --
Other operating expenses:
    General and administrative                                      --              1             --              1             --
    Property operating costs                                        --             --             --             --             --
    Depreciation and amortization                                   98            361             --             51             --
    Loss on asset impairments                                       --             --             --             --             --
    Property taxes, insurance and other                             87             90             --             99             --
                                                              --------       --------       --------       --------       --------
Operating expenses                                                 185            452             --            151             --
                                                              --------       --------       --------       --------       --------

Operating (loss) income                                           (166)             2             --            164             --
 Change in fair value of non-hedging derivatives, net of
   swap payments                                                    --             --             --             --             --
 Minority interest expense                                          --             --             --             --             --
 Interest expense, net                                              12           (354)            --              7             --
 Equity in income from consolidated entities                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                     (154)          (352)            --            171             --

 Income tax benefit                                                 --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Loss from continuing operations                                  (154)          (352)            --            171             --

 Discontinued operations:                                           --             --             --             --             --
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                                --             --            (65)            --            316
 Income tax (expense) benefit                                       --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Income (loss)  from discontinued operations                        --             --            (65)            --            316
                                                              --------       --------       --------       --------       --------

 Net income (loss)                                                (154)          (352)           (65)           171            316
                                                              ========       ========       ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                              MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                               SUB 2D,        SUB 4F,        SUB 5K,        SUB 5M,        SUB 1E,
                                                                LLC            L.P.           LLC            LLC            L.P.
                                                              --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
  Office rental and other revenues                                  --              4             --             --             --
 Participating lease revenue                                       458            467            525            303             --
                                                              --------       --------       --------       --------       --------
Total revenue                                                      458            471            525            303             --

Hotel operating expenses by department:                             --             --             --             --             --
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
Office rental, parking and other operating expenses                 --             --             --             --             --
Other operating expenses:
    General and administrative                                       1             --              1              1             --
    Property operating costs                                        --             --             --             --             --
    Depreciation and amortization                                  118            280            297            113             --
    Loss on asset impairments                                       --             --             --             --             --
    Property taxes, insurance and other                             70            100             95             70             --
                                                              --------       --------       --------       --------       --------
Operating expenses                                                 189            380            393            184             --
                                                              --------       --------       --------       --------       --------

Operating (loss) income                                            269             91            132            119             --
 Change in fair value of non-hedging derivatives, net of
   swap payments                                                    --             --             --             --             --
 Minority interest expense                                          --             --             --             --             --
 Interest expense, net                                            (194)            11             30              6             --
 Equity in income from consolidated entities                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                       75            102            162            125             --

 Income tax benefit                                                 --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Loss from continuing operations                                    75            102            162            125             --

 Discontinued operations:                                           --             --             --             --             --
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                                --             --             --             --            431
 Income tax (expense) benefit                                       --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Income (loss)  from discontinued operations                        --             --             --             --            431
                                                              --------       --------       --------       --------       --------

 Net income (loss)                                                  75            102            162            125            431
                                                              ========       ========       ========       ========       ========

                                                              MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                               SUB 5O,        SUB 6M         SUB 4B,        SUB 6C,        SUB 2C,
                                                                LLC           COMPANY         L.P.           LLC            LLC
                                                              --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
  Office rental and other revenues                                  --             --             --              5             10
 Participating lease revenue                                       124          1,146             32            671            483
                                                              --------       --------       --------       --------       --------
Total revenue                                                      124          1,146             32            676            493

Hotel operating expenses by department:                             --             --             --             --             --
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
Office rental, parking and other operating expenses                 --             --             --             --             --
Other operating expenses:
    General and administrative                                       1              1             --              1              1
    Property operating costs                                        --             --             --             --             --
    Depreciation and amortization                                   55            302            118            191            258
    Loss on asset impairments                                       --             --             --             --             --
    Property taxes, insurance and other                             24             74            102             56            254
                                                              --------       --------       --------       --------       --------
Operating expenses                                                  80            377            220            248            513
                                                              --------       --------       --------       --------       --------

Operating (loss) income                                             44            769           (188)           428            (20)
 Change in fair value of non-hedging derivatives, net of
   swap payments                                                    --             --             --             --             --
 Minority interest expense                                          --             --             --             --             --
 Interest expense, net                                               2              8             72             13           (336)
 Equity in income from consolidated entities                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                       46            777           (116)           441           (356)

 Income tax benefit                                                 --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Loss from continuing operations                                    46            777           (116)           441           (356)

 Discontinued operations:                                           --             --             --             --             --
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                                --             --             --             --             --
 Income tax (expense) benefit                                       --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Income (loss)  from discontinued operations                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Net income (loss)                                                  46            777           (116)           441           (356)
                                                              ========       ========       ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                              MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                               SUB 4G,        SUB 3B,        SUB 5G,        SUB 5P,        SUB 5J,
                                                                L.P.           LLC            L.P.           LLC            LLC
                                                              --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
  Office rental and other revenues                                   9             --             17             --             --
 Participating lease revenue                                       456             --          2,193            148          1,781
                                                              --------       --------       --------       --------       --------
Total revenue                                                      465             --          2,210            148          1,781

Hotel operating expenses by department:                             --             --             --             --             --
    Rooms                                                           --             --             --             --             --
    Food and beverage                                               --             --             --             --             --
    Other operating departments                                     --             --             --             --             --
Office rental, parking and other operating expenses                 --             --             --             --             --
Other operating expenses:
    General and administrative                                       1             --             --             --              1
    Property operating costs                                        --             --             --             --             --
    Depreciation and amortization                                  229             --          1,548              1            871
    Loss on asset impairments                                       --             --             --             --             --
    Property taxes, insurance and other                            161             --            460             (6)           259
                                                              --------       --------       --------       --------       --------
Operating expenses                                                 391             --          2,008             (5)         1,131
                                                              --------       --------       --------       --------       --------

Operating (loss) income                                             74             --            202            153            650
 Change in fair value of non-hedging derivatives, net of
   swap payments                                                    --             --             --             --             --
 Minority interest expense                                          --             --             --             --             --
 Interest expense, net                                               7             --             41             --             42
 Equity in income from consolidated entities                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                       81             --            243            153            692

 Income tax benefit                                                 --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Loss from continuing operations                                    81             --            243            153            692

 Discontinued operations:                                           --             --             --             --             --
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                                --            (24)            --             --             --
 Income tax (expense) benefit                                       --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Income (loss)  from discontinued operations                        --            (24)            --             --             --
                                                              --------       --------       --------       --------       --------

 Net income (loss)                                                  81            (24)           243            153            692
                                                              ========       ========       ========       ========       ========

                                                              MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                               SUB 5Q,        SUB 5A,        SUB 8D,        SUB 4J,        HOTEL
                                                                LLC            LLC            LLC            LLC        LESSEE, INC.
                                                              --------       --------       --------       --------     ------------
  Hotel operations:
    Rooms                                                           --             --             --             --        147,548
    Food and beverage                                               --             --             --             --         54,089
    Other operating departments                                     --             --             --             --         17,469
  Office rental and other revenues                                  --             29             --             41           (650)
 Participating lease revenue                                       359          1,418            579            718             --
                                                              --------       --------       --------       --------       --------
Total revenue                                                      359          1,447            579            759        218,456

Hotel operating expenses by department:                             --             --             --             --             --
    Rooms                                                           --             --             --             --         38,259
    Food and beverage                                               --             --             --             --         41,998
    Other operating departments                                     --             --             --             --         10,424
Office rental, parking and other operating expenses                 --             --             --            120             --
Other operating expenses:
    General and administrative                                       1              1              1              1         37,423
    Property operating costs                                        --             --             --             --         37,287
    Depreciation and amortization                                  120            364            317            336            134
    Loss on asset impairments                                       --             --             --             --             --
    Property taxes, insurance and other                             57            172            109            153         70,197
                                                              --------       --------       --------       --------       --------
Operating expenses                                                 178            537            427            610        235,722
                                                              --------       --------       --------       --------       --------

Operating (loss) income                                            181            910            152            149        (17,266)
 Change in fair value of non-hedging derivatives, net of
   swap payments                                                    --             --             --             --             --
 Minority interest expense                                          --             --             --             --             --
 Interest expense, net                                              25           (690)             7             24            (39)
 Equity in income from consolidated entities                        --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                      206            220            159            173        (17,305)

 Income tax benefit                                                 --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Loss from continuing operations                                   206            220            159            173        (17,305)

 Discontinued operations:                                           --             --             --             --             --
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                                --             --             --             --         (1,927)
 Income tax (expense) benefit                                       --             --             --             --             --
                                                              --------       --------       --------       --------       --------

 Income (loss)  from discontinued operations                        --             --             --             --         (1,927)
                                                              --------       --------       --------       --------       --------

 Net income (loss)                                                 206            220            159            173        (19,232)
                                                              ========       ========       ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                             GUARANTOR
                                                            SUBSIDIARIES                     TOTAL
                                                               TOTAL       ELIMINATIONS   CONSOLIDATED
                                                            ------------   ------------   ------------
  Hotel operations:
    Rooms                                                      147,548             --        147,548
    Food and beverage                                           54,089             --         54,089
    Other operating departments                                 17,469             --         17,469
  Office rental and other revenues                                 (31)            --          3,309
 Participating lease revenue                                    30,871        (63,997)            --
                                                              --------       --------       --------
Total revenue                                                  249,946        (63,997)       222,415

Hotel operating expenses by department:                             --             --             --
    Rooms                                                       38,259             --         38,259
    Food and beverage                                           41,998             --         41,998
    Other operating departments                                 10,424             --         10,424
Office rental, parking and other operating expenses                340             --            740
Other operating expenses:                                           --                            --
    General and administrative                                  37,459             --         39,781
    Property operating costs                                    37,287             --         37,287
    Depreciation and amortization                               13,201             --         28,256
    Loss on asset impairments                                       --             --             --
    Property taxes, insurance and other                         76,479        (63,997)        15,478
                                                              --------       --------       --------
Operating expenses                                             255,447        (63,997)       212,223
                                                              --------       --------       --------

Operating (loss) income                                         (5,501)            --         10,192
 Change in fair value of non-hedging derivatives, net of
   swap payments                                                    --             --         (1,132)
 Minority interest expense                                          --             --             18
 Interest expense, net                                          (1,264)            --        (33,949)
 Equity in income from consolidated entities                        --         (3,797)            --
                                                              --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                   (6,765)         3,797        (24,871)

 Income tax benefit                                                 --             --            591
                                                              --------       --------       --------

 Loss from continuing operations                                (6,765)         3,797        (24,280)

 Discontinued operations:                                           --             --             --
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                            (7,471)            --         (6,591)
 Income tax (expense) benefit                                       --             --            132
                                                              --------       --------       --------

 Income (loss)  from discontinued operations                    (7,471)            --         (6,459)
                                                              --------       --------       --------

 Net income (loss)                                             (14,236)         3,797        (30,739)
                                                              ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                             MERISTAR         NON-         MERISTAR         AGH          MERISTAR
                                                            HOSPITALITY    GUARANTOR        SUB 7C,        UPREIT,        SUB 5N,
                                                             OP, L.P.     SUBSIDIARIES       LLC            LLC            LLC
                                                            -----------   ------------     --------       --------       --------
  Hotel operations:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
  Office rental and other revenues                              5,831          2,147             --             --             --
 Participating lease revenue                                       --         94,162             --             --            680
                                                             --------       --------       --------       --------       --------
Total revenue                                                   5,831         96,309             --             --            680

Hotel operating expenses by department:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
Office rental, parking and other operating expenses                --            893             --             --             --
Other operating expenses:
    General and administrative                                  7,878             --             --             --             --
    Property operating costs                                     (359)            --             --             --             --
    Depreciation and amortization                               7,234         37,401             --             --            103
    Loss on asset impairments                                      --        119,269             --             --             --
    Property taxes, insurance and other                         1,632         16,475             --             --             79
                                                             --------       --------       --------       --------       --------
Operating expenses                                             16,385        174,038             --             --            182
                                                             --------       --------       --------       --------       --------

Operating income (loss)                                       (10,554)       (77,729)            --             --            498
 Gain on early extinguishment of debt                           4,574             --             --             --             --
 Minority interest expense                                         (6)            --             --             --             --
 Interest expense, net                                        (77,586)       (20,862)            --             --             --
 Equity in loss from consolidated entities                   (257,756)            --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                (341,328)       (98,591)            --             --            498

 Income tax benefit                                               462             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Loss from continuing operations                             (340,866)       (98,591)            --             --            498

 Discontinued operations:
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                               --            657             --             --             --
 Income tax (expense) benefit                                     (32)            --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income from discontinued operations                       (32)           657             --             --             --
                                                             --------       --------       --------       --------       --------
 Net (loss) income                                           (340,898)       (97,934)            --             --            498
                                                             ========       ========       ========       ========       ========

                                                             MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                              SUB 8A,        SUB 8F,        SUB 8G,        SUB 6H,        SUB 8B,
                                                               LLC            L.P.           LLC            L.P.           LLC
                                                             --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
  Office rental and other revenues                                 --             --             --             --             --
 Participating lease revenue                                       --          1,759             --            886          5,454
                                                             --------       --------       --------       --------       --------
Total revenue                                                      --          1,759             --            886          5,454

Hotel operating expenses by department:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
Office rental, parking and other operating expenses                --             --             --             --             --
Other operating expenses:
    General and administrative                                     --             --             --             --             --
    Property operating costs                                       --             --             --             --             --
    Depreciation and amortization                                  --            423             --            412          1,821
    Loss on asset impairments                                      --             --             --            500             --
    Property taxes, insurance and other                            --            401             --             71          1,038
                                                             --------       --------       --------       --------       --------
Operating expenses                                                 --            824             --            983          2,859
                                                             --------       --------       --------       --------       --------

Operating income (loss)                                            --            935             --            (97)         2,595
 Gain on early extinguishment of debt                              --             --             --             --             --
 Minority interest expense                                         --             --             --             --             --
 Interest expense, net                                             --             --             --             --             --
 Equity in loss from consolidated entities                         --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                      --            935             --            (97)         2,595

 Income tax benefit                                                --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Loss from continuing operations                                   --            935             --            (97)         2,595

 Discontinued operations:
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                               --             --             --             --             --
 Income tax (expense) benefit                                      --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income from discontinued operations                        --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Net (loss) income                                                 --            935             --            (97)         2,595
                                                             ========       ========       ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                             MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                              SUB 1C,        SUB 8E,        SUB 7F,        SUB 5L,        SUB 3C,
                                                               L.P.           LLC            LLC            LLC            LLC
                                                             --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
  Office rental and other revenues                                 --             16             --             --             --
 Participating lease revenue                                    1,012          1,086            721            801          1,316
                                                             --------       --------       --------       --------       --------
Total revenue                                                   1,012          1,102            721            801          1,316

Hotel operating expenses by department:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
Office rental, parking and other operating expenses                --             --             --             --             --
Other operating expenses:
    General and administrative                                     --             --             --             --             --
    Property operating costs                                       --             --             --             --             --
    Depreciation and amortization                                 762            434            328            103            532
    Loss on asset impairments                                      --             --          2,037             --             --
    Property taxes, insurance and other                           554            163            122             99            296
                                                             --------       --------       --------       --------       --------
Operating expenses                                              1,316            597          2,487            202            828
                                                             --------       --------       --------       --------       --------

Operating income (loss)                                          (304)           505         (1,766)           599            488
 Gain on early extinguishment of debt                              --             --             --             --             --
 Minority interest expense                                         --             --             --             --             --
 Interest expense, net                                             --             --             --             (2)            --
 Equity in loss from consolidated entities                         --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                    (304)           505         (1,766)           597            488

 Income tax benefit                                                --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Loss from continuing operations                                 (304)           505         (1,766)           597            488

 Discontinued operations:
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                               --             --             --             --             --
 Income tax (expense) benefit                                      --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income from discontinued operations                        --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Net (loss) income                                               (304)           505         (1,766)           597            488
                                                             ========       ========       ========       ========       ========

                                                             MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                              SUB 5R,        SUB 6D,        SUB 6E,        SUB 4E,        SUB 1B,
                                                               LLC            LLC            LLC            L.P.           LLC
                                                             --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
  Office rental and other revenues                                 --             23             --              4            341
 Participating lease revenue                                       --          1,460          3,984          1,054          1,969
                                                             --------       --------       --------       --------       --------
Total revenue                                                      --          1,483          3,984          1,058          2,310

Hotel operating expenses by department:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
Office rental, parking and other operating expenses                --             --             --             --             --
Other operating expenses:
    General and administrative                                     --             --             --             --             --
    Property operating costs                                       --             --             --             --             --
    Depreciation and amortization                                  --            410          1,219            502            406
    Loss on asset impairments                                      --             --             --         15,347             --
    Property taxes, insurance and other                            --            251            516            336            111
                                                             --------       --------       --------       --------       --------
Operating expenses                                                 --            661          1,735         16,185            517
                                                             --------       --------       --------       --------       --------

Operating income (loss)                                            --            822          2,249        (15,127)         1,793
 Gain on early extinguishment of debt                              --             --             --             --             --
 Minority interest expense                                         --             --             --             --             --
 Interest expense, net                                             --             --             --             --            (10)
 Equity in loss from consolidated entities                         --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                      --            822          2,249        (15,127)         1,783

 Income tax benefit                                                --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Loss from continuing operations                                   --            822          2,249        (15,127)         1,783

 Discontinued operations:
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                               --             --             --             --             --
 Income tax (expense) benefit                                      --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income from discontinued operations                        --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Net (loss) income                                                 --            822          2,249        (15,127)         1,783
                                                             ========       ========       ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                             MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                              SUB 5F,        SUB 6G,        SUB 8C,        SUB 4C,        SUB 4H,
                                                               L.P.           LLC            LLC            L.P            L.P.
                                                             --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
  Office rental and other revenues                                 --             --              3             --             --
 Participating lease revenue                                    2,156          1,863          1,500             --            244
                                                             --------       --------       --------       --------       --------
Total revenue                                                   2,156          1,863          1,503             --            244

Hotel operating expenses by department:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
Office rental, parking and other operating expenses                --             --             --             --             --
Other operating expenses:
    General and administrative                                     --             --             --             --             --
    Property operating costs                                       --             --             --             --             --
    Depreciation and amortization                                 743            634            535             --            330
    Loss on asset impairments                                   9,231             --          5,213             --          5,187
    Property taxes, insurance and other                           305            284            513             --            141
                                                             --------       --------       --------       --------       --------
Operating expenses                                             10,279            918          6,261             --          5,658
                                                             --------       --------       --------       --------       --------

Operating income (loss)                                        (8,123)           945         (4,758)            --         (5,414)
 Gain on early extinguishment of debt                              --             --             --             --             --
 Minority interest expense                                         --             --             --             --             --
 Interest expense, net                                             --             --             --             --             --
 Equity in loss from consolidated entities                         --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                  (8,123)           945         (4,758)            --         (5,414)

 Income tax benefit                                                --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Loss from continuing operations                               (8,123)           945         (4,758)            --         (5,414)

 Discontinued operations:
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                               --             --             --             --             --
 Income tax (expense) benefit                                      --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income from discontinued operations                        --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Net (loss) income                                             (8,123)           945         (4,758)            --         (5,414)
                                                             ========       ========       ========       ========       ========

                                                                                                                         MERISTAR
                                                             MERISTAR       MERISTAR       MERISTAR       MERISTAR        SUB 7A
                                                              SUB 7E,        SUB 3D,        SUB 1A,        SUB 5E,        JOINT
                                                               LLC            LLC            LLC            LLC           VENTURE
                                                             --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
  Office rental and other revenues                                 --              1             --             --             --
 Participating lease revenue                                    1,009          1,133          1,421          3,934            876
                                                             --------       --------       --------       --------       --------
Total revenue                                                   1,009          1,134          1,421          3,934            876

Hotel operating expenses by department:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
Office rental, parking and other operating expenses                --             --             --             --             --
Other operating expenses:
    General and administrative                                     --             --             --             --             --
    Property operating costs                                       --             --             --             --             --
    Depreciation and amortization                                 462            583            338          1,438            275
    Loss on asset impairments                                      --             --             --             --          5,478
    Property taxes, insurance and other                           148            177            321            302            149
                                                             --------       --------       --------       --------       --------
Operating expenses                                                610            760            659          1,740          5,902
                                                             --------       --------       --------       --------       --------

Operating income (loss)                                           399            374            762          2,194         (5,026)
 Gain on early extinguishment of debt                              --             --             --             --             --
 Minority interest expense                                         --             --             --             --             --
 Interest expense, net                                             --             --             --             --             --
 Equity in loss from consolidated entities                         --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                     399            374            762          2,194         (5,026)

 Income tax benefit                                                --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Loss from continuing operations                                  399            374            762          2,194         (5,026)

 Discontinued operations:
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                               --             --             --             --             --
 Income tax (expense) benefit                                      --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income from discontinued operations                        --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Net (loss) income                                                399            374            762          2,194         (5,026)
                                                             ========       ========       ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                             MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                              SUB 6K,        SUB 2B,        SUB 3A,        SUB 4A,        SUB 4D,
                                                               LLC            LLC            LLC            L.P.           L.P.
                                                             --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
  Office rental and other revenues                                 --              3             --             --             --
 Participating lease revenue                                    2,980            378            409            766             --
                                                             --------       --------       --------       --------       --------
Total revenue                                                   2,980            381            409            766             --

Hotel operating expenses by department:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
Office rental, parking and other operating expenses                --             --             --             --             --
Other operating expenses:
    General and administrative                                     --             --             --             --             --
    Property operating costs                                       --             --             --             --             --
    Depreciation and amortization                                 538            292            186             31             --
    Loss on asset impairments                                      --          4,670          2,137          1,455             --
    Property taxes, insurance and other                           288            113             80            222             --
                                                             --------       --------       --------       --------       --------
Operating expenses                                                826          5,075          2,403          1,708             --
                                                             --------       --------       --------       --------       --------

Operating income (loss)                                         2,154         (4,694)        (1,994)          (942)            --
 Gain on early extinguishment of debt                              --             --             --             --             --
 Minority interest expense                                         --             --             --             --             --
 Interest expense, net                                             --           (347)            --             --             --
 Equity in loss from consolidated entities                         --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                   2,154         (5,041)        (1,994)          (942)            --

 Income tax benefit                                                --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Loss from continuing operations                                2,154         (5,041)        (1,994)          (942)            --

 Discontinued operations:
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                               --             --             --             --           (939)
 Income tax (expense) benefit                                      --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income from discontinued operations                        --             --             --             --           (939)
                                                             --------       --------       --------       --------       --------

 Net (loss) income                                              2,154         (5,041)        (1,994)          (942)          (939)
                                                             ========       ========       ========       ========       ========

                                                             MERISTAR       MERISTAR          MDV         MERISTAR       MERISTAR
                                                              SUB 2A,        SUB 6L,        LIMITED        SUB 5C,        SUB 6J,
                                                               LLC            LLC         PARTNERSHIP        LLC            LLC
                                                             --------       --------      -----------     --------       --------
  Hotel operations:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
  Office rental and other revenues                                 --             --             --             --             --
 Participating lease revenue                                      410          1,291            379            990          1,620
                                                             --------       --------       --------       --------       --------
Total revenue                                                     410          1,291            379            990          1,620

Hotel operating expenses by department:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
Office rental, parking and other operating expenses                --             --             --             --             --
Other operating expenses:
    General and administrative                                     --             --             --             --             --
    Property operating costs                                       --             --             --             --             --
    Depreciation and amortization                                 233            561            104            349            440
    Loss on asset impairments                                   2,828         13,286             --          7,187             --
    Property taxes, insurance and other                           144            164            105            372            198
                                                             --------       --------       --------       --------       --------
Operating expenses                                              3,205         14,011            209          7,908            638
                                                             --------       --------       --------       --------       --------

Operating income (loss)                                        (2,795)       (12,720)           170         (6,918)           982
 Gain on early extinguishment of debt                              --             --             --             --             --
 Minority interest expense                                         --             --             --             --             --
 Interest expense, net                                           (566)            --             --             --              2
 Equity in loss from consolidated entities                         --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                  (3,361)       (12,720)           170         (6,918)           984

 Income tax benefit                                                --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Loss from continuing operations                               (3,361)       (12,720)           170         (6,918)           984

 Discontinued operations:
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                               --             --             --             --             --
 Income tax (expense) benefit                                      --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income from discontinued operations                        --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Net (loss) income                                             (3,361)       (12,720)           170         (6,918)           984
                                                             ========       ========       ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                             MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                              SUB 1D,        SUB 7B,        SUB 7D,        SUB 7G,        SUB 6B,
                                                               LLC            L.P.           LLC            LLC            LLC
                                                             --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
  Office rental and other revenues                                197             --          1,403             --             --
 Participating lease revenue                                    3,402          1,204          4,275            450            825
                                                             --------       --------       --------       --------       --------
Total revenue                                                   3,599          1,204          5,678            450            825

Hotel operating expenses by department:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
Office rental, parking and other operating expenses                78             --            776             --             --
Other operating expenses:
    General and administrative                                     --             --             --             --             --
    Property operating costs                                       --             --             --             --             --
    Depreciation and amortization                               1,707            398          1,292            412            337
    Loss on asset impairments                                      --         10,288             --          7,416             --
    Property taxes, insurance and other                         1,247            551          1,663            161            150
                                                             --------       --------       --------       --------       --------
Operating expenses                                              3,032         11,237          3,731          7,989            487
                                                             --------       --------       --------       --------       --------

Operating income (loss)                                           567        (10,033)         1,947         (7,539)           338
 Gain on early extinguishment of debt                              --             --             --             --             --
 Minority interest expense                                         --             --             --             --             --
 Interest expense, net                                             --             --             --             --             --
 Equity in loss from consolidated entities                         --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                     567        (10,033)         1,947         (7,539)           338

 Income tax benefit                                                --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Loss from continuing operations                                  567        (10,033)         1,947         (7,539)           338

 Discontinued operations:
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                               --             --             --             --             --
 Income tax (expense) benefit                                      --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income from discontinued operations                        --            --             --             --             --
                                                             --------       --------       --------       --------       --------

 Net (loss) income                                                567        (10,033)         1,947         (7,539)           338
                                                             ========       ========       ========       ========       ========

                                                             MERISTAR       MERISTAR       MERISTAR       MERISTAR         AGH
                                                              SUB 4I,        SUB 5D,        SUB 5H,        SUB 7H,        PSS I,
                                                               L.P.           LLC            LLC            LLC            INC.
                                                             --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
  Office rental and other revenues                                 --             --             --             --             --
 Participating lease revenue                                       60          1,534             --            970             --
                                                             --------       --------       --------       --------       --------
Total revenue                                                      60          1,534             --            970             --

Hotel operating expenses by department:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
Office rental, parking and other operating expenses                --             --             --             --             --
Other operating expenses:
    General and administrative                                     --             --             --             --             --
    Property operating costs                                       --             --             --             --             --
    Depreciation and amortization                                 223          1,095             --            140             --
    Loss on asset impairments                                   1,259             --             --          1,383             --
    Property taxes, insurance and other                           178            169             --            380             --
                                                             --------       --------       --------       --------       --------
Operating expenses                                              1,660          1,264             --          1,903             --
                                                             --------       --------       --------       --------       --------

Operating income (loss)                                        (1,600)           270             --           (933)            --
 Gain on early extinguishment of debt                              --             --             --             --             --
 Minority interest expense                                         --             --             --             --             --
 Interest expense, net                                             --           (911)            --             --             --
 Equity in loss from consolidated entities                         --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                  (1,600)          (641)            --           (933)            --

 Income tax benefit                                                --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Loss from continuing operations                               (1,600)          (641)            --           (933)            --

 Discontinued operations:
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                               --             --        (18,966)            --           (929)
 Income tax (expense) benefit                                      --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income from discontinued operations                        --             --        (18,966)            --           (929)
                                                             --------       --------       --------       --------       --------

 Net (loss) income                                             (1,600)          (641)       (18,966)          (933)          (929)
                                                             ========       ========       ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                             MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                              SUB 2D,        SUB 4F,        SUB 5K,        SUB 5M,        SUB 1E,
                                                               LLC            L.P.           LLC            LLC            L.P.
                                                             --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
  Office rental and other revenues                                 --             11             --             --             --
 Participating lease revenue                                    1,068          1,440          1,730          1,280             --
                                                             --------       --------       --------       --------       --------
Total revenue                                                   1,068          1,451          1,730          1,280             --

Hotel operating expenses by department:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
Office rental, parking and other operating expenses                --             --             --             --             --
Other operating expenses:
    General and administrative                                     --             --             --             --             --
    Property operating costs                                       --             --             --             --             --
    Depreciation and amortization                                 319            828            966            354             --
    Loss on asset impairments                                   8,685             --             --             --             --
    Property taxes, insurance and other                           216            261            285            201             --
                                                             --------       --------       --------       --------       --------
Operating expenses                                              9,220          1,089          1,251            555             --
                                                             --------       --------       --------       --------       --------

Operating income (loss)                                        (8,152)           362            479            725             --
 Gain on early extinguishment of debt                              --             --             --             --             --
 Minority interest expense                                         --             --             --             --             --
 Interest expense, net                                           (655)            --             --             --             --
 Equity in loss from consolidated entities                         --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                  (8,807)           362            479            725             --

 Income tax benefit                                                --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Loss from continuing operations                               (8,807)           362            479            725             --

 Discontinued operations:
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                               --             --             --             --            927
 Income tax (expense) benefit                                      --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income from discontinued operations                        --             --             --             --            927
                                                             --------       --------       --------       --------       --------

 Net (loss) income                                             (8,807)           362            479            725            927
                                                             ========       ========       ========       ========       ========


                                                             MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                              SUB 5O,        SUB 6M         SUB 4B,        SUB 6C,        SUB 2C,
                                                               LLC           COMPANY         L.P.           LLC            LLC
                                                             --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
  Office rental and other revenues                                 --             --             --              6             50
 Participating lease revenue                                      576          3,277            136          2,192          1,171
                                                             --------       --------       --------       --------       --------
Total revenue                                                     576          3,277            136          2,198          1,221

Hotel operating expenses by department:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
Office rental, parking and other operating expenses                --             --             --             --             --
Other operating expenses:
    General and administrative                                     --             --             --             --             --
    Property operating costs                                       --             --             --             --             --
    Depreciation and amortization                                 171            890            413            580            697
    Loss on asset impairments                                      --             --            638             --         15,255
    Property taxes, insurance and other                            78            231            199            169            416
                                                             --------       --------       --------       --------       --------
Operating expenses                                                249          1,121          1,250            749         16,368
                                                             --------       --------       --------       --------       --------

Operating income (loss)                                           327          2,156         (1,114)         1,449        (15,147)
 Gain on early extinguishment of debt                              --             --             --             --             --
 Minority interest expense                                         --             --             --             --             --
 Interest expense, net                                             --             --             --             --         (1,145)
 Equity in loss from consolidated entities                         --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                     327          2,156         (1,114)         1,449        (16,292)

 Income tax benefit                                                --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Loss from continuing operations                                  327          2,156         (1,114)         1,449        (16,292)

 Discontinued operations:
 Income (loss)  from discontinued operations before tax
   (expense) benefit                                               --             --             --             --             --
 Income tax (expense) benefit                                      --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income from discontinued operations                        --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Net (loss) income                                                327          2,156         (1,114)         1,449        (16,292)
                                                             ========       ========       ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                             MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                              SUB 4G,        SUB 3B,        SUB 5G,        SUB 5P,        SUB 5J,
                                                               L.P.           LLC            L.P.           LLC            LLC
                                                             --------       --------       --------       --------       --------
  Hotel operations:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
  Office rental and other revenues                                 --             --             36             --             --
 Participating lease revenue                                    1,509             --          7,636            953          7,191
                                                             --------       --------       --------       --------       --------
Total revenue                                                   1,509             --          7,672            953          7,191

Hotel operating expenses by department:
    Rooms                                                          --             --             --             --             --
    Food and beverage                                              --             --             --             --             --
    Other operating departments                                    --             --             --             --             --
Office rental, parking and other operating expenses                --             --             --             --             --
Other operating expenses:
    General and administrative                                     --             --             --             --             --
    Property operating costs                                       --             --             --             --             --
    Depreciation and amortization                                 584             --          4,716              3          2,612
    Loss on asset impairments                                   8,500             --             --             --             --
    Property taxes, insurance and other                           478             --          1,441              6          1,130
                                                             --------       --------       --------       --------       --------
Operating expenses                                              9,562             --          6,157              9          3,742
                                                             --------       --------       --------       --------       --------

Operating income (loss)                                        (8,053)            --          1,515            944          3,449
 Gain on early extinguishment of debt                              --             --             --             --             --
 Minority interest expense                                         --             --             --             --             --
 Interest expense, net                                             --             --             --             --             (3)
 Equity in loss from consolidated entities                         --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                  (8,053)            --          1,515            944          3,446

 Income tax benefit                                                --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Loss from continuing operations                               (8,053)            --          1,515            944          3,446

 Discontinued operations:
 Income (loss) from discontinued operations before tax
   (expense) benefit                                               --         (2,034)            --             --             --
 Income tax (expense) benefit                                      --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income from discontinued operations                        --         (2,034)            --             --             --
                                                             --------       --------       --------       --------       --------

 Net (loss) income                                             (8,053)        (2,034)         1,515            944          3,446
                                                             ========       ========       ========       ========       ========

                                                             MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                              SUB 5Q,        SUB 5A,        SUB 8D,        SUB 4J,        HOTEL
                                                               LLC            LLC            LLC            LLC        LESSEE, INC.
                                                             --------       --------       --------       --------     ------------
  Hotel operations:
    Rooms                                                          --             --             --             --        455,590
    Food and beverage                                              --             --             --             --        181,230
    Other operating departments                                    --             --             --             --         56,736
  Office rental and other revenues                                 --             88             --            177             --
 Participating lease revenue                                    1,561          4,232          1,785          2,313             --
                                                             --------       --------       --------       --------       --------
Total revenue                                                   1,561          4,320          1,785          2,490        693,556

Hotel operating expenses by department:
    Rooms                                                          --             --             --             --        116,040
    Food and beverage                                              --             --             --             --        134,257
    Other operating departments                                    --             --             --             --         34,119
Office rental, parking and other operating expenses                --             --             --            400             --
Other operating expenses:
    General and administrative                                     --             --              6             --        113,795
    Property operating costs                                       --             --             --             --        110,203
    Depreciation and amortization                                 420          1,028            747            955            800
    Loss on asset impairments                                      --             --         16,128             --             --
    Property taxes, insurance and other                           166            534            333            234        212,718
                                                             --------       --------       --------       --------       --------
Operating expenses                                                586          1,562         17,214          1,589        721,932
                                                             --------       --------       --------       --------       --------

Operating income (loss)                                           975          2,758        (15,429)           901        (28,376)
 Gain on early extinguishment of debt                              --             --             --             --             --
 Minority interest expense                                         --             --             --             --             --
 Interest expense, net                                             --         (2,125)            --             --         (1,807)
 Equity in loss from consolidated entities                         --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                     975            633        (15,429)           901        (30,183)

 Income tax benefit                                                --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 Loss from continuing operations                                  975            633        (15,429)           901        (30,183)

 Discontinued operations:
 Income (loss) from discontinued operations before tax
   (expense) benefit                                               --             --             --             --           (884)
 Income tax (expense) benefit                                      --             --             --             --             --
                                                             --------       --------       --------       --------       --------

 (Loss) income from discontinued operations                        --             --             --             --           (884)
                                                             --------       --------       --------       --------       --------

 Net (loss) income                                                975            633        (15,429)           901        (31,067)
                                                             ========       ========       ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                             GUARANTOR
                                                           SUBSIDIARIES                     TOTAL
                                                               TOTAL      ELIMINATIONS   CONSOLIDATED
                                                           ------------   ------------   ------------

  Hotel operations:
    Rooms                                                     455,590             --        455,590
    Food and beverage                                         181,230             --        181,230
    Other operating departments                                56,736             --         56,736
  Office rental and other revenues                              2,359             --         10,337
 Participating lease revenue                                   98,311       (192,473)            --
                                                             --------       --------       --------
Total revenue                                                 794,226       (192,473)       703,893

Hotel operating expenses by department:
    Rooms                                                     116,040             --        116,040
    Food and beverage                                         134,257             --        134,257
    Other operating departments                                34,119             --         34,119
Office rental, parking and other operating expenses             1,254             --          2,147
Other operating expenses:
    General and administrative                                113,801             --        121,679
    Property operating costs                                  110,203             --        109,844
    Depreciation and amortization                              38,214             --         82,849
    Loss on asset impairments                                 144,108             --        263,377
    Property taxes, insurance and other                       231,658       (192,473)        57,292
                                                             --------       --------       --------
Operating expenses                                            923,654       (192,473)       921,604
                                                             --------       --------       --------

Operating income (loss)                                      (129,428)            --       (217,711)
 Gain on early extinguishment of debt                              --             --          4,574
 Minority interest expense                                         --             --             (6)
 Interest expense, net                                         (7,569)            --       (106,017)
 Equity in loss from consolidated entities                         --        257,756             --
                                                             --------       --------       --------

 (Loss) income before income taxes and discontinued
   operations                                                (136,997)       257,756       (319,160)

 Income tax benefit                                                --             --            462
                                                             --------       --------       --------

 Loss from continuing operations                             (136,997)       257,756       (318,698)

 Discontinued operations:
 Income (loss) from discontinued operations before tax
   (expense) benefit                                          (22,825)            --        (22,168)
 Income tax (expense) benefit                                      --             --            (32)
                                                             --------       --------       --------
                                                                                                 --
 (Loss) income from discontinued operations                   (22,825)            --        (22,200)
                                                             --------       --------       --------
                                                                                                 --
 Net (loss) income                                           (159,822)       257,756       (340,898)
                                                             ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                         MERISTAR           NON-        MERISTAR      AGH        MERISTAR
                                                       HOSPITALITY       GUARANTOR       Sub 7C,     UPREIT,      SUB 5N,
                                                         OP, L.P.       SUBSIDIARIES      LLC         LLC          LLC
                                                      --------------    ------------    --------     ------      --------
   Hotel operations:
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
   Office rental and other revenues                        5,611            4,463          --            --            --
 Participating lease revenue                                  --           99,020          --            --           716
                                                        --------         --------      ------        ------      --------
Total revenue                                              5,611          103,483          --            --           716

Hotel operating expenses by department:                       --               --          --            --            --
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
Office rental, parking and other operating expenses           --              961          --            --            --
Other operating expenses:
     General and administrative                            7,397               31          --            --            --
     Property operating costs                               (454)              --          --            --            --
     Depreciation and amortization                         9,196           37,355          --            --            99
     Loss on asset impairments                                --               --          --            --            --
     Property taxes, insurance and other                  (4,310)          14,631          --            --            78
                                                        --------         --------      ------        ------      --------

Operating expenses                                        11,829           52,978          --            --           177
                                                        --------         --------      ------        ------      --------

Operating (loss) income                                   (6,218)          50,505          --            --           539
 Change in fair value of non-hedging
   derivatives, net of swap payments                      (4,211)              --          --            --            --
 Loss on fair value of non-hedging derivatives            (4,735)              --          --            --            --
 Minority interest expense                                    10               --          --            --            --
 Interest expense, net                                   (78,325)         (20,415)         --            --             5
 Equity in income from consolidated entities             (55,165)              --          --            --            --
                                                        --------         --------      ------        ------      --------

 (Loss) income before income taxes
   and discontinued operations                           (38,314)          30,090          --            --           544

 Income tax benefit                                          748               --          --            --            --
                                                        --------         --------      ------        ------      --------

 Loss from continuing operations                         (37,566)          30,090          --            --           544

 Discontinued operations:                                     --               --          --            --            --
 Income (loss)  from discontinued operations
   before tax (expense) benefit                               --            2,961          --            --            --
 Income tax (expense) benefit                                  6               --          --            --            --
                                                        --------         --------      ------        ------      --------

 Loss from discontinued operations                             6            2,961          --            --            --
                                                        --------         --------      ------        ------      --------

 Net income (loss)                                       (37,560)          33,051          --            --           544
                                                        ========         ========      ======        ======      ========




                                                          MERISTAR       MERISTAR     MERISTAR    MERISTAR       MERISTAR
                                                           SUB 8A,        SUB 8F,        8G,       SUB 6H,        SUB 8B,
                                                            LLC             L.P.        LLC          L.P.           LLC
                                                          --------       --------     --------     --------      --------
   Hotel operations:
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
   Office rental and other revenues                           --               --          --            --            --
 Participating lease revenue                                  --            1,712          --         1,162         5,309
                                                        --------         --------      ------        ------      --------
Total revenue                                                 --            1,712          --         1,162         5,309

Hotel operating expenses by department:                       --               --          --            --            --
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
Office rental, parking and other operating expenses           --               --          --            --            --
Other operating expenses:
     General and administrative                               --                1          --             1             1
     Property operating costs                                 --               --          --            --            --
     Depreciation and amortization                            --              339          --           323         1,785
     Loss on asset impairments                                --               --          --            --            --
     Property taxes, insurance and other                      --              545          --            74         1,066
                                                        --------         --------      ------        ------      --------
Operating expenses                                            --              885          --           398         2,852
                                                        --------         --------      ------        ------      --------

Operating (loss) income                                       --              827          --           764         2,457
 Change in fair value of non-hedging derivatives,
   net of swap payments                                       --               --          --            --            --
 Loss on fair value of non-hedging derivatives                --               --          --            --            --
 Minority interest expense                                    --               --          --            --            --
 Interest expense, net                                        --                7          --             2            67
 Equity in income from consolidated entities                  --               --          --            --            --
                                                        --------         --------      ------        ------      --------

 (Loss) income before income taxes
  and discontinued operations                                 --              834          --           766         2,524

 Income tax benefit                                           --               --          --            --            --
                                                        --------         --------      ------        ------      --------

 Loss from continuing operations                              --              834          --           766         2,524

 Discontinued operations:                                     --               --          --            --            --
 Income (loss)  from discontinued operations
   before tax (expense) benefit                           (4,203)              --          --            --            --
 Income tax (expense) benefit                                 --               --          --            --            --
                                                        --------         --------      ------        ------      --------
 Loss from discontinued operations                        (4,203)              --          --            --            --
                                                        --------         --------      ------        ------      --------

 Net income (loss)                                        (4,203)             834          --           766         2,524
                                                        ========         ========      ======        ======      ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                          MERISTAR       MERISTAR     MERISTAR     MERISTAR      MERISTAR
                                                           SUB 1C,        SUB 8E,      SUB 7F,      SUB 5L,       SUB 3C,
                                                            L.P.           LLC          LLC          LLC           LLC
                                                          --------       --------     --------     --------      --------
   Hotel operations:
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
   Office rental and other revenues                           --               21          --            --            --
 Participating lease revenue                                 989            1,205         878           783         1,329
                                                          ------           ------      ------        ------        ------
Total revenue                                                989            1,226         878           783         1,329

Hotel operating expenses by department:                       --               --          --            --            --
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
Office rental, parking and other operating expenses           --               --          --            --            --
Other operating expenses:
     General and administrative                                7                1           1             1             1
     Property operating costs                                 --               --          --            --            --
     Depreciation and amortization                           767              448         348           101           529
     Loss on asset impairments                                --               --          --            --            --
     Property taxes, insurance and other                     578              140         106            96           342
                                                          ------           ------      ------        ------        ------

Operating expenses                                         1,352              589         455           198           872
                                                          ------           ------      ------        ------        ------

Operating (loss) income                                     (363)             637         423           585           457
 Change in fair value of non-hedging derivatives,
   net of swap payments                                       --               --          --            --            --
 Loss on fair value of non-hedging derivatives                --               --          --            --            --
 Minority interest expense                                    --               --          --            --            --
 Interest expense, net                                        35                6           8             6            15
 Equity in income from consolidated entities                  --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 (Loss) income before income taxes
  and discontinued operations                               (328)             643         431           591           472

 Income tax benefit                                           --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 Loss from continuing operations                            (328)             643         431           591           472

 Discontinued operations:                                     --               --          --            --            --
 Income (loss)  from discontinued operations
   before tax (expense) benefit                               --               --          --            --            --
 Income tax (expense) benefit                                 --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 Loss from discontinued operations                            --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 Net income (loss)                                          (328)             643         431           591           472
                                                          ======           ======      ======        ======        ======


                                                          MERISTAR   OLD MERISTAR     MERISTAR     MERISTAR      MERISTAR
                                                           SUB 5R,      SUB 8A,        SUB 6D,      SUB 6E,       SUB 4E,
                                                            LLC          LLC            LLC           LLC          L.P.
                                                          --------    -----------     --------     --------      --------
   Hotel operations:
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
   Office rental and other revenues                           --               --          14            --            12
 Participating lease revenue                                  --               --       1,633         4,280         1,026
                                                            ----             ----       -----         -----         -----
Total revenue                                                 --               --       1,647         4,280         1,038

Hotel operating expenses by department:                       --               --          --            --            --
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
Office rental, parking and other operating expenses           --               --          --            --            --
Other operating expenses:
     General and administrative                               --               --          --            --             1
     Property operating costs                                 --               --          --            --            --
     Depreciation and amortization                            --               --         393         1,272           689
     Loss on asset impairments                                --               --          --            --            --
     Property taxes, insurance and other                      --               --         155           610           303
                                                            ----             ----       -----         -----         -----

Operating expenses                                            --               --         548         1,882           993
                                                            ----             ----       -----         -----         -----

Operating (loss) income                                       --               --       1,099         2,398            45
 Change in fair value of non-hedging derivatives,
   net of swap payments                                       --               --          --            --            --
 Loss on fair value of non-hedging derivatives                --               --          --            --            --
 Minority interest expense                                    --               --          --            --            --
 Interest expense, net                                        --               --          20            45            20
 Equity in income from consolidated entities                  --               --          --            --            --
                                                            ----             ----       -----         -----         -----

 (Loss) income before income taxes
  and discontinued operations                                 --               --       1,119         2,443            65

 Income tax benefit                                           --               --          --            --            --
                                                            ----             ----       -----         -----         -----

 Loss from continuing operations                              --               --       1,119         2,443            65

 Discontinued operations:                                     --               --          --            --            --
 Income (loss)  from discontinued operations
   before tax (expense) benefit                               --               --          --            --            --
 Income tax (expense) benefit                                 --               --          --            --            --
                                                            ----             ----       -----         -----         -----

 Loss from discontinued operations                            --               --          --            --            --
                                                            ----             ----       -----         -----         -----

 Net income (loss)                                            --               --       1,119         2,443            65
                                                            ====             ====       =====         =====         =====

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                          MERISTAR       MERISTAR    MERISTAR     MERISTAR       MERISTAR
                                                           SUB 1B,        SUB 5F,     SUB 6G,      SUB 8C,        SUB 4C,
                                                            LLC            L.P.        LLC          LLC            L.P.
                                                          --------       --------    --------     --------       --------
   Hotel operations:
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
   Office rental and other revenues                          570               --          --             2            --
 Participating lease revenue                               1,849            2,146       1,966         1,460            --
                                                          ------           ------      ------        ------        ------
Total revenue                                              2,419            2,146       1,966         1,462            --

Hotel operating expenses by department:                       --               --          --            --            --
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
Office rental, parking and other operating expenses           --               --          --            --            --
Other operating expenses:
     General and administrative                                1                1          --            --            --
     Property operating costs                                 --               --          --            --            --
     Depreciation and amortization                           462              792         627         1,037            --
     Loss on asset impairments                                --               --          --            --            --
     Property taxes, insurance and other                     131              271         256           457            --
                                                          ------           ------      ------        ------        ------
Operating expenses                                           594            1,064         883         1,494            --
                                                          ------           ------      ------        ------        ------

Operating (loss) income                                    1,825            1,082       1,083           (32)           --
 Change in fair value of non-hedging derivatives,
   net of swap payments                                       --               --          --            --            --
 Loss on fair value of non-hedging derivatives                --               --          --            --            --
 Minority interest expense                                    --               --          --            --            --
 Interest expense, net                                        14               30          35            32            --
 Equity in income from consolidated entities                  --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 (Loss) income before income taxes
  and discontinued operations                              1,839            1,112       1,118            --            --

 Income tax benefit                                           --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 Loss from continuing operations                           1,839            1,112       1,118            --            --

 Discontinued operations:                                     --               --          --            --            --
 Income (loss)  from discontinued operations
   before tax (expense) benefit                               --               --          --            --        (1,439)
 Income tax (expense) benefit                                 --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 Loss from discontinued operations                            --               --          --            --        (1,439)
                                                          ------           ------      ------        ------        ------

 Net income (loss)                                         1,839            1,112       1,118            --        (1,439)
                                                          ======           ======      ======        ======        ======

                                                         MERISTAR        MERISTAR    MERISTAR     MERISTAR       MERISTAR
                                                          SUB 4H,         SUB 7E,     SUB 3D,      SUB 1A,        SUB 5E,
                                                           L.P.             LLC         LLC          LLC            LLC
                                                         --------        --------    --------     --------       --------
   Hotel operations:
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
   Office rental and other revenues                           --                1          --            --            --
 Participating lease revenue                                 450            1,030       1,745         1,353         4,258
                                                           -----            -----       -----         -----         -----
Total revenue                                                450            1,031       1,745         1,353         4,258

Hotel operating expenses by department:                       --               --          --            --            --
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
Office rental, parking and other operating expenses           --               --          --            --            --
Other operating expenses:
     General and administrative                                1                1           1             1             1
     Property operating costs                                 --               --          --            --            --
     Depreciation and amortization                           405              473         653           343         1,454
     Loss on asset impairments                                --               --          --            --            --
     Property taxes, insurance and other                     146              121         157           287           294
                                                           -----            -----       -----         -----         -----
Operating expenses                                           552              595         811           631         1,749
                                                           -----            -----       -----         -----         -----

Operating (loss) income                                     (102)             436         934           722         2,509
 Change in fair value of non-hedging derivatives,
  net of swap payments                                        --               --          --            --            --
 Loss on fair value of non-hedging derivatives                --               --          --            --            --
 Minority interest expense                                    --               --          --            --            --
 Interest expense, net                                         7               15          32            14            25
 Equity in income from consolidated entities                  --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 (Loss) income before income taxes
   and discontinued operations                               (95)             451         966           736         2,534

 Income tax benefit                                           --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 Loss from continuing operations                             (95)             451         966           736         2,534

 Discontinued operations:                                     --               --          --            --            --
 Income (loss)  from discontinued operations
   before tax (expense) benefit                               --               --          --            --            --
 Income tax (expense) benefit                                 --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 Loss from discontinued operations                            --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 Net income (loss)                                           (95)             451         966           736         2,534
                                                           =====            =====       =====         =====         =====

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                         MERISTAR
                                                          SUB 7A         MERISTAR    MERISTAR      MERISTAR      MERISTAR
                                                          JOINT           SUB 6K,     SUB 2B,       SUB 3A,       SUB 4A,
                                                         VENTURE            LLC         LLC          LLC           L.P.
                                                         --------        --------    --------     --------       --------
   Hotel operations:
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
   Office rental and other revenues                           --               --          --            --            --
 Participating lease revenue                                 979            3,055         423           398           745
                                                           -----            -----       -----         -----         -----
Total revenue                                                979            3,055         423           398           745

Hotel operating expenses by department:                       --               --          --            --            --
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
Office rental, parking and other operating expenses           --               --          --            --            --
Other operating expenses:
     General and administrative                                1               --           1             1             1
     Property operating costs                                 --               --          --            --            --
     Depreciation and amortization                           312              554         314           194            --
     Loss on asset impairments                                --               --          --            --            --
     Property taxes, insurance and other                     172              346         118            85           187
                                                           -----            -----       -----         -----         -----
Operating expenses                                           485              900         433           280           188
                                                           -----            -----       -----         -----         -----

Operating (loss) income                                      494            2,155         (10)          118           557
 Change in fair value of non-hedging derivatives,
   net of swap payments                                       --               --          --            --            --
 Loss on fair value of non-hedging derivatives                --               --          --            --            --
 Minority interest expense                                    --               --          --            --            --
 Interest expense, net                                        26               28        (289)           33            28
 Equity in income from consolidated entities                  --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 (Loss) income before income taxes
   and discontinued operations                               520            2,183        (299)          151           585

 Income tax benefit                                           --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 Loss from continuing operations                             520            2,183        (299)          151           585

 Discontinued operations:                                     --               --          --            --            --
 Income (loss)  from discontinued operations
   before tax (expense) benefit                               --               --          --            --            --
 Income tax (expense) benefit                                 --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 Loss from discontinued operations                            --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 Net income (loss)                                           520            2,183        (299)          151           585
                                                           =====            =====       =====         =====         =====



                                                          MERISTAR      MERISTAR    MERISTAR        MDV          MERISTAR
                                                           SUB 4D,       SUB 2A,     SUB 6L,      LIMITED         SUB 5C,
                                                            L.P.           LLC         LLC       PARTNERSHIP        LLC
                                                          --------      --------    --------     -----------     --------
   Hotel operations:
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
   Office rental and other revenues                           --               --          --            --            --
 Participating lease revenue                                  --              458       1,383           402         1,133
                                                           -----            -----       -----         -----         -----
Total revenue                                                 --              458       1,383           402         1,133

Hotel operating expenses by department:                       --               --          --            --            --
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
Office rental, parking and other operating expenses           --               --          --            --            --
Other operating expenses:
     General and administrative                               --                1           1            --             1
     Property operating costs                                 --               --          --            --            --
     Depreciation and amortization                            --              240         667           102           447
     Loss on asset impairments                                --               --          --            --            --
     Property taxes, insurance and other                      --              126         150            94           354
                                                           -----            -----       -----         -----         -----
Operating expenses                                            --              367         818           196           802
                                                           -----            -----       -----         -----         -----

Operating (loss) income                                       --               91         565           206           331
 Change in fair value of non-hedging derivatives,
   net of swap payments                                       --               --          --            --            --
 Loss on fair value of non-hedging derivatives                --               --          --            --            --
 Minority interest expense                                    --               --          --            --            --
 Interest expense, net                                        --             (510)         10             2            28
 Equity in income from consolidated entities                  --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 (Loss) income before income taxes
   and discontinued operations                                --             (419)        575           208           359

 Income tax benefit                                           --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 Loss from continuing operations                              --             (419)        575           208           359

 Discontinued operations:                                     --               --          --            --            --
 Income (loss)  from discontinued operations
   before tax (expense) benefit                               49               --          --            --            --
 Income tax (expense) benefit                                 --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 Loss from discontinued operations                            49               --          --            --            --
                                                           -----            -----       -----         -----         -----

 Net income (loss)                                            49             (419)        575           208           359
                                                           =====            =====       =====         =====         =====

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATING STATEMENT OF OPERATIONS
 NINE MONTHS ENDED SEPTEMBER 30, 2002
 (DOLLARS IN THOUSANDS)

                                                          MERISTAR      MERISTAR    MERISTAR       MERISTAR      MERISTAR
                                                           SUB 6J,       SUB 1D,     SUB 7B,        SUB 7D,       SUB 7G,
                                                             LLC          LLC         L.P.           LLC            LLC
                                                          --------      --------    --------      ---------      --------
   Hotel operations:
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
   Office rental and other revenues                           --              329          --         1,046            --
 Participating lease revenue                               1,915            3,938       1,172         4,161           438
                                                           -----            -----       -----         -----         -----
Total revenue                                              1,915            4,267       1,172         5,207           438

Hotel operating expenses by department:                       --               --          --            --            --
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
Office rental, parking and other operating expenses           --               97          --           869            --
Other operating expenses:
     General and administrative                               --               --           1            --             1
     Property operating costs                                 --               --          --            --            --
     Depreciation and amortization                           482            1,702         694         1,244           566
     Loss on asset impairments                                --               --          --            --            --
     Property taxes, insurance and other                     160              906         409         1,610           181
                                                           -----            -----       -----         -----         -----
Operating expenses                                           642            2,705       1,104         3,723           748
                                                           -----            -----       -----         -----         -----

Operating (loss) income                                    1,273            1,562          68         1,484          (310)
 Change in fair value of non-hedging derivatives,
   net of swap payments                                       --               --          --            --            --
 Loss on fair value of non-hedging derivatives                --               --          --            --            --
 Minority interest expense                                    --               --          --            --            --
 Interest expense, net                                        31               33          49            35            20
 Equity in income from consolidated entities                  --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 (Loss) income before income taxes
   and discontinued operations                             1,304            1,595         117         1,519          (290)

 Income tax benefit                                           --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 Loss from continuing operations                           1,304            1,595         117         1,519          (290)

 Discontinued operations:                                     --               --          --            --            --
 Income (loss)  from discontinued operations
  before tax (expense) benefit                                --               --          --            --            --
 Income tax (expense) benefit                                 --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 Loss from discontinued operations                            --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 Net income (loss)                                         1,304            1,595         117         1,519          (290)
                                                           =====            =====       =====         =====         =====


                                                          MERISTAR      MERISTAR    MERISTAR       MERISTAR      MERISTAR
                                                          SUB 6B,       SUB 4I,     SUB 5D,        SUB 5H,       SUB 7H,
                                                            LLC           L.P.        LLC            LLC           LLC
                                                          --------      --------    --------      ---------      --------
   Hotel operations:
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
   Office rental and other revenues                           --               --          --            --            --
 Participating lease revenue                                 942               58       1,446            --           944
                                                          ------           ------      ------        ------        ------
Total revenue                                                942               58       1,446            --           944

Hotel operating expenses by department:                       --               --          --            --            --
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
Office rental, parking and other operating expenses           --               --          --            --            --
Other operating expenses:
     General and administrative                                1               --           1            --             1
     Property operating costs                                 --               --          --            --            --
     Depreciation and amortization                           341              341       1,086            --           341
     Loss on asset impairments                                --               --          --            --            --
     Property taxes, insurance and other                     171              240         253            --           283
                                                          ------           ------      ------        ------        ------
Operating expenses                                           513              581       1,340            --           625
                                                          ------           ------      ------        ------        ------

Operating (loss) income                                      429             (523)        106            --           319
 Change in fair value of non-hedging derivatives,
   net of swap payments                                       --               --          --            --            --
 Loss on fair value of non-hedging derivatives                --               --          --            --            --
 Minority interest expense                                    --               --          --            --            --
 Interest expense, net                                         7               32      (1,132)           --            18
 Equity in income from consolidated entities                  --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 (Loss) income before income taxes
   and discontinued operations                               436             (491)     (1,026)           --           337

 Income tax benefit                                           --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 Loss from continuing operations                             436             (491)     (1,026)           --           337

 Discontinued operations:                                     --               --          --            --            --
 Income (loss)  from discontinued operations
   before tax (expense) benefit                               --               --          --           627            --
 Income tax (expense) benefit                                 --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 Loss from discontinued operations                            --               --          --           627            --
                                                          ------           ------      ------        ------        ------

 Net income (loss)                                           436             (491)     (1,026)          627           337
                                                          ======           ======      ======        ======        ======

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                             AGH        MERISTAR    MERISTAR      MERISTAR       MERISTAR
                                                            PSSI,        SUB 2D,     SUB 4F,       SUB 5K,        SUB 5M,
                                                             INC.          LLC         L.P.          LLC            LLC
                                                          --------      --------    --------      ---------      --------

   Hotel operations:
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
   Office rental and other revenues                           --               --           8            --            --
 Participating lease revenue                                  --            1,055       1,401         1,904         1,393
                                                          ------           ------      ------        ------        ------
Total revenue                                                 --            1,055       1,409         1,904         1,393

Hotel operating expenses by department:                       --               --          --            --            --
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
Office rental, parking and other operating expenses           --               --          --            --            --
Other operating expenses:
     General and administrative                               --                1          --             1             1
     Property operating costs                                 --               --          --            --            --
     Depreciation and amortization                            --              355         840           891           339
     Loss on asset impairments                                --               --          --            --            --
     Property taxes, insurance and other                      --              185         287           246           221
                                                          ------           ------      ------        ------        ------
Operating expenses                                            --              541       1,127         1,138           561
                                                          ------           ------      ------        ------        ------

Operating (loss) income                                       --              514         282           766           832
 Change in fair value of non-hedging derivatives,
  net of swap payments                                        --               --          --            --            --
 Loss on fair value of non-hedging derivatives                --               --          --            --            --
 Minority interest expense                                    --               --          --            --            --
 Interest expense, net                                        --             (586)         29            80            16
 Equity in income from consolidated entities                  --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 (Loss) income before income taxes
   and discontinued operations                                --              (72)        311           846           848

 Income tax benefit                                           --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 Loss from continuing operations                              --              (72)        311           846           848

 Discontinued operations:                                     --               --          --            --            --
 Income (loss)  from discontinued operations
   before tax (expense) benefit                            1,531               --          --            --            --
 Income tax (expense) benefit                                 --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 Loss from discontinued operations                         1,531               --          --            --            --
                                                          ------           ------      ------        ------        ------

 Net income (loss)                                         1,531              (72)        311           846           848
                                                          ======           ======      ======        ======        ======


                                                          MERISTAR      MERISTAR    MERISTAR      MERISTAR       MERISTAR
                                                           SUB 1E,       SUB 5O,     SUB 6M        SUB 4B,        SUB 6C,
                                                             L.P.          LLC      COMPANY         L.P.           LLC
                                                          --------      --------    --------      ---------      --------
   Hotel operations:
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
   Office rental and other revenues                           --               --          --            --            12
 Participating lease revenue                                  --              606       3,363           138         2,217
                                                           -----            -----       -----         -----         -----
Total revenue                                                 --              606       3,363           138         2,229

Hotel operating expenses by department:                       --               --          --            --            --
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
Office rental, parking and other operating expenses           --               --          --            --            --
Other operating expenses:
     General and administrative                               --                1           1            --             1
     Property operating costs                                 --               --          --            --            --
     Depreciation and amortization                            --              164         905           414           585
     Loss on asset impairments                                --               --          --            --            --
     Property taxes, insurance and other                      --               94         218           274           155
                                                           -----            -----       -----         -----         -----
Operating expenses                                            --              259       1,124           688           741
                                                           -----            -----       -----         -----         -----

Operating (loss) income                                       --              347       2,239          (550)        1,488
 Change in fair value of non-hedging derivatives,
   net of swap payments                                       --               --          --            --            --
 Loss on fair value of non-hedging derivatives                --               --          --            --            --
 Minority interest expense                                    --               --          --            --            --
 Interest expense, net                                        --                6          18           194            31
 Equity in income from consolidated entities                  --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 (Loss) income before income taxes
   and discontinued operations                                --              353       2,257          (356)        1,519

 Income tax benefit                                           --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 Loss from continuing operations                              --              353       2,257          (356)        1,519

 Discontinued operations:                                     --               --          --            --            --
 Income (loss)  from discontinued operations
   before tax (expense) benefit                              994               --          --            --            --
 Income tax (expense) benefit                                 --               --          --            --            --
                                                           -----            -----       -----         -----         -----

 Loss from discontinued operations                           994               --          --            --            --
                                                           -----            -----       -----         -----         -----

 Net income (loss)                                           994              353       2,257          (356)        1,519
                                                           =====            =====       =====         =====         =====

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                          MERISTAR      MERISTAR    MERISTAR      MERISTAR       MERISTAR
                                                           SUB 2C,       SUB 4G,    SUB 3B,        SUB 5G,        SUB 5P,
                                                             LLC          L.P.        LLC            L.P.           LLC
                                                          --------      --------    --------      ---------      --------
   Hotel operations:
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
   Office rental and other revenues                           37               18          --            47            --
 Participating lease revenue                               1,245            1,803          --         8,446           450
                                                          ------           ------      ------        ------        ------
Total revenue                                              1,282            1,821          --         8,493           450

Hotel operating expenses by department:                       --               --          --            --            --
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
Office rental, parking and other operating expenses           --               --          --            --            --
Other operating expenses:
     General and administrative                                1                1          --             2            --
     Property operating costs                                 --               --          --            --            --
     Depreciation and amortization                           777              687          --         4,643             2
     Loss on asset impairments                                --               --          --            --            --
     Property taxes, insurance and other                     430              409          --         1,380            12
                                                          ------           ------      ------        ------        ------
Operating expenses                                         1,208            1,097          --         6,025            14
                                                          ------           ------      ------        ------        ------

Operating (loss) income                                       74              724          --         2,468           436
 Change in fair value of non-hedging derivatives,
   net of swap payments                                       --               --          --            --            --
 Loss on fair value of non-hedging derivatives                --               --          --            --            --
 Minority interest expense                                    --               --          --            --            --
 Interest expense, net                                    (1,012)              20          --           107            --
 Equity in income from consolidated entities                  --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 (Loss) income before income taxes
   and discontinued operations                              (938)             744          --         2,575           436

 Income tax benefit                                           --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 Loss from continuing operations                            (938)             744          --         2,575           436

 Discontinued operations:                                     --               --          --            --            --
 Income (loss)  from discontinued operations
   before tax (expense) benefit                               --               --         (42)           --            --
 Income tax (expense) benefit                                 --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 Loss from discontinued operations                            --               --         (42)           --            --
                                                          ------           ------      ------        ------        ------

 Net income (loss)                                          (938)             744         (42)        2,575           436
                                                          ======           ======      ======        ======        ======

                                                          MERISTAR      MERISTAR    MERISTAR      MERISTAR       MERISTAR
                                                          SUB 5J,        SUB 5Q,     SUB 5A,       SUB 8D,        SUB 4J,
                                                            LLC            LLC         LLC           LLC           LLC
                                                          --------      --------    --------      ---------      --------

   Hotel operations:
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
   Office rental and other revenues                           --               --          90            --           175
 Participating lease revenue                               7,157            1,555       4,418         1,737         2,310
                                                          ------           ------      ------        ------        ------
Total revenue                                              7,157            1,555       4,508         1,737         2,485

Hotel operating expenses by department:                       --               --          --            --            --
     Rooms                                                    --               --          --            --            --
     Food and beverage                                        --               --          --            --            --
     Other operating departments                              --               --          --            --            --
Office rental, parking and other operating expenses           --               --          --            --           309
Other operating expenses:
     General and administrative                                1                1           1             1             5
     Property operating costs                                 --               --          --            --            --
     Depreciation and amortization                         2,604              360       1,055           951         1,007
     Loss on asset impairments                                --               --          --            --            --
     Property taxes, insurance and other                   1,169              198         473           316           170
                                                          ------           ------      ------        ------        ------
Operating expenses                                         3,774              559       1,529         1,268         1,491
                                                          ------           ------      ------        ------        ------

Operating (loss) income                                    3,383              996       2,979           469           994
 Change in fair value of non-hedging derivatives,
   net of swap payments                                       --               --          --            --            --
 Loss on fair value of non-hedging derivatives                --               --          --            --            --
 Minority interest expense                                    --               --          --            --            --
 Interest expense, net                                        99               72      (2,074)           16            46
 Equity in income from consolidated entities                  --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 (Loss) income before income taxes
   and discontinued operations                             3,482            1,068         905           485         1,040

 Income tax benefit                                           --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 Loss from continuing operations                           3,482            1,068         905           485         1,040

 Discontinued operations:                                     --               --          --            --            --
 Income (loss)  from discontinued operations
   before tax (expense) benefit                               --               --          --            --            --
 Income tax (expense) benefit                                 --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 Loss from discontinued operations                            --               --          --            --            --
                                                          ------           ------      ------        ------        ------

 Net income (loss)                                         3,482            1,068         905           485         1,040
                                                          ======           ======      ======        ======        ======

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                        MERISTAR
                                                         HOTEL        GUARANTOR
                                                        LESSEE,      SUBSIDIARIES                     TOTAL
                                                          INC.          TOTAL       ELIMINATIONS   CONSOLIDATED
                                                        --------     ------------   ------------   ------------
   Hotel operations:
     Rooms                                               474,540          474,540          --         474,540
     Food and beverage                                   181,174          181,174          --         181,174
     Other operating departments                          55,174           55,174          --          55,174
   Office rental and other revenues                         (125)           2,257          --          12,331
 Participating lease revenue                                  --          102,464    (201,484)             --
                                                        --------         --------    --------        --------
Total revenue                                            710,763          815,609    (201,484)        723,219

Hotel operating expenses by department:                       --               --          --              --
     Rooms                                               114,197          114,197          --         114,197
     Food and beverage                                   131,552          131,551          --         131,551
     Other operating departments                          31,624           31,621          --          31,621
Office rental, parking and other operating expenses           --            1,276          --           2,237
Other operating expenses:
     General and administrative                          114,465          114,508          --         121,936
     Property operating costs                            109,729          109,729          --         109,275
     Depreciation and amortization                         1,220           40,766          --          87,316
     Loss on asset impairments                                --               --          --              --
     Property taxes, insurance and other                 223,135          241,432    (201,484)         50,268
                                                        --------         --------    --------        --------
Operating expenses                                       725,922          785,080    (201,484)        648,401
                                                        --------         --------    --------        --------

Operating (loss) income                                  (15,159)          30,529          --          74,818
 Change in fair value of non-hedging derivatives,
   net of swap payments                                       --               --          --          (4,211)
 Loss on fair value of non-hedging derivatives                --               --          --          (4,735)
 Minority interest expense                                    --               --          --              10
 Interest expense, net                                         1           (4,046)         --        (102,786)
 Equity in income from consolidated entities                  --               --      55,165              --
                                                        --------         --------    --------        --------

 (Loss) income before income taxes
   and discontinued operations                           (15,158)          26,483     (55,165)        (36,904)

 Income tax benefit                                           --               --          --             748
                                                        --------         --------    --------        --------

 Loss from continuing operations                         (15,158)          26,483     (55,165)        (36,156)

 Discontinued operations:                                     --               --          --              --
 Income (loss)  from discontinued operations
   before tax (expense) benefit                           (1,888)          (4,371)         --          (1,410)
 Income tax (expense) benefit                                 --               --          --               6
                                                        --------         --------    --------        --------

 Loss from discontinued operations                        (1,888)          (4,371)         --          (1,404)
                                                        --------         --------    --------        --------

 Net income (loss)                                       (17,046)          22,112     (55,165)        (37,560)
                                                        ========         ========    ========        ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)


                                                            MERISTAR        NON-          MERISTAR         AGH          MERISTAR
                                                           HOSPITALITY    GUARANTOR        SUB 7C,        UPREIT,        SUB 5N,
                                                            OP, L.P.     SUBSIDIARIES        LLC           LLC             LLC
                                                           ----------    ------------    ----------     ----------     ----------
Operating activities:

  Net (loss) income                                          (340,898)       (97,934)            --             --            498
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:

    Depreciation and amortization                               6,573         37,579             --             --            103
    Loss on asset impairment                                       --        119,639             --             --             --
    Equity in earnings                                        257,756             --             --             --             --
    Loss on sale of assets, before tax effect                      --           (577)            --             --             --
    Gain on early extinguishment of debt                       (4,574)            --             --             --             --
    Minority interests                                              6             --             --             --             --
    Amortization of unearned stock-based compensation           2,380             --             --             --             --
    Unrealized gain on interest rate swaps recognized
      in net loss                                              (3,977)            --             --             --             --
    Deferred income taxes                                      (1,848)            --             --             --             --
    Changes in operating assets and liabilities:
        Accounts receivable, net                               (4,448)           204             --             --             --
        Prepaid expenses and other                               (575)         1,289             --             --             10
        Due from/to Interstate Hotels & Resorts                   424             --             --             --             --
        Accounts payable, accrued expenses, accrued
          interest and other liabilities                       (2,062)        (7,368)            --             --             31
        Due from subsidiaries                                 173,158        (61,471)            --             --           (622)
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          operating activities                                 81,915         (8,639)            --             --             20
                                                           ----------     ----------     ----------     ----------     ----------

Investing activities:

  Capital expenditures for property and equipment              (1,146)        (7,029)            --             --            (20)
  Proceeds from sales of assets                                    --         21,900             --             --             --
  Purchases of marketable securities                          (18,040)            --             --             --             --
  Sales of marketable securities                               17,040             --             --             --             --
  Net payments from (advances to) Interstate
    Hotels & Resorts                                           42,052             --             --             --             --
  (Increase) decrease in restricted cash                      (17,714)          (324)            --             --             --
  Other, net                                                       --           (299)            --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          investing activities                                 22,192         14,248             --             --            (20)
                                                           ----------     ----------     ----------     ----------     ----------

Financing activities:

  Principal payments on long-term debt                       (219,650)        (5,609)            --             --             --
  Proceeds from issuance of long-term debt                    271,000             --             --             --             --
  Deferred financing fees                                      (7,509)            --             --             --             --
  Contributions from partners                                  82,920             --             --             --             --
  Distributions to partners                                      (424)            --             --             --             --
  Purchase of limited partnership unit                            (65)            --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          financing activities                                126,272         (5,609)            --             --             --
                                                           ----------     ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                          (304)            --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          230,075             --             --             --             --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                 21,372             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      251,447             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========

                                                            MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                             SUB 8A,        SUB 8F,        SUB 8G,        SUB 6H,        SUB 8B,
                                                              LLC            L.P.           LLC            L.P.           LLC
                                                           ----------    ------------    ----------     ----------     ----------
Operating activities:

  Net (loss) income                                                --            935             --            (97)         2,595
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:

    Depreciation and amortization                                  --            423             --            412          1,821
    Loss on asset impairment                                       --             --             --            500             --
    Equity in earnings                                             --             --             --             --             --
    Loss on sale of assets, before tax effect                      --             --             --             --             --
    Gain on early extinguishment of debt                           --             --             --             --             --
    Minority interests                                             --             --             --             --             --
    Amortization of unearned stock-based compensation              --             --             --             --             --
    Unrealized gain on interest rate swaps recognized
      in net loss                                                  --             --             --             --             --
    Deferred income taxes                                          --             --             --             --             --
    Changes in operating assets and liabilities:
        Accounts receivable, net                                  (17)           (28)            --             --             --
        Prepaid expenses and other                                 --             17             --             (1)             4
        Due from/to Interstate Hotels & Resorts                    --             --             --             --             --
        Accounts payable, accrued expenses, accrued
          interest and other liabilities                           36           (135)            --             51            (91)
        Due from subsidiaries                                     (19)        (1,182)            --           (849)        (3,508)
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          operating activities                                     --             30             --             16            821
                                                           ----------     ----------     ----------     ----------     ----------

Investing activities:

  Capital expenditures for property and equipment                  --            (30)            --            (16)          (821)
  Proceeds from sales of assets                                    --             --             --             --             --
  Purchases of marketable securities                               --             --             --             --             --
  Sales of marketable securities                                   --             --             --             --             --
  Net payments from (advances to) Interstate
    Hotels & Resorts                                               --             --             --             --             --
  (Increase) decrease in restricted cash                           --             --             --             --             --
  Other, net                                                       --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          investing activities                                     --            (30)            --            (16)          (821)
                                                           ----------     ----------     ----------     ----------     ----------

Financing activities:

  Principal payments on long-term debt                             --             --             --             --             --
  Proceeds from issuance of long-term debt                         --             --             --             --             --
  Deferred financing fees                                          --             --             --             --             --
  Contributions from partners                                      --             --             --             --             --
  Distributions to partners                                        --             --             --             --             --
  Purchase of limited partnership unit                             --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          financing activities                                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                            --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               --             --             --             --             --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           --             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                            MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                             SUB 1C,        SUB 8E,        SUB 7F,        SUB 5L,        SUB 3C,
                                                               L.P            LLC            LLC            LLC            LLC
                                                           ----------    ------------    ----------     ----------     ----------
Operating activities:

  Net (loss) income                                              (304)           505         (1,766)           597            488
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:

    Depreciation and amortization                                 762            434            328            103            532
    Loss on asset impairment                                       --             --          2,037             --             --
    Equity in earnings                                             --             --             --             --             --
    Loss on sale of assets, before tax effect                      --             --             --             --             --
    Gain on early extinguishment of debt                           --             --             --             --             --
    Minority interests                                             --             --             --             --             --
    Amortization of unearned stock-based compensation              --             --             --             --             --
    Unrealized gain on interest rate swaps recognized
      in net loss                                                  --             --             --             --             --
    Deferred income taxes                                          --             --             --             --             --
    Changes in operating assets and liabilities:
        Accounts receivable, net                                   --             --             --             28             --
        Prepaid expenses and other                                 43              6             (1)            14              6
        Due from/to Interstate Hotels & Resorts                    --             --             --             --             --
        Accounts payable, accrued expenses, accrued
          interest and other liabilities                         (140)           (73)            57             15             31
        Due from subsidiaries                                    (154)          (790)          (621)          (652)        (1,001)
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          operating activities                                    207             82             34            105             56
                                                           ----------     ----------     ----------     ----------     ----------

Investing activities:

  Capital expenditures for property and equipment                (207)           (82)           (34)          (105)           (56)
  Proceeds from sales of assets                                    --             --             --             --             --
  Purchases of marketable securities                               --             --             --             --             --
  Sales of marketable securities                                   --             --             --             --             --
  Net payments from (advances to) Interstate
    Hotels & Resorts                                               --             --             --             --             --
  (Increase) decrease in restricted cash                           --             --             --             --             --
  Other, net                                                       --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          investing activities                                   (207)           (82)           (34)          (105)           (56)
                                                           ----------     ----------     ----------     ----------     ----------

Financing activities:

  Principal payments on long-term debt                             --             --             --             --             --
  Proceeds from issuance of long-term debt                         --             --             --             --             --
  Deferred financing fees                                          --             --             --             --             --
  Contributions from partners                                      --             --             --             --             --
  Distributions to partners                                        --             --             --             --             --
  Purchase of limited partnership unit                             --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          financing activities                                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                            --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               --             --             --             --             --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           --             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========


                                                            MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                             SUB 5R,        SUB 6D,        SUB 6E,        SUB 4E,        SUB 1B,
                                                               LLC            LLC            LLC           L.P.            LLC
                                                           ----------    ------------    ----------     ----------     ----------
Operating activities:

  Net (loss) income                                                --            822          2,249        (15,127)         1,783
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:

    Depreciation and amortization                                  --            410          1,219            502            406
    Loss on asset impairment                                       --             --             --         15,347             --
    Equity in earnings                                             --             --             --             --             --
    Loss on sale of assets, before tax effect                      --             --             --             --             --
    Gain on early extinguishment of debt                           --             --             --             --             --
    Minority interests                                             --             --             --             --             --
    Amortization of unearned stock-based compensation              --             --             --             --             --
    Unrealized gain on interest rate swaps recognized
      in net loss                                                  --             --             --             --             --
    Deferred income taxes                                          --             --             --             --             --
    Changes in operating assets and liabilities:
        Accounts receivable, net                                   --            (14)            --             --             --
        Prepaid expenses and other                                 --              5             20             15             20
        Due from/to Interstate Hotels & Resorts                    --             --             --             --             --
        Accounts payable, accrued expenses, accrued
          interest and other liabilities                           --            (56)          (235)          (162)            17
        Due from subsidiaries                                      --         (1,158)        (2,985)          (441)        (2,074)
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          operating activities                                     --              9            268            134            152
                                                           ----------     ----------     ----------     ----------     ----------

Investing activities:

  Capital expenditures for property and equipment                  --             (9)          (268)          (134)          (141)
  Proceeds from sales of assets                                    --             --             --             --             --
  Purchases of marketable securities                               --             --             --             --             --
  Sales of marketable securities                                   --             --             --             --             --
  Net payments from (advances to) Interstate
    Hotels & Resorts                                               --             --             --             --             --
  (Increase) decrease in restricted cash                           --             --             --             --             --
  Other, net                                                       --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          investing activities                                     --             (9)          (268)          (134)          (141)
                                                           ----------     ----------     ----------     ----------     ----------

Financing activities:

  Principal payments on long-term debt                             --             --             --             --            (11)
  Proceeds from issuance of long-term debt                         --             --             --             --             --
  Deferred financing fees                                          --             --             --             --             --
  Contributions from partners                                      --             --             --             --             --
  Distributions to partners                                        --             --             --             --             --
  Purchase of limited partnership unit                             --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          financing activities                                     --             --             --             --            (11)
                                                           ----------     ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                            --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               --             --             --             --             --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           --             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                            MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                             SUB 5F,        SUB 6G,        SUB 8C,        SUB 4C,        SUB 4H,
                                                               L.P            LLC            LLC            L.P           L.P.
                                                           ----------    ------------    ----------     ----------     ----------
Operating activities:

  Net (loss) income                                            (8,123)           945         (4,758)            --         (5,414)
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:

    Depreciation and amortization                                 743            634            535             --            330
    Loss on asset impairment                                    9,231             --          5,213             --          5,187
    Equity in earnings                                             --             --             --             --             --
    Loss on sale of assets, before tax effect                      --             --             --             --             --
    Gain on early extinguishment of debt                           --             --             --             --             --
    Minority interests                                             --             --             --             --             --
    Amortization of unearned stock-based compensation              --             --             --             --             --
    Unrealized gain on interest rate swaps recognized
      in net loss                                                  --             --             --             --             --
    Deferred income taxes                                          --             --             --             --             --
    Changes in operating assets and liabilities:
        Accounts receivable, net                                   --             --             --              1             14
        Prepaid expenses and other                                 42              7            (35)            --              4
        Due from/to Interstate Hotels & Resorts                    --             --             --             --             --
        Accounts payable, accrued expenses, accrued
          interest and other liabilities                          108           (246)          (332)          (130)           (28)
        Due from subsidiaries                                  (1,853)        (1,194)          (613)           129             19
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          operating activities                                    148            146             10             --            112
                                                           ----------     ----------     ----------     ----------     ----------

Investing activities:

  Capital expenditures for property and equipment                (148)          (146)           (10)            --           (112)
  Proceeds from sales of assets                                    --             --             --             --             --
  Purchases of marketable securities                               --             --             --             --             --
  Sales of marketable securities                                   --             --             --             --             --
  Net payments from (advances to) Interstate
    Hotels & Resorts                                               --             --             --             --             --
  (Increase) decrease in restricted cash                           --             --             --             --             --
  Other, net                                                       --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          investing activities                                   (148)          (146)           (10)            --           (112)
                                                           ----------     ----------     ----------     ----------     ----------

Financing activities:

  Principal payments on long-term debt                             --             --             --             --             --
  Proceeds from issuance of long-term debt                         --             --             --             --             --
  Deferred financing fees                                          --             --             --             --             --
  Contributions from partners                                      --             --             --             --             --
  Distributions to partners                                        --             --             --             --             --
  Purchase of limited partnership unit                             --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          financing activities                                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                            --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               --             --             --             --             --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           --             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========


                                                            MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                             SUB 7E,        SUB 3D,        SUB 1A,        SUB 5E,     SUB 7A JOINT
                                                               LLC            LLC            LLC            LLC        VENTURE
                                                           ----------    ------------    ----------     ----------    ------------
Operating activities:

  Net (loss) income                                               399            374            762          2,194         (5,026)
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:

    Depreciation and amortization                                 462            583            338          1,438            275
    Loss on asset impairment                                       --             --             --             --          5,478
    Equity in earnings                                             --             --             --             --             --
    Loss on sale of assets, before tax effect                      --             --             --             --             --
    Gain on early extinguishment of debt                           --             --             --             --             --
    Minority interests                                             --             --             --             --             --
    Amortization of unearned stock-based compensation              --             --             --             --             --
    Unrealized gain on interest rate swaps recognized
      in net loss                                                  --             --             --             --             --
    Deferred income taxes                                          --             --             --             --             --
    Changes in operating assets and liabilities:
        Accounts receivable, net                                   --             --             --             --             --
        Prepaid expenses and other                                  5             10             31             12              6
        Due from/to Interstate Hotels & Resorts                    --             --             --             --             --
        Accounts payable, accrued expenses, accrued
          interest and other liabilities                          (56)           103            (91)           246           (110)
        Due from subsidiaries                                    (571)          (945)          (859)        (3,833)          (485)
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          operating activities                                    239            125            181             57            138
                                                           ----------     ----------     ----------     ----------     ----------

Investing activities:

  Capital expenditures for property and equipment                (239)          (125)          (181)           (57)          (138)
  Proceeds from sales of assets                                    --             --             --             --             --
  Purchases of marketable securities                               --             --             --             --             --
  Sales of marketable securities                                   --             --             --             --             --
  Net payments from (advances to) Interstate
    Hotels & Resorts                                               --             --             --             --             --
  (Increase) decrease in restricted cash                           --             --             --             --             --
  Other, net                                                       --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          investing activities                                   (239)          (125)          (181)           (57)          (138)
                                                           ----------     ----------     ----------     ----------     ----------

Financing activities:

  Principal payments on long-term debt                             --             --             --             --             --
  Proceeds from issuance of long-term debt                         --             --             --             --             --
  Deferred financing fees                                          --             --             --             --             --
  Contributions from partners                                      --             --             --             --             --
  Distributions to partners                                        --             --             --             --             --
  Purchase of limited partnership unit                             --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          financing activities                                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                            --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               --             --             --             --             --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           --             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                            MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                             SUB 6K,        SUB 2B,        SUB 3A,        SUB 4A,        SUB 4D,
                                                               LLC            LLC            LLC           L.P.           L.P.
                                                           ----------    ------------    ----------     ----------     ----------
Operating activities:

  Net (loss) income                                             2,154         (5,041)        (1,994)          (942)          (939)
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:

    Depreciation and amortization                                 538            292            186             31             55
    Loss on asset impairment                                       --          4,670          2,137          1,455          1,004
    Equity in earnings                                             --             --             --             --             --
    Loss on sale of assets, before tax effect                      --             --             --             --             --
    Gain on early extinguishment of debt                           --             --             --             --             --
    Minority interests                                             --             --             --             --             --
    Amortization of unearned stock-based compensation              --             --             --             --             --
    Unrealized gain on interest rate swaps recognized
      in net loss                                                  --             --             --             --             --
    Deferred income taxes                                          --             --             --             --             --
    Changes in operating assets and liabilities:
        Accounts receivable, net                                   --              2             --             --             --
        Prepaid expenses and other                                  2             (4)             3              7             (3)
        Due from/to Interstate Hotels & Resorts                    --             --             --             --             --
        Accounts payable, accrued expenses, accrued
          interest and other liabilities                         (215)            --            (23)           (61)          (112)
        Due from subsidiaries                                  (2,374)            85           (279)          (232)        (2,984)
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          operating activities                                    105              4             30            258         (2,979)
                                                           ----------     ----------     ----------     ----------     ----------

Investing activities:

  Capital expenditures for property and equipment                (105)           (25)           (30)          (258)           (91)
  Proceeds from sales of assets                                    --             --             --             --          3,070
  Purchases of marketable securities                               --             --             --             --             --
  Sales of marketable securities                                   --             --             --             --             --
  Net payments from (advances to) Interstate
    Hotels & Resorts                                               --             --             --             --             --
  (Increase) decrease in restricted cash                           --             --             --             --             --
  Other, net                                                       --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          investing activities                                   (105)           (25)           (30)          (258)         2,979
                                                           ----------     ----------     ----------     ----------     ----------

Financing activities:

  Principal payments on long-term debt                             --             21             --             --             --
  Proceeds from issuance of long-term debt                         --             --             --             --             --
  Deferred financing fees                                          --             --             --             --             --
  Contributions from partners                                      --             --             --             --             --
  Distributions to partners                                        --             --             --             --             --
  Purchase of limited partnership unit                             --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          financing activities                                     --             21             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                            --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               --             --             --             --             --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           --             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========


                                                            MERISTAR       MERISTAR          MDV         MERISTAR       MERISTAR
                                                             SUB 2A,        SUB 6L,        LIMITED        SUB 5C,        SUB 6J,
                                                               LLC            LLC        PARTNERSHIP        LLC            LLC
                                                           ----------    ------------    -----------    ----------     ----------
Operating activities:

  Net (loss) income                                            (3,361)       (12,720)           170         (6,918)           984
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:

    Depreciation and amortization                                 233            561            104            349            440
    Loss on asset impairment                                    2,828         13,286             --          7,187             --
    Equity in earnings                                             --             --             --             --             --
    Loss on sale of assets, before tax effect                      --             --             --             --             --
    Gain on early extinguishment of debt                           --             --             --             --             --
    Minority interests                                             --             --             --             --             --
    Amortization of unearned stock-based compensation              --             --             --             --             --
    Unrealized gain on interest rate swaps recognized
      in net loss                                                  --             --             --             --             --
    Deferred income taxes                                          --             --             --             --             --
    Changes in operating assets and liabilities:
        Accounts receivable, net                                   --             --             --             --             --
        Prepaid expenses and other                                 (6)             5              8             89              5
        Due from/to Interstate Hotels & Resorts                    --             --             --             --             --
        Accounts payable, accrued expenses, accrued
          interest and other liabilities                          (41)           (73)           (15)           (30)          (160)
        Due from subsidiaries                                     317         (1,005)          (256)          (574)        (1,227)
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          operating activities                                    (30)            54             11            103             42
                                                           ----------     ----------     ----------     ----------     ----------

Investing activities:

  Capital expenditures for property and equipment                  (4)           (54)           (11)          (103)           (42)
  Proceeds from sales of assets                                    --             --             --             --             --
  Purchases of marketable securities                               --             --             --             --             --
  Sales of marketable securities                                   --             --             --             --             --
  Net payments from (advances to) Interstate
    Hotels & Resorts                                               --             --             --             --             --
  (Increase) decrease in restricted cash                           --             --             --             --             --
  Other, net                                                       --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          investing activities                                     (4)           (54)           (11)          (103)           (42)
                                                           ----------     ----------     ----------     ----------     ----------

Financing activities:

  Principal payments on long-term debt                             34             --             --             --             --
  Proceeds from issuance of long-term debt                         --             --             --             --             --
  Deferred financing fees                                          --             --             --             --             --
  Contributions from partners                                      --             --             --             --             --
  Distributions to partners                                        --             --             --             --             --
  Purchase of limited partnership unit                             --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          financing activities                                     34             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                            --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               --             --             --             --             --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           --             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                            MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                             SUB 1D,        SUB 7B,        SUB 7D,        SUB 7G,        SUB 6B,
                                                              LLC             L.P.           LLC            LLC            LLC
                                                           ----------    ------------    ----------     ----------     ----------
Operating activities:

  Net (loss) income                                               567        (10,033)         1,947         (7,539)           338
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:

    Depreciation and amortization                               1,707            398          1,292            412            337
    Loss on asset impairment                                       --         10,288             --          7,416             --
    Equity in earnings                                             --             --             --             --             --
    Loss on sale of assets, before tax effect                      --             --             --             --             --
    Gain on early extinguishment of debt                           --             --             --             --             --
    Minority interests                                             --             --             --             --             --
    Amortization of unearned stock-based compensation              --             --             --             --             --
    Unrealized gain on interest rate swaps recognized
      in net loss                                                  --             --             --             --             --
    Deferred income taxes                                          --             --             --             --             --
    Changes in operating assets and liabilities:
        Accounts receivable, net                                   --             --             (4)            --             --
        Prepaid expenses and other                                122              8             20              6              1
        Due from/to Interstate Hotels & Resorts                    --             --             --             --             --
        Accounts payable, accrued expenses, accrued
          interest and other liabilities                          (53)          (242)          (910)           (91)           (61)
        Due from subsidiaries                                  (2,178)          (344)        (2,288)          (117)          (479)
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          operating activities                                    165             75             57             87            136
                                                           ----------     ----------     ----------     ----------     ----------

Investing activities:

  Capital expenditures for property and equipment                (165)           (75)           (57)           (87)          (136)
  Proceeds from sales of assets                                    --             --             --             --             --
  Purchases of marketable securities                               --             --             --             --             --
  Sales of marketable securities                                   --             --             --             --             --
  Net payments from (advances to) Interstate
    Hotels & Resorts                                               --             --             --             --             --
  (Increase) decrease in restricted cash                           --             --             --             --             --
  Other, net                                                       --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          investing activities                                   (165)           (75)           (57)           (87)          (136)
                                                           ----------     ----------     ----------     ----------     ----------

Financing activities:

  Principal payments on long-term debt                             --             --             --             --             --
  Proceeds from issuance of long-term debt                         --             --             --             --             --
  Deferred financing fees                                          --             --             --             --             --
  Contributions from partners                                      --             --             --             --             --
  Distributions to partners                                        --             --             --             --             --
  Purchase of limited partnership unit                             --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          financing activities                                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                            --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               --             --             --             --             --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           --             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========


                                                            MERISTAR       MERISTAR       MERISTAR       MERISTAR         AGH
                                                             SUB 4I,        SUB 5D,        SUB 5H,        SUB 7H,        PSS I,
                                                              L.P             LLC            LLC            LLC           INC.
                                                           ----------    ------------    ----------     ----------     ----------
Operating activities:

  Net (loss) income                                            (1,600)          (641)       (18,966)          (933)          (929)
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:

    Depreciation and amortization                                 223          1,095          1,178            140             --
    Loss on asset impairment                                    1,259             --         18,075          1,383          1,787
    Equity in earnings                                             --             --             --             --             --
    Loss on sale of assets, before tax effect                      --             --          1,827             --            318
    Gain on early extinguishment of debt                           --             --             --             --             --
    Minority interests                                             --             --             --             --             --
    Amortization of unearned stock-based compensation              --             --             --             --             --
    Unrealized gain on interest rate swaps recognized
      in net loss                                                  --             --             --             --             --
    Deferred income taxes                                          --             --             --             --             --
    Changes in operating assets and liabilities:
        Accounts receivable, net                                   --             --             --             --             --
        Prepaid expenses and other                                 (5)            19             --             (2)            --
        Due from/to Interstate Hotels & Resorts                    --             --             --             --             --
        Accounts payable, accrued expenses, accrued
          interest and other liabilities                          (79)            41           (148)           (69)          (107)
        Due from subsidiaries                                     247           (480)       (28,315)          (492)       (14,769)
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          operating activities                                     45             34        (26,349)            27        (13,700)
                                                           ----------     ----------     ----------     ----------     ----------

Investing activities:

  Capital expenditures for property and equipment                 (45)           (34)          (901)           (27)          (800)
  Proceeds from sales of assets                                    --             --         27,250             --         14,500
  Purchases of marketable securities                               --             --             --             --             --
  Sales of marketable securities                                   --             --             --             --             --
  Net payments from (advances to) Interstate
    Hotels & Resorts                                               --             --             --             --             --
  (Increase) decrease in restricted cash                           --             --             --             --             --
  Other, net                                                       --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          investing activities                                    (45)           (34)        26,349            (27)        13,700
                                                           ----------     ----------     ----------     ----------     ----------

Financing activities:

  Principal payments on long-term debt                             --             --             --             --             --
  Proceeds from issuance of long-term debt                         --             --             --             --             --
  Deferred financing fees                                          --             --             --             --             --
  Contributions from partners                                      --             --             --             --             --
  Distributions to partners                                        --             --             --             --             --
  Purchase of limited partnership unit                             --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          financing activities                                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                            --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               --             --             --             --             --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           --             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                            MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                             SUB 2D,        SUB 4F,        SUB 5K,        SUB 5M,        SUB 1E,
                                                               LLC           L.P.            LLC            LLC           L.P.
                                                           ----------    ------------    ----------     ----------     ----------
Operating activities:

  Net (loss) income                                            (8,807)           362            479            725            927
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:

    Depreciation and amortization                                 319            828            966            354            237
    Loss on asset impairment                                    8,685             --             --             --             --
    Equity in earnings                                             --             --             --             --             --
    Loss on sale of assets, before tax effect                      --             --             --             --             --
    Gain on early extinguishment of debt                           --             --             --             --             --
    Minority interests                                             --             --             --             --             --
    Amortization of unearned stock-based compensation              --             --             --             --             --
    Unrealized gain on interest rate swaps recognized
      in net loss                                                  --             --             --             --             --
    Deferred income taxes                                          --             --             --             --             --
    Changes in operating assets and liabilities:
        Accounts receivable, net                                   --             --             --             --             --
        Prepaid expenses and other                                 (2)             6             43             29             13
        Due from/to Interstate Hotels & Resorts                    --             --             --             --             --
        Accounts payable, accrued expenses, accrued
          interest and other liabilities                          (97)          (109)        (1,115)            82           (139)
        Due from subsidiaries                                    (124)          (612)          (192)        (1,171)        (1,018)
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          operating activities                                    (26)           475            181             19             20
                                                           ----------     ----------     ----------     ----------     ----------

Investing activities:

  Capital expenditures for property and equipment                 (14)          (475)          (181)           (19)           (20)
  Proceeds from sales of assets                                    --             --             --             --             --
  Purchases of marketable securities                               --             --             --             --             --
  Sales of marketable securities                                   --             --             --             --             --
  Net payments from (advances to) Interstate
    Hotels & Resorts                                               --             --             --             --             --
  (Increase) decrease in restricted cash                           --             --             --             --             --
  Other, net                                                       --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          investing activities                                    (14)          (475)          (181)           (19)           (20)
                                                           ----------     ----------     ----------     ----------     ----------

Financing activities:

  Principal payments on long-term debt                             40             --             --             --             --
  Proceeds from issuance of long-term debt                         --             --             --             --             --
  Deferred financing fees                                          --             --             --             --             --
  Contributions from partners                                      --             --             --             --             --
  Distributions to partners                                        --             --             --             --             --
  Purchase of limited partnership unit                             --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          financing activities                                     40             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                            --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               --             --             --             --             --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           --             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========


                                                            MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                             SUB 5O,        SUB 6M         SUB 4B,        SUB 6C,        SUB 2C,
                                                               LLC          COMPANY          L.P.           LLC            LLC
                                                           ----------    ------------    ----------     ----------     ----------
Operating activities:

  Net (loss) income                                               327          2,156         (1,114)         1,449        (16,292)
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:

    Depreciation and amortization                                 171            890            413            580            697
    Loss on asset impairment                                       --             --            638             --         15,255
    Equity in earnings                                             --             --             --             --             --
    Loss on sale of assets, before tax effect                      --             --             --             --             --
    Gain on early extinguishment of debt                           --             --             --             --             --
    Minority interests                                             --             --             --             --             --
    Amortization of unearned stock-based compensation              --             --             --             --             --
    Unrealized gain on interest rate swaps recognized
      in net loss                                                  --             --             --             --             --
    Deferred income taxes                                          --             --             --             --             --
    Changes in operating assets and liabilities:
        Accounts receivable, net                                   --             --             --             --             --
        Prepaid expenses and other                                  9             (9)             5              8             19
        Due from/to Interstate Hotels & Resorts                    --             --             --             --             --
        Accounts payable, accrued expenses, accrued
          interest and other liabilities                           37           (100)           (90)           (91)           (97)
        Due from subsidiaries                                    (536)        (2,843)           261         (1,860)           497
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          operating activities                                      8             94            113             86             79
                                                           ----------     ----------     ----------     ----------     ----------

Investing activities:

  Capital expenditures for property and equipment                  (8)           (94)          (113)           (86)           (11)
  Proceeds from sales of assets                                    --             --             --             --             --
  Purchases of marketable securities                               --             --             --             --             --
  Sales of marketable securities                                   --             --             --             --             --
  Net payments from (advances to) Interstate
    Hotels & Resorts                                               --             --             --             --             --
  (Increase) decrease in restricted cash                           --             --             --             --             --
  Other, net                                                       --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          investing activities                                     (8)           (94)          (113)           (86)           (11)
                                                           ----------     ----------     ----------     ----------     ----------

Financing activities:

  Principal payments on long-term debt                             --             --             --             --            (68)
  Proceeds from issuance of long-term debt                         --             --             --             --             --
  Deferred financing fees                                          --             --             --             --             --
  Contributions from partners                                      --             --             --             --             --
  Distributions to partners                                        --             --             --             --             --
  Purchase of limited partnership unit                             --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          financing activities                                     --             --             --             --            (68)
                                                           ----------     ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                            --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               --             --             --             --             --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           --             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                            MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                             SUB 4G,        SUB 3B,        SUB 5G,        SUB 5P,        SUB 5J,
                                                              L.P             LLC           L.P.            LLC            LLC
                                                           ----------    ------------    ----------     ----------     ----------
Operating activities:

  Net (loss) income                                            (8,053)        (2,034)         1,515            944          3,446
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:

    Depreciation and amortization                                 584            259          4,716              3          2,612
    Loss on asset impairment                                    8,500          1,064             --             --             --
    Equity in earnings                                             --             --             --             --             --
    Loss on sale of assets, before tax effect                      --          1,204             --             --             --
    Gain on early extinguishment of debt                           --             --             --             --             --
    Minority interests                                             --             --             --             --             --
    Amortization of unearned stock-based compensation              --             --             --             --             --
    Unrealized gain on interest rate swaps recognized
      in net loss                                                  --             --             --             --             --
    Deferred income taxes                                          --             --             --             --             --
    Changes in operating assets and liabilities:
        Accounts receivable, net                                   --             --             --             --             --
        Prepaid expenses and other                                 52              3            151              2            227
        Due from/to Interstate Hotels & Resorts                    --             --             --             --             --
        Accounts payable, accrued expenses, accrued
          interest and other liabilities                         (178)          (173)           699             (4)           220
        Due from subsidiaries                                    (851)        (6,475)        (6,504)          (945)        (4,160)
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          operating activities                                     54         (6,152)           577             --          2,345
                                                           ----------     ----------     ----------     ----------     ----------

Investing activities:

  Capital expenditures for property and equipment                 (54)        (1,598)          (577)            --         (2,345)
  Proceeds from sales of assets                                    --          7,750             --             --             --
  Purchases of marketable securities                               --             --             --             --             --
  Sales of marketable securities                                   --             --             --             --             --
  Net payments from (advances to) Interstate
    Hotels & Resorts                                               --             --             --             --             --
  (Increase) decrease in restricted cash                           --             --             --             --             --
  Other, net                                                       --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          investing activities                                    (54)         6,152           (577)            --         (2,345)
                                                           ----------     ----------     ----------     ----------     ----------

Financing activities:

  Principal payments on long-term debt                             --             --             --             --             --
  Proceeds from issuance of long-term debt                         --             --             --             --             --
  Deferred financing fees                                          --             --             --             --             --
  Contributions from partners                                      --             --             --             --             --
  Distributions to partners                                        --             --             --             --             --
  Purchase of limited partnership unit                             --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          financing activities                                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                            --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               --             --             --             --             --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           --             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========


                                                            MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                             SUB 5Q,        SUB 5A,        SUB 8D,        SUB 4J,         HOTEL
                                                              LLC            LLC            LLC            LLC         LESSEE, INC.
                                                           ----------    ------------    ----------     ----------     ------------
Operating activities:

  Net (loss) income                                               975            633        (15,429)           901        (31,067)
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:

    Depreciation and amortization                                 420          1,028            747            955            800
    Loss on asset impairment                                       --             --         16,128             --             --
    Equity in earnings                                             --             --             --             --             --
    Loss on sale of assets, before tax effect                      --             --             --             --             --
    Gain on early extinguishment of debt                           --             --             --             --             --
    Minority interests                                             --             --             --             --             --
    Amortization of unearned stock-based compensation              --             --             --             --             --
    Unrealized gain on interest rate swaps recognized
      in net loss                                                  --             --             --             --             --
    Deferred income taxes                                          --             --             --             --             --
    Changes in operating assets and liabilities:
        Accounts receivable, net                                   --             --             --             (8)        (3,371)
        Prepaid expenses and other                                 31             18              6             12            911
        Due from/to Interstate Hotels & Resorts                    --             --             --             --         (4,955)
        Accounts payable, accrued expenses, accrued
          interest and other liabilities                           25            359            (49)            22         (5,636)
        Due from subsidiaries                                  (1,278)        (1,639)        (1,019)        (1,805)         4,592
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          operating activities                                    173            399            384             77        (38,726)
                                                           ----------     ----------     ----------     ----------     ----------

Investing activities:

  Capital expenditures for property and equipment                (173)          (399)          (384)           (77)          (894)
  Proceeds from sales of assets                                    --             --             --             --             --
  Purchases of marketable securities                               --             --             --             --             --
  Sales of marketable securities                                   --             --             --             --             --
  Net payments from (advances to) Interstate
    Hotels & Resorts                                               --             --             --             --             --
  (Increase) decrease in restricted cash                           --             --             --             --             --
  Other, net                                                       --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          investing activities                                   (173)          (399)          (384)           (77)          (894)
                                                           ----------     ----------     ----------     ----------     ----------

Financing activities:

  Principal payments on long-term debt                             --             --             --             --         45,934
  Proceeds from issuance of long-term debt                         --             --             --             --             --
  Deferred financing fees                                          --             --             --             --             (4)
  Contributions from partners                                      --             --             --             --             --
  Distributions to partners                                        --             --             --             --             --
  Purchase of limited partnership unit                             --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
        Net cash provided by (used in)
          financing activities                                     --             --             --             --         45,930
                                                           ----------     ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                            --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               --             --             --             --          6,310

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     --             --             --             --         12,517
                                                           ----------     ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           --             --             --             --         18,827
                                                           ==========     ==========     ==========     ==========     ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(DOLLARS IN THOUSANDS)

                                                           GUARANTOR
                                                          SUBSIDIARIES       TOTAL
                                                             TOTAL       ELIMINATIONS   CONSOLIDATED
                                                           ----------    ------------   ------------
Operating activities:

  Net (loss) income                                          (159,822)       257,756       (340,898)
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:

      Depreciation and amortization                            39,943             --         84,095
      Loss on asset impairment                                166,038             --        285,677
      Equity in earnings                                           --       (257,756)            --
      Loss on sale of assets, before tax effect                 3,349             --          2,772
      Gain on early extinguishment of debt                         --             --         (4,574)
      Minority interests                                           --             --              6
      Amortization of unearned stock-based compensation            --             --          2,380
      Unrealized gain on interest rate swaps recognized
        in net loss                                                --             --         (3,977)
      Deferred income taxes                                        --             --         (1,848)
      Changes in operating assets and liabilities:
        Accounts receivable, net                               (3,397)            --         (7,641)
        Prepaid expenses and other                              2,049             --          2,763
        Due from/to Interstate Hotels & Resorts                (4,955)            --         (4,531)
        Accounts payable, accrued expenses, accrued
         interest and other liabilities                       (10,073)            --        (19,503)
        Due from subsidiaries                                (111,687)            --             --
                                                           ----------     ----------     ----------
        Net cash provided by (used in)
          operating activities                                (78,555)            --         (5,279)
                                                           ----------     ----------     ----------

Investing activities:

   Capital expenditures for property and equipment            (13,651)            --        (21,826)
   Proceeds from sales of assets                               52,570             --         74,470
   Purchases of marketable securities                              --             --        (18,040)
   Sales of marketable securities                                  --             --         17,040
   Net payments from (advances to) Interstate
     Hotels & Resorts                                              --             --         42,052
   (Increase) decrease in restricted cash                          --             --        (18,038)
   Other, net                                                      --             --           (299)
                                                           ----------     ----------     ----------
        Net cash provided by (used in)
          investing activities                                 38,919             --         75,359
                                                           ----------     ----------     ----------

Financing activities:

   Principal payments on long-term debt                        45,950             --       (179,309)
   Proceeds from issuance of long-term debt                        --             --        271,000
   Deferred financing fees                                         (4)            --         (7,513)
   Contributions from partners                                     --             --         82,920
   Distributions to partners                                       --             --           (424)
   Purchase of limited partnership unit                            --             --            (65)
                                                           ----------     ----------     ----------
       Net cash provided by (used in)
          financing activities                                 45,946             --        166,609
                                                           ----------     ----------     ----------

Effect of exchange rate changes on cash                            --             --           (304)
                                                           ----------     ----------     ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            6,310             --        236,385

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                 12,517             --         33,889
                                                           ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                       18,827             --        270,274
                                                           ==========     ==========     ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                          MERISTAR       NON-       MERISTAR       AGH        MERISTAR     MERISTAR
                                                        HOSPITALITY   GUARANTOR      SUB 7C,      UPREIT,      SUB 5N,      SUB 8A,
                                                          OP, L.P.   SUBSIDIARIES      LLC         LLC           LLC          LLC
                                                        -----------  ------------   --------     --------     --------     --------
Operating activities:

 Net (loss) income                                         (37,560)      32,934           --           --          544       (4,106)
 Adjustments to reconcile net income (loss) to net              --           --           --           --           --           --
  cash provided by (used in) operating activities:              --           --           --           --           --           --
  Depreciation and amortization                              9,196       40,316           --           --           99          112
  Equity in earnings                                       (55,165)          --           --           --           --           --
  Loss on sale of assets, before tax effect                     --           13           --           --           --        4,812
  Loss on fair value of non-hedging derivatives              4,735           --           --           --           --           --
  Minority interests                                           (10)          --           --           --           --           --
  Amortization of unearned stock based compensation          3,538           --           --           --           --           --
  Unrealized gain on interest rate swaps recognized in
   net loss                                                 (4,787)          --           --           --           --           --
  Deferred income taxes                                       (644)          --           --           --           --           --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                 (5,770)         (57)          --           --          (16)         (15)
   Prepaid expenses and other                               (4,272)        (477)          --           --           --           --
   Due from/to Interstate Hotels                             4,378           --           --           --           --           --
   Accounts payable, accrued expenses, accrued
    interest and other liabilities                         (10,254)      (2,190)          --           --           35            6
   Due from subsidiaries                                   131,389      (53,113)          --           --         (631)      (2,463)
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) operating activities      34,774       17,426           --           --           31       (1,654)
                                                          --------     --------     --------     --------     --------     --------

Investing activities:

 Capital expenditures for property and equipment              (837)     (11,424)          --           --          (31)      (4,616)
 Proceeds from sales of assets                                  --        7,280           --           --           --        6,270
 Net payments from (advances to) Interstate Hotels &
  Resorts                                                   (7,000)         678           --           --           --           --
 (Increase) decrease in restricted cash                      2,513        2,348           --           --           --           --
 Other, net                                                     --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) investing activities      (5,324)      (1,118)          --           --          (31)       1,654
                                                          --------     --------     --------     --------     --------     --------

Financing activities:

 Principal payments on long-term debt                     (297,310)     (16,308)          --           --           --           --
 Proceeds from issuance of long-term debt                  269,638           --           --           --           --           --
 Deferred financing fees                                    (3,416)          --           --           --           --           --
 Contributions from partners                                 3,156           --           --           --           --           --
 Distributions paid to partners                             (2,467)          --           --           --           --           --
                                                                --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) financing activities     (30,399)     (16,308)          --           --           --           --
                                                          --------     --------     --------     --------     --------     --------

Effect of exchange rate changes on cash                         (9)          --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          (958)          --           --           --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD               6,798           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                     5,840           --           --           --           --           --
                                                          ========     ========     ========     ========     ========     ========

                                                          MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                           SUB 8F,       8G,         SUB 6H,      SUB 8B,      SUB 1C,
                                                             L.P.        LLC          L.P.          LLC         L.P.
                                                          --------     --------     --------     --------     --------
Operating activities:

 Net (loss) income                                             834           --          766        2,524         (328)
 Adjustments to reconcile net income (loss) to net              --           --           --           --           --
  cash provided by (used in) operating activities:              --           --           --           --           --
  Depreciation and amortization                                339           --          323        1,785          767
  Equity in earnings                                            --           --           --           --           --
  Loss on sale of assets, before tax effect                     --           --           --           --           --
  Loss on fair value of non-hedging derivatives                 --           --           --           --           --
  Minority interests                                            --           --           --           --           --
  Amortization of unearned stock based compensation             --           --           --           --           --
  Unrealized gain on interest rate swaps recognized in
   net loss                                                     --           --           --           --           --
  Deferred income taxes                                        (96)          --           --           --           --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                      8           --           --           --           --
   Prepaid expenses and other                                   19           --           --           --           (8)
   Due from/to Interstate Hotels                                --           --           --           --           --
   Accounts payable, accrued expenses, accrued
    interest and other liabilities                               8           --           50          228           80
   Due from subsidiaries                                      (994)          --       (1,079)      (3,721)        (210)
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) operating activities         118           --           60          816          301
                                                          --------     --------     --------     --------     --------

Investing activities:

 Capital expenditures for property and equipment              (118)          --          (60)        (816)        (301)
 Proceeds from sales of assets                                  --           --           --           --           --
 Net payments from (advances to) Interstate Hotels &
  Resorts                                                       --           --           --           --           --
 (Increase) decrease in restricted cash                         --           --           --           --           --
 Other, net                                                     --           --           --           --           --
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) investing activities        (118)          --          (60)        (816)        (301)
                                                          --------     --------     --------     --------     --------

Financing activities:

 Principal payments on long-term debt                           --           --           --           --           --
 Proceeds from issuance of long-term debt                       --           --           --           --           --
 Deferred financing fees                                        --           --           --           --           --
 Contributions from partners                                    --           --           --           --           --
 Distributions paid to partners                                 --           --           --           --           --
                                                                --           --           --           --           --
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) financing activities          --           --           --           --           --
                                                          --------     --------     --------     --------     --------

Effect of exchange rate changes on cash                         --           --           --           --           --
                                                          --------     --------     --------     --------     --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            --           --           --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                  --           --           --           --           --
                                                          --------     --------     --------     --------     --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        --           --           --           --           --
                                                          ========     ========     ========     ========     ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                                                                                              OLD
                                                          MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                           SUB 8E,      SUB 7F,      SUB 5L,      SUB 3C,      SUB 5R,      SUB 8A,
                                                             LLC          LLC          LLC          LLC          LLC          LLC
                                                          --------     --------     --------     --------     --------     --------
Operating activities:

 Net (loss) income                                             643          431          591          472           --           --
 Adjustments to reconcile net income (loss) to net              --           --           --           --           --           --
  cash provided by (used in) operating activities:              --           --           --           --           --           --
  Depreciation and amortization                                448          348          101          529           --           --
  Equity in earnings                                            --           --           --           --           --           --
  Loss on sale of assets, before tax effect                     --           --           --           --           --           --
  Loss on fair value of non-hedging derivatives                 --           --           --           --           --           --
  Minority interests                                            --           --           --           --           --           --
  Amortization of unearned stock based compensation             --           --           --           --           --           --
  Unrealized gain on interest rate swaps recognized in
   net loss                                                     --           --           --           --           --           --
  Deferred income taxes                                         --           --           --           --           --           --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                     --           --           --           --           --           --
   Prepaid expenses and other                                   --           --           --           --           --            1
   Due from/to Interstate Hotels                                --           --           --           --           --           --
   Accounts payable, accrued expenses, accrued
    interest and other liabilities                             (65)          24           73          160           --          (46)
   Due from subsidiaries                                      (921)        (769)        (580)      (1,090)          --           46
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) operating activities         105           34          185           71           --            1
                                                          --------     --------     --------     --------     --------     --------

Investing activities:

 Capital expenditures for property and equipment              (105)         (34)        (185)         (71)          --           (1)
 Proceeds from sales of assets                                  --           --           --           --           --           --
 Net payments from (advances to) Interstate Hotels &
  Resorts                                                       --           --           --           --           --           --
 (Increase) decrease in restricted cash                         --           --           --           --           --           --
 Other, net                                                     --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) investing activities        (105)         (34)        (185)         (71)          --           (1)
                                                          --------     --------     --------     --------     --------     --------

Financing activities:

 Principal payments on long-term debt                           --           --           --           --           --           --
 Proceeds from issuance of long-term debt                       --           --           --           --           --           --
 Deferred financing fees                                        --           --           --           --           --           --
 Contributions from partners                                    --           --           --           --           --           --
 Distributions paid to partners                                 --           --           --           --           --           --
                                                                --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) financing activities          --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------

Effect of exchange rate changes on cash                         --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            --           --           --           --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                  --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        --           --           --           --           --           --
                                                          ========     ========     ========     ========     ========     ========

                                                          MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                           SUB 6D,      SUB 6E,      SUB 4E,      SUB 1B,      SUB 5F,
                                                             LLC          LLC         L.P.          LLC         L.P.
                                                          --------     --------     --------     --------     --------
Operating activities:

 Net (loss) income                                           1,119        2,443           65        1,839        1,112
 Adjustments to reconcile net income (loss) to net              --           --           --           --           --
  cash provided by (used in) operating activities:              --           --           --           --           --
  Depreciation and amortization                                393        1,272          689          462          792
  Equity in earnings                                            --           --           --           --           --
  Loss on sale of assets, before tax effect                     --           --           --           --           --
  Loss on fair value of non-hedging derivatives                 --           --           --           --           --
  Minority interests                                            --           --           --           --           --
  Amortization of unearned stock based compensation             --           --           --           --           --
  Unrealized gain on interest rate swaps recognized in
   net loss                                                     --           --           --           --           --
  Deferred income taxes                                         --           --           --           --           --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                    (10)          --           --           --           --
   Prepaid expenses and other                                   --           --           --           --           --
   Due from/to Interstate Hotels                                --           --           --           --           --
   Accounts payable, accrued expenses, accrued
    interest and other liabilities                            (130)         165         (148)          83          248
   Due from subsidiaries                                    (1,209)      (3,503)        (467)      (2,120)      (1,708)
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) operating activities         163          377          139          264          444
                                                          --------     --------     --------     --------     --------

Investing activities:

 Capital expenditures for property and equipment              (163)        (377)        (139)        (264)        (444)
 Proceeds from sales of assets                                  --           --           --           --           --
 Net payments from (advances to) Interstate Hotels &
  Resorts                                                       --           --           --           --           --
 (Increase) decrease in restricted cash                         --           --           --           --           --
 Other, net                                                     --           --           --           --           --
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) investing activities        (163)        (377)        (139)        (264)        (444)
                                                          --------     --------     --------     --------     --------

Financing activities:

 Principal payments on long-term debt                           --           --           --           --           --
 Proceeds from issuance of long-term debt                       --           --           --           --           --
 Deferred financing fees                                        --           --           --           --           --
 Contributions from partners                                    --           --           --           --           --
 Distributions paid to partners                                 --           --           --           --           --
                                                                --           --           --           --           --
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) financing activities          --           --           --           --           --
                                                          --------     --------     --------     --------     --------

Effect of exchange rate changes on cash                         --           --           --           --           --
                                                          --------     --------     --------     --------     --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            --           --           --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                  --           --           --           --           --
                                                          --------     --------     --------     --------     --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        --           --           --           --           --
                                                          ========     ========     ========     ========     ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                          MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                           SUB 6G,      SUB 8C,      SUB 4C,      SUB 4H,      SUB 7E,      SUB 3D,
                                                             LLC          LLC         L.P.         L.P.          LLC          LLC
                                                          --------     --------     --------     --------     --------     --------
Operating activities:

 Net (loss) income                                           1,118           --       (1,407)         (95)         451          966
 Adjustments to reconcile net income (loss) to net              --           --           --           --           --           --
  cash provided by (used in) operating activities:              --           --           --           --           --           --
  Depreciation and amortization                                627        1,037          283          405          473          653
  Equity in earnings                                            --           --           --           --           --           --
  Loss on sale of assets, before tax effect                     --           --        1,578           --           --           --
  Loss on fair value of non-hedging derivatives                 --           --           --           --           --           --
  Minority interests                                            --           --           --           --           --           --
  Amortization of unearned stock based compensation             --           --           --           --           --           --
  Unrealized gain on interest rate swaps recognized in
   net loss                                                     --           --           --           --           --           --
  Deferred income taxes                                         --           --          (32)          --           --           --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                     --           --           (1)          --           --           --
   Prepaid expenses and other                                   --           --           --           (3)          --           --
   Due from/to Interstate Hotels                                --           --           --           --           --           --
   Accounts payable, accrued expenses, accrued
    interest and other liabilities                            (103)        (201)        (317)         (67)         (73)         169
   Due from subsidiaries                                    (1,348)        (716)     (11,656)        (158)        (769)      (1,588)
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) operating activities         294          120      (11,552)          82           82          200
                                                          --------     --------     --------     --------     --------     --------

Investing activities:

 Capital expenditures for property and equipment              (294)        (120)         (48)         (82)         (82)        (200)
 Proceeds from sales of assets                                  --           --       11,600           --           --           --
 Net payments from (advances to) Interstate Hotels &
  Resorts                                                       --           --           --           --           --           --
 (Increase) decrease in restricted cash                         --           --           --           --           --           --
 Other, net                                                     --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) investing activities        (294)        (120)      11,552          (82)         (82)        (200)
                                                          --------     --------     --------     --------     --------     --------

Financing activities:

 Principal payments on long-term debt                           --           --           --           --           --           --
 Proceeds from issuance of long-term debt                       --           --           --           --           --           --
 Deferred financing fees                                        --           --           --           --           --           --
 Contributions from partners                                    --           --           --           --           --           --
 Distributions paid to partners                                 --           --           --           --           --           --
                                                                --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) financing activities          --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------

Effect of exchange rate changes on cash                         --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            --           --           --           --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                  --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        --           --           --           --           --           --
                                                          ========     ========     ========     ========     ========     ========

                                                          MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                           SUB 1A,      SUB 5E,     7A JOINT      SUB 6K,      SUB 2B,
                                                             LLC          LLC        VENTURE        LLC          LLC
                                                          --------     --------     --------     --------     --------
Operating activities:

 Net (loss) income                                             736        2,534          520        2,183         (299)
 Adjustments to reconcile net income (loss) to net              --           --           --           --           --
  cash provided by (used in) operating activities:              --           --           --           --           --
  Depreciation and amortization                                343        1,454          312          554          314
  Equity in earnings                                            --           --           --           --           --
  Loss on sale of assets, before tax effect                     --           --           --           --           --
  Loss on fair value of non-hedging derivatives                 --           --           --           --           --
  Minority interests                                            --           --           --           --           --
  Amortization of unearned stock based compensation             --           --           --           --           --
  Unrealized gain on interest rate swaps recognized in
   net loss                                                     --           --           --           --           --
  Deferred income taxes                                         --           --           --           --           --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                     --           --           --           --           --
   Prepaid expenses and other                                   --           --           --           --           --
   Due from/to Interstate Hotels                                --           --           --           --           --
   Accounts payable, accrued expenses, accrued
    interest and other liabilities                             (19)         157          (67)          80           --
   Due from subsidiaries                                    (1,001)      (4,098)        (546)      (2,619)         139
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) operating activities          59           47          219          198          154
                                                          --------     --------     --------     --------     --------

Investing activities:

 Capital expenditures for property and equipment               (59)         (47)        (219)        (198)        (154)
 Proceeds from sales of assets                                  --           --           --           --           --
 Net payments from (advances to) Interstate Hotels &
  Resorts                                                       --           --           --           --           --
 (Increase) decrease in restricted cash                         --           --           --           --           --
 Other, net                                                     --           --           --           --           --
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) investing activities         (59)         (47)        (219)        (198)        (154)
                                                          --------     --------     --------     --------     --------

Financing activities:

 Principal payments on long-term debt                           --           --           --           --           --
 Proceeds from issuance of long-term debt                       --           --           --           --           --
 Deferred financing fees                                        --           --           --           --           --
 Contributions from partners                                    --           --           --           --           --
 Distributions paid to partners                                 --           --           --           --           --
                                                                --           --           --           --           --
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) financing activities          --           --           --           --           --
                                                          --------     --------     --------     --------     --------

Effect of exchange rate changes on cash                         --           --           --           --           --
                                                          --------     --------     --------     --------     --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            --           --           --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                  --           --           --           --           --
                                                          --------     --------     --------     --------     --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        --           --           --           --           --
                                                          ========     ========     ========     ========     ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                          MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                           SUB 3A,      SUB 4A,      SUB 4D,      SUB 2A,      SUB 6L,
                                                             LLC         L.P.         L.P.          LLC          LLC
                                                          --------     --------     --------     --------     --------
Operating activities:

 Net (loss) income                                             151          585           49         (419)         575
 Adjustments to reconcile net income (loss) to net              --           --           --           --           --
  cash provided by (used in) operating activities:              --           --           --           --           --
  Depreciation and amortization                                194           --          233          240          667
  Equity in earnings                                            --           --           --           --           --
  Loss on sale of assets, before tax effect                     --           --           --           --           --
  Loss on fair value of non-hedging derivatives                 --           --           --           --           --
  Minority interests                                            --           --           --           --           --
  Amortization of unearned stock based compensation             --           --           --           --           --
  Unrealized gain on interest rate swaps recognized in
   net loss                                                     --           --           --           --           --
  Deferred income taxes                                         --           --           --           --           --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                     --           --           --           --           --
   Prepaid expenses and other                                   --           --           --           --           --
   Due from/to Interstate Hotels                                --           --           --           --           --
   Accounts payable, accrued expenses, accrued
    interest and other liabilities                              33          (33)         115          (12)         (69)
   Due from subsidiaries                                       355         (288)        (124)         244         (986)
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) operating activities         733          264          273           53          187
                                                          --------     --------     --------     --------     --------

Investing activities:

 Capital expenditures for property and equipment              (733)        (264)        (273)         (53)        (187)
 Proceeds from sales of assets                                  --           --           --           --           --
 Net payments from (advances to) Interstate Hotels &
  Resorts                                                       --           --           --           --           --
 (Increase) decrease in restricted cash                         --           --           --           --           --
 Other, net                                                     --           --           --           --           --
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) investing activities        (733)        (264)        (273)         (53)        (187)
                                                          --------     --------     --------     --------     --------

Financing activities:

 Principal payments on long-term debt                           --           --           --           --           --
 Proceeds from issuance of long-term debt                       --           --           --           --           --
 Deferred financing fees                                        --           --           --           --           --
 Contributions from partners                                    --           --           --           --           --
 Distributions paid to partners                                 --           --           --           --           --
                                                                --           --           --           --           --
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) financing activities          --           --           --           --           --
                                                          --------     --------     --------     --------     --------

Effect of exchange rate changes on cash                         --           --           --           --           --
                                                          --------     --------     --------     --------     --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            --           --           --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                  --           --           --           --           --
                                                          --------     --------     --------     --------     --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        --           --           --           --           --
                                                          ========     ========     ========     ========     ========

                                                            MDV        MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                          LIMITED       SUB 5C,      SUB 6J,      SUB 1D,      SUB 7B,      SUB 7D,
                                                        PARTNERSHIP       LLC          LLC          LLC          L.P.         LLC
                                                        -----------    --------     --------     --------     --------     --------
Operating activities:

 Net (loss) income                                             208          359        1,304        1,594          117        1,519
 Adjustments to reconcile net income (loss) to net              --           --           --           --           --           --
  cash provided by (used in) operating activities:              --           --           --           --           --           --
  Depreciation and amortization                                102          447          482        1,702          694        1,244
  Equity in earnings                                            --           --           --           --           --           --
  Loss on sale of assets, before tax effect                     --           --           --           --           --           --
  Loss on fair value of non-hedging derivatives                 --           --           --           --           --           --
  Minority interests                                            --           --           --           --           --           --
  Amortization of unearned stock based compensation             --           --           --           --           --           --
  Unrealized gain on interest rate swaps recognized in
   net loss                                                     --           --           --           --           --           --
  Deferred income taxes                                         --           --           --           --           --           --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                     --           --          (81)          --           --           40
   Prepaid expenses and other                                    4          (14)          --           --           --           --
   Due from/to Interstate Hotels                                --           --           --           --           --           --
   Accounts payable, accrued expenses, accrued
    interest and other liabilities                             (10)          41         (108)        (360)         199          471
   Due from subsidiaries                                      (291)        (616)      (1,369)      (2,403)        (975)      (3,136)
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) operating activities          13          217          228          533           35          138
                                                          --------     --------     --------     --------     --------     --------

Investing activities:

 Capital expenditures for property and equipment               (13)        (217)        (228)        (533)         (35)        (138)
 Proceeds from sales of assets                                  --           --           --           --           --           --
 Net payments from (advances to) Interstate Hotels &
  Resorts                                                       --           --           --           --           --           --
 (Increase) decrease in restricted cash                         --           --           --           --           --           --
 Other, net                                                     --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) investing activities         (13)        (217)        (228)        (533)         (35)        (138)
                                                          --------     --------     --------     --------     --------     --------

Financing activities:

 Principal payments on long-term debt                           --           --           --           --           --           --
 Proceeds from issuance of long-term debt                       --           --           --           --           --           --
 Deferred financing fees                                        --           --           --           --           --           --
 Contributions from partners                                    --           --           --           --           --           --
 Distributions paid to partners                                 --           --           --           --           --           --
                                                                --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) financing activities          --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------

Effect of exchange rate changes on cash                         --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            --           --           --           --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                  --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        --           --           --           --           --           --
                                                          ========     ========     ========     ========     ========     ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                          MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                           SUB 7G,      SUB 6B,      SUB 4I,      SUB 5D,      SUB 5H,      SUB 7H,
                                                             LLC         LLC          L.P.          LLC          LLC          LLC
                                                          --------     --------     --------     --------     --------     --------
Operating activities:

 Net (loss) income                                            (290)         436         (491)      (1,026)         627          337
 Adjustments to reconcile net income (loss) to net              --           --           --           --           --           --
  cash provided by (used in) operating activities:              --           --           --           --           --           --
  Depreciation and amortization                                566          341          341        1,086        1,479          341
  Equity in earnings                                            --           --           --           --           --           --
  Loss on sale of assets, before tax effect                     --           --           --           --           --           --
  Loss on fair value of non-hedging derivatives                 --           --           --           --           --           --
  Minority interests                                            --           --           --           --           --           --
  Amortization of unearned stock based compensation             --           --           --           --           --           --
  Unrealized gain on interest rate swaps recognized in
   net loss                                                     --           --           --           --           --           --
  Deferred income taxes                                         --           --           --           --           --           --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                     --           --           --           --           --           --
   Prepaid expenses and other                                   --           --           --           --           --           --
   Due from/to Interstate Hotels                                --           --           --           --           --           --
   Accounts payable, accrued expenses, accrued
    interest and other liabilities                            (187)         (90)         (28)         124          516           83
   Due from subsidiaries                                        24         (590)         365          110       (1,770)        (571)
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) operating activities         113           97          187          294          852          190
                                                          --------     --------     --------     --------     --------     --------

Investing activities:

 Capital expenditures for property and equipment              (113)         (97)        (187)        (294)        (852)        (190)
 Proceeds from sales of assets                                  --           --           --           --           --           --
 Net payments from (advances to) Interstate Hotels &
  Resorts                                                       --           --           --           --           --           --
 (Increase) decrease in restricted cash                         --           --           --           --           --           --
 Other, net                                                     --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) investing activities        (113)         (97)        (187)        (294)        (852)        (190)
                                                          --------     --------     --------     --------     --------     --------

Financing activities:

 Principal payments on long-term debt                           --           --           --           --           --           --
 Proceeds from issuance of long-term debt                       --           --           --           --           --           --
 Deferred financing fees                                        --           --           --           --           --           --
 Contributions from partners                                    --           --           --           --           --           --
 Distributions paid to partners                                 --           --           --           --           --           --
                                                                --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) financing activities          --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------

Effect of exchange rate changes on cash                         --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            --           --           --           --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                  --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        --           --           --           --           --           --
                                                          ========     ========     ========     ========     ========     ========

                                                            AGH        MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                           PSS I,       SUB 2D,      SUB 4F,      SUB 5K,      SUB 5M,
                                                            INC.          LLC         L.P.          LLC          LLC
                                                          --------     --------     --------     --------     --------
Operating activities:

 Net (loss) income                                           1,531          (72)         311          846          848
 Adjustments to reconcile net income (loss) to net              --           --           --           --           --
  cash provided by (used in) operating activities:              --           --           --           --           --
  Depreciation and amortization                                 --          355          840          891          339
  Equity in earnings                                            --           --           --           --           --
  Loss on sale of assets, before tax effect                     --           --           --           --           --
  Loss on fair value of non-hedging derivatives                 --           --           --           --           --
  Minority interests                                            --           --           --           --           --
  Amortization of unearned stock based compensation             --           --           --           --           --
  Unrealized gain on interest rate swaps recognized in
   net loss                                                     --           --           --           --           --
  Deferred income taxes                                         --           --           --           --           --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                     --           --           --           --           --
   Prepaid expenses and other                                   --           --           --           --           --
   Due from/to Interstate Hotels                                --           --           --           --           --
   Accounts payable, accrued expenses, accrued
    interest and other liabilities                             311          (46)         (85)      (1,199)         136
   Due from subsidiaries                                    (1,341)        (150)        (691)         162       (1,224)
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) operating activities         501           87          375          700           99
                                                          --------     --------     --------     --------     --------

Investing activities:

 Capital expenditures for property and equipment              (501)         (87)        (375)        (700)         (99)
 Proceeds from sales of assets                                  --           --           --           --           --
 Net payments from (advances to) Interstate Hotels &
  Resorts                                                       --           --           --           --           --
 (Increase) decrease in restricted cash                         --           --           --           --           --
 Other, net                                                     --           --           --           --           --
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) investing activities        (501)         (87)        (375)        (700)         (99)
                                                          --------     --------     --------     --------     --------

Financing activities:

 Principal payments on long-term debt                           --           --           --           --           --
 Proceeds from issuance of long-term debt                       --           --           --           --           --
 Deferred financing fees                                        --           --           --           --           --
 Contributions from partners                                    --           --           --           --           --
 Distributions paid to partners                                 --           --           --           --           --
                                                                --           --           --           --           --
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) financing activities          --           --           --           --           --
                                                          --------     --------     --------     --------     --------

Effect of exchange rate changes on cash                         --           --           --           --           --
                                                          --------     --------     --------     --------     --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            --           --           --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                  --           --           --           --           --
                                                          --------     --------     --------     --------     --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        --           --           --           --           --
                                                          ========     ========     ========     ========     ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                          MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                           SUB 1E,      SUB 5O,      SUB 6M       SUB 4B,      SUB 6C,      SUB 2C,
                                                            L.P.          LLC       COMPANY         L.P.         LLC          LLC
                                                          --------     --------     --------     --------     --------     --------
Operating activities:

 Net (loss) income                                             994          353        2,257         (356)       1,519         (938)
 Adjustments to reconcile net income (loss) to net              --           --           --           --           --           --
  cash provided by (used in) operating activities:              --           --           --           --           --           --
  Depreciation and amortization                                223          164          905          414          585          777
  Equity in earnings                                            --           --           --           --           --           --
  Loss on sale of assets, before tax effect                     --           --           --           --           --           --
  Loss on fair value of non-hedging derivatives                 --           --           --           --           --           --
  Minority interests                                            --           --           --           --           --           --
  Amortization of unearned stock based compensation             --           --           --           --           --           --
  Unrealized gain on interest rate swaps recognized
   in net loss                                                  --           --           --           --           --           --
  Deferred income taxes                                         --           --           --           --           --           --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                     --           --           --           --           --           --
   Prepaid expenses and other                                   --           --           13           --           --           --
   Due from/to Interstate Hotels                                --           --           --           --           --           --
   Accounts payable, accrued expenses, accrued
    interest and other liabilities                              12           36          (93)          19          (66)        (131)
   Due from subsidiaries                                    (1,157)        (501)      (2,879)       1,215       (1,715)         455
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) operating activities          72           52          203        1,292          323          163
                                                          --------     --------     --------     --------     --------     --------

Investing activities:

 Capital expenditures for property and equipment               (72)         (52)        (203)      (1,292)        (323)        (163)
 Proceeds from sales of assets                                  --           --           --           --           --           --
 Net payments from (advances to) Interstate Hotels &
  Resorts                                                       --           --           --           --           --           --
 (Increase) decrease in restricted cash                         --           --           --           --           --           --
 Other, net                                                     --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) investing activities         (72)         (52)        (203)      (1,292)        (323)        (163)
                                                          --------     --------     --------     --------     --------     --------

Financing activities:

 Principal payments on long-term debt                           --           --           --           --           --           --
 Proceeds from issuance of long-term debt                       --           --           --           --           --           --
 Deferred financing fees                                        --           --           --           --           --           --
 Contributions from partners                                    --           --           --           --           --           --
 Distributions paid to partners                                 --           --           --           --           --           --
                                                                --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
   Net cash provided by (used in) financing activities          --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------

Effect of exchange rate changes on cash                         --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            --           --           --           --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                  --           --           --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        --           --           --           --           --           --
                                                          ========     ========     ========     ========     ========     ========

                                                          MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                           SUB 4G,      SUB 3B,      SUB 5G,      SUB 5P,      SUB 5J,
                                                             L.P.         LLC          L.P.         LLC          LLC
                                                          --------     --------     --------     --------     --------
Operating activities:

 Net (loss) income                                             744          (42)       2,575          436        3,482
 Adjustments to reconcile net income (loss) to net              --           --           --           --           --
  cash provided by (used in) operating activities:              --           --           --           --           --
  Depreciation and amortization                                687          691        4,643            2        2,604
  Equity in earnings                                            --           --           --           --           --
  Loss on sale of assets, before tax effect                     --           --           --           --           --
  Loss on fair value of non-hedging derivatives                 --           --           --           --           --
  Minority interests                                            --           --           --           --           --
  Amortization of unearned stock based compensation             --           --           --           --           --
  Unrealized gain on interest rate swaps recognized
   in net loss                                                  --           --           --           --           --
  Deferred income taxes                                         --           --           --           --           --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                     --           --           --          319           --
   Prepaid expenses and other                                   --           --           --           --          483
   Due from/to Interstate Hotels                                --           --           --           --           --
   Accounts payable, accrued expenses, accrued
    interest and other liabilities                            (172)         134          921            8          521
   Due from subsidiaries                                    (1,163)        (297)      (6,957)        (726)      (4,781)
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) operating activities          96          486        1,182           39        2,309
                                                          --------     --------     --------     --------     --------

Investing activities:

 Capital expenditures for property and equipment               (96)        (486)      (1,182)         (39)      (2,309)
 Proceeds from sales of assets                                  --           --           --           --           --
 Net payments from (advances to) Interstate Hotels &
  Resorts                                                       --           --           --           --           --
 (Increase) decrease in restricted cash                         --           --           --           --           --
 Other, net                                                     --           --           --           --           --
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) investing activities         (96)        (486)      (1,182)         (39)      (2,309)
                                                          --------     --------     --------     --------     --------

Financing activities:

 Principal payments on long-term debt                           --           --           --           --           --
 Proceeds from issuance of long-term debt                       --           --           --           --           --
 Deferred financing fees                                        --           --           --           --           --
 Contributions from partners                                    --           --           --           --           --
 Distributions paid to partners                                 --           --           --           --           --
                                                                --           --           --           --           --
                                                          --------     --------     --------     --------     --------
   Net cash provided by (used in) financing activities          --           --           --           --           --
                                                          --------     --------     --------     --------     --------

Effect of exchange rate changes on cash                         --           --           --           --           --
                                                          --------     --------     --------     --------     --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            --           --           --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                  --           --           --           --           --
                                                          --------     --------     --------     --------     --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        --           --           --           --           --
                                                          ========     ========     ========     ========     ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)

                                                          MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                           SUB 5Q,        SUB 5A,        SUB 8D,        SUB 4J,
                                                             LLC            LLC            LLC            LLC
                                                          --------       --------       --------       --------
Operating activities:

 Net (loss) income                                           1,068            905            485          1,040
 Adjustments to reconcile net income (loss) to net              --             --             --             --
  cash provided by (used in) operating activities:              --             --             --             --
  Depreciation and amortization                                360          1,055            951          1,007
  Equity in earnings                                            --             --             --             --
  Loss on sale of assets, before tax effect                     --             --             --             --
  Loss on fair value of non-hedging derivatives                 --             --             --             --
  Minority interests                                            --             --             --             --
  Amortization of unearned stock based compensation             --             --             --             --
  Unrealized gain on interest rate swaps recognized in
   net loss                                                     --             --             --             --
  Deferred income taxes                                         --             --             --             --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                     --             --             --             40
   Prepaid expenses and other                                   --             --              1             --
   Due from/to Interstate Hotels                                --             --             --             --
   Accounts payable, accrued expenses, accrued
    interest and other liabilities                             137            497            (41)            15
   Due from subsidiaries                                    (1,079)        (2,209)        (1,240)        (1,924)
                                                          --------       --------       --------       --------
   Net cash provided by (used in) operating activities         486            248            156            178
                                                          --------       --------       --------       --------

Investing activities:

 Capital expenditures for property and equipment              (486)          (248)          (156)          (178)
 Proceeds from sales of assets                                  --             --             --             --
 Net payments from (advances to) Interstate Hotels &
  Resorts                                                       --             --             --             --
 (Increase) decrease in restricted cash                         --             --             --             --
 Other, net                                                     --             --             --             --
                                                          --------       --------       --------       --------
   Net cash provided by (used in) investing activities        (486)          (248)          (156)          (178)
                                                          --------       --------       --------       --------

Financing activities:

 Principal payments on long-term debt                           --             --             --             --
 Proceeds from issuance of long-term debt                       --             --             --             --
 Deferred financing fees                                        --             --             --             --
 Contributions from partners                                    --             --             --             --
 Distributions paid to partners                                 --             --             --             --
                                                                --             --             --             --
                                                          --------       --------       --------       --------
   Net cash provided by (used in) financing activities          --             --             --             --
                                                          --------       --------       --------       --------

Effect of exchange rate changes on cash                         --             --             --             --
                                                          --------       --------       --------       --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            --             --             --             --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                  --             --             --             --
                                                          --------       --------       --------       --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        --             --             --             --
                                                          ========       ========       ========       ========

                                                          MERISTAR      GUARANTOR
                                                           HOTEL       SUBSIDIARIES                     TOTAL
                                                        LESSEE, INC.      TOTAL       ELIMINATIONS   CONSOLIDATED
                                                        ------------   ------------   ------------   ------------
Operating activities:

 Net (loss) income                                         (17,046)        22,231        (55,165)       (37,560)
 Adjustments to reconcile net income (loss) to net              --             --             --             --
  cash provided by (used in) operating activities:              --             --             --             --
  Depreciation and amortization                              1,221         43,787             --         93,299
  Equity in earnings                                            --             --         55,165             --
  Loss on sale of assets, before tax effect                     --          6,390             --          6,403
  Loss on fair value of non-hedging derivatives                 --             --             --          4,735
  Minority interests                                            --             --             --            (10)
  Amortization of unearned stock based compensation             --             --             --          3,538
  Unrealized gain on interest rate swaps recognized in
   net loss                                                     --             --             --         (4,787)
  Deferred income taxes                                         --           (128)            --           (772)
  Changes in operating assets and liabilities:
   Accounts receivable, net                                    (70)           215             --         (5,613)
   Prepaid expenses and other                                 (798)          (302)            --         (5,051)
   Due from/to Interstate Hotels                             1,384          1,384             --          5,762
   Accounts payable, accrued expenses, accrued
    interest and other liabilities                          (2,113)          (184)            --        (12,628)
   Due from subsidiaries                                     7,727        (78,277)            --             --
                                                          --------       --------       --------       --------
   Net cash provided by (used in) operating activities      (9,695)        (4,884)            --         47,316
                                                          --------       --------       --------       --------

Investing activities:

 Capital expenditures for property and equipment              (881)       (23,563)            --        (35,824)
 Proceeds from sales of assets                                  --         17,870             --         25,150
 Net payments from (advances to) Interstate Hotels &
  Resorts                                                     (678)          (678)            --         (7,000)
 (Increase) decrease in restricted cash                         --             --             --          4,861
 Other, net                                                     --             --             --             --
                                                          --------       --------       --------       --------
   Net cash provided by (used in) investing activities      (1,559)        (6,371)            --        (12,813)
                                                          --------       --------       --------       --------

Financing activities:

 Principal payments on long-term debt                           --             --             --       (313,618)
 Proceeds from issuance of long-term debt                   13,500         13,500             --        283,138
 Deferred financing fees                                        --             --             --         (3,416)
 Contributions from partners                                    --             --             --          3,156
 Distributions paid to partners                                 --             --             --         (2,467)
                                                                --             --             --             --
                                                          --------       --------       --------       --------
   Net cash provided by (used in) financing activities      13,500         13,500             --        (33,207)
                                                          --------       --------       --------       --------

Effect of exchange rate changes on cash                         --             --             --             (9)
                                                          --------       --------       --------       --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS         2,246          2,245             --          1,287

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD              16,643         16,643             --         23,441
                                                          --------       --------       --------       --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                    18,889         18,888             --         24,728
                                                          ========       ========       ========       ========